UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

(Rule 14a-101)

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934 (AMENDMENT NO.     )

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☐	Soliciting Material Pursuant to §240.14a-12

CABLEVISION SYSTEMS CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Notice of Annual Meeting and

Proxy Statement

Dear Stockholder:

You are cordially invited to attend our annual meeting of stockholders at 10:00 a.m. on May 21, 2010 at our corporate headquarters building at 1111 Stewart Avenue, Bethpage, New York.

In addition to the matters described in the attached proxy statement, we will report on the Company’s activities during 2009. You will have an opportunity to ask questions and to meet your directors and executives.

We are continuing to take advantage of the Securities and Exchange Commission rules allowing companies to furnish proxy materials to their stockholders on the Internet. We believe the e-proxy process expedites stockholders’ receipt of proxy materials, lowers the costs and reduces the environmental impact of our annual meeting.

I look forward to seeing you at the meeting. Your vote is important to us. Stockholders may vote by using a toll-free telephone number or over the Internet. Also, if you receive a paper copy of the proxy card by mail, you may sign and return the proxy card in the envelope provided.

Sincerely yours,

Charles F. Dolan

Chairman

April 8, 2010

Cablevision Systems Corporation, 1111 Stewart Avenue, Bethpage, NY 11714-3581

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS OF CABLEVISION

SYSTEMS CORPORATION

Time:

10:00 a.m., Eastern Standard Time

Date:

May 21, 2010

Place:

Cablevision Systems Corporation

Corporate Headquarters

1111 Stewart Avenue

Bethpage, New York

Purpose:

•	Elect directors

•	Ratify appointment of independent registered public accounting firm

•	Conduct other business if properly raised

Only stockholders of record on March 31, 2010 may vote at the meeting.

Your vote is important. We urge you to vote as soon as possible by telephone or over the Internet. If you receive a copy of the proxy card by mail, you may sign and return the proxy card in the envelope provided.

Important Notice: Our 2009 Annual Report on Form 10-K and the 2010 Proxy Statement are available at www.cablevision.com/investor/proxy.jsp

Victoria D. Salhus

Senior Vice President,

Deputy General Counsel

and Secretary

April 8, 2010

Proxy Statement 2010 - Cablevision

GENERAL INFORMATION

Voting Rights

Holders of Cablevision NY Group Class A common stock (“Class A common stock”) and Cablevision NY Group Class B common stock (“Class B common stock”), as recorded in our stock register on March 31, 2010, may vote at the meeting. On March 31, 2010, there were 251,261,442 shares of Class A common stock and 54,354,251 shares of Class B common stock outstanding. Each share of Class A common stock has one vote per share and holders will be voting for the election of five candidates to the Board of Directors. Each share of Class B common stock has ten votes per share and holders will be voting for the election of twelve candidates to the Board of Directors. As a result of their ownership of Class B common stock, our Chairman, Charles F. Dolan, members of his family and related family entities, have the power to elect all of the directors to be elected by the holders of Class B common stock and to approve Proposal 2, regardless of how other shares are voted.

How to vote

As permitted by rules adopted by the Securities and Exchange Commission, we have elected to provide access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders (other than those who previously requested electronic or paper delivery). All stockholders will have the ability to access the proxy materials on a website referred to in the Notice or request to receive a printed set of the proxy materials. There is no charge to you for requesting a copy of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed set of proxy materials may be found in the Notice. In addition, stockholders may request to receive future proxy materials in printed form by mail or electronically by email on an ongoing basis.

You may vote in person at the meeting or by proxy. You may vote by telephone or over the Internet. Also, if you receive a paper copy of the proxy card by mail, you may sign and return the proxy card in the envelope provided. We recommend you vote by proxy even if you plan to attend the meeting. You can always change your vote at the meeting.

How proxies work

Cablevision Systems Corporation’s (the “Company”) Board of Directors (the “Board”) is asking for your proxy. If you submit a proxy, but do not specify how to vote, we will vote your shares in favor of the director nominees identified in this proxy statement and in favor of Proposal 2. The Notice contains instructions for telephone and Internet voting. Also, if you receive a paper copy of the proxy card by mail, you may sign and return the proxy card in the envelope provided. Whichever method you use, giving us your proxy means you authorize us to vote your shares at the meeting in the manner you direct. You may vote for all, some, or none of our director candidates. You may also vote for or against Proposal 2 or abstain from voting.

Proxy Statement 2010 - Cablevision

You may receive more than one Notice or proxy or voting card depending on how you hold your shares. If you hold shares through someone else, such as a stockbroker, you may get material from them asking how you want to vote.

Revoking a proxy

You may revoke your proxy before it is voted by submitting a new proxy with a later date; by voting in person at the meeting; granting a subsequent proxy through the Internet or telephone or by notifying the Company’s Investor Relations department in writing at Cablevision Systems Corporation, Investor Relations, 1111 Stewart Avenue, Bethpage, New York 11714.

Confidential voting

Independent inspectors count the votes. Your individual vote is kept confidential (including those delivered by telephone or Internet) from us unless special circumstances exist. For example, a copy of your proxy card will be sent to us if you write comments on the card.

Quorum

In order to carry on the business of the meeting, we must have a quorum. This means that at least a majority of the outstanding votes represented by outstanding shares eligible to vote must be represented at the meeting, either by proxy or in person.

Votes needed

Election of directors by the holders of Class A common stock (“Class A directors”) requires the affirmative vote of a plurality of votes cast by holders of Class A common stock. Election of directors by the holders of Class B common stock (“Class B directors”) requires the affirmative vote of a plurality of votes cast by holders of Class B common stock. Approval of Proposal 2 requires the favorable vote of a majority of the votes cast by the holders of Class A common stock and holders of Class B common stock, voting together as a single class. Abstentions and broker non-votes count for quorum purposes. They will not affect Proposal 2. Broker non-votes occur when a bank, brokerage firm or other nominee is not permitted to vote on a particular matter without instructions from the owner of the shares and no instruction is received.

Please note that this year the rules regarding how brokers may vote your shares have changed. Brokers may no longer vote your shares in the election of directors unless you provide specific instructions as to how to vote. We encourage you to provide instructions to your broker regarding the voting of your shares.

Important Notice

All meeting attendees may be asked to present a valid, government-issued photo identification card (federal, state or local), such as a driver’s license or passport, before entering the meeting. In addition, video and audio recording devices and other electronic devices will not be permitted at the meeting and attendees will be subject to security inspections.

Proxy Statement 2010 - Cablevision

Solicitation

These proxy materials are first being sent to stockholders on April 8, 2010. In addition to this mailing, the Company’s employees may solicit proxies personally, electronically or by telephone. The Company pays the costs of soliciting proxies. We also reimburse brokers and other nominees for their expenses in sending these materials to you and obtaining your voting instructions.

PROPOSAL 1

Election of directors

The Board has nominated the seventeen director candidates named below all of whom currently serve as our directors, except for Kristin A. Dolan. Of the seventeen nominees for director, twelve are to be elected by the Class B stockholders and five are to be elected by the Class A stockholders. All of the directors are elected for a one year term.

Each current director was elected by the stockholders at the last annual meeting.

The persons named in the proxy intend to vote for the election of each of the director nominees below, unless you indicate on your proxy that your vote should be withheld from any or all of the nominees.

If a Class A director nominee becomes unavailable before the election, the persons named in the Class A proxy would be authorized to vote for a replacement Class A director nominee if the Board names one. If a Class B director nominee becomes unavailable before the election, the persons named in the Class B proxy would be authorized to vote for a replacement Class B director nominee if the Board names one.

Information on each of our nominees is given below.

The Board unanimously recommends you vote FOR each of the following candidates:

Directors to be elected by Class A Stockholders

•

ZACHARY W. CARTER, 60, Director of the Company since 2006. Partner at the law firm of Dorsey & Whitney LLP, in New York, New York since 1999. Prior to that time, Mr. Carter’s career in public service included serving as United States Attorney for the Eastern District of New York from 1993 to 1999. Mr. Carter is a director of Marsh & McLennan Companies, Inc.

In light of Mr. Carter’s experience as a practicing attorney, his government service, his service as a director of another public company, as well as the knowledge and experience he has gained and contributions he has made during his tenure as a director of the Company, our Board of Directors, acting on the unanimous recommendation of the directors elected by the Class A stockholders, has concluded that he should be re-elected to the Board.

Proxy Statement 2010 - Cablevision

•

THOMAS V. REIFENHEISER, 74, Director of the Company since 2002. Mr. Reifenheiser retired as a Managing Director of JP Morgan Chase, overseeing the Global Media and Telecommunications Division in September 2000 after 38 years with JP Morgan Chase and its predecessors. Mr. Reifenheiser is a director of Citadel Broadcasting Corporation, Lamar Advertising Company and Mediacom Communications Corporation.

In light of Mr. Reifenheiser’s experience as a commercial banker to media and telecommunications companies, his service as a director of other public companies, as well as the knowledge and experience he has gained and contributions he has made during his tenure as a director of the Company, our Board of Directors, acting on the unanimous recommendation of the directors elected by the Class A stockholders, has concluded that he should be reelected to the Board.

•

VICE ADMIRAL JOHN R. RYAN USN (RET.), 64, Director of the Company since 2002. President and Chief Executive Officer of the Center for Creative Leadership in Greensboro, North Carolina since June 2007. He was Chancellor of the State University of New York from June 2005 to June 2007. He was President of the State University of New York Maritime College from June 2002 to June 2005, Interim President of State University at Albany from February 2004 to February 2005, and Superintendent of the United States Naval Academy from June 1998 to June 2002. Vice Admiral Ryan’s military career included positions as Commander of the Maritime Surveillance and Reconnaissance Force, US Sixth Fleet/Commander, Fleet Air Mediterranean/Commander, Maritime Air Forces, Mediterranean until his retirement from the U.S. Navy in July 2002. Vice Admiral Ryan is a director of CIT Group Inc.

In light of Vice Admiral Ryan’s experience in military service, his leadership positions at major universities, his experience as the chief executive officer of another company, his service as a director of another public company, as well as the knowledge and experience he has gained and contributions he has made during his tenure as a director of the Company, our Board of Directors, acting on the unanimous recommendation of the directors elected by the Class A stockholders, has concluded that he should be reelected to the Board.

•

VINCENT TESE, 67, Director of the Company since 1996. Mr. Tese served as Chairman and Chief Executive Officer of the New York State Urban Development Corporation from 1985 to 1987 and as Director of Economic Development for New York State from 1987 to December 1994. Mr. Tese is Executive Chairman of Bond Street Holdings LLC and Premier American Bank and is a director of Bowne & Company, Inc., GGCP, Inc., IntercontinentalExchange, Inc., ICE U.S. Trust LLC, Mack-Cali Realty Corporation, Madison Square Garden, Inc., Municipal Art Society, Retail Opportunity Investments Corp., Wireless Cable International, Inc. and Xanboo Inc. and a trustee of New York Presbyterian Hospital and New York University School of Law. During the past five years, Mr. Tese was a director of Gabelli Asset Management, National Wireless Holdings, Inc. and The Bear Stearns Companies, Inc.

Proxy Statement 2010 - Cablevision

In light of Mr. Tese’s experience as the chief executive officer of the New York State Urban Development Corporation, his government service, his experience as the executive chairman of private companies, his service as a director of other public companies, as well as the knowledge and experience he has gained and contributions he has made during his tenure as a director of the Company, our Board of Directors, acting on the unanimous recommendation of the directors elected by the Class A stockholders, has concluded that he should be reelected to the Board.

•

DR. LEONARD TOW, 81, Director of the Company since 2005. Chief Executive Officer of New Century Holdings LLC, an outdoor advertising company, since January 2005. Director of Citizens Communications Company from 1989 to September 2004. Chairman and Chief Executive Officer of Citizens Communications Company from 1990 to September 2004.

In light of Mr. Tow’s experience as a founder and chief executive officer of a major cable television company, his experience as the chief executive officer of a private company, as well as the knowledge and experience he has gained and contributions he has made during his tenure as a director of the Company, our Board of Directors, acting on the unanimous recommendation of the directors elected by the Class A stockholders, has concluded that he should be reelected to the Board.

Directors to be elected by Class B Stockholders

•

RAND V. ARASKOG, 78, Director of the Company since 2005. Self-employed as a private investor as principal in RVA Investments since March 1998. During the past five years, Mr. Araskog was a director of ITT Educational Services, Inc., Rayonier, Inc. and International Steel Group, Inc.

In light of Mr. Araskog’s experience as the chief executive officer of a public company and as a principal in a private investment company, as well as the knowledge and experience he has gained and contributions he has made during his tenure as a director of the Company, our Board of Directors, acting on the unanimous recommendation of the directors elected by the Class B stockholders, has concluded that he should be reelected to the Board.

•

FRANK J. BIONDI, 65, Director of the Company since 2005. Senior Managing Director of WaterView Advisors LLC since June 1999. Mr. Biondi is a director of Hasbro, Inc., Seagate Technology, Amgen, Inc. and Yahoo Inc. During the past five years, Mr. Biondi was a director of Harrah’s Entertainment Inc. and The Bank of New York Mellon Corporation.

In light of Mr. Biondi’s experience as a senior executive of other companies and as a managing director of a private company, as well as the knowledge and experience he has gained and contributions he has made during his tenure as a director of the Company, our Board of Directors, acting on the unanimous recommendation of the directors elected by the Class B stockholders, has concluded that he should be reelected to the Board.

Proxy Statement 2010 - Cablevision

•

CHARLES F. DOLAN, 83, Director of the Company since 1985. Chairman of the Company since 1985. Chief Executive Officer of the Company from 1985 to October 1995. Founded and acted as the General Partner of the Company’s predecessor from 1973 to 1985. Established Manhattan Cable Television in 1961 and Home Box Office in 1971. He serves as a director of Madison Square Garden, Inc. Charles F. Dolan is the father of James L. Dolan, Kathleen M. Dolan, Patrick F. Dolan, Thomas C. Dolan, Deborah Dolan-Sweeney, Marianne Dolan Weber and the father-in-law of Kristin A. Dolan, Brad Dorsogna and Brian G. Sweeney.

In light of Mr. Dolan’s experience as founder, his service as Chairman and, previously, as the Chief Executive Officer of Cablevision and its predecessors, as well as the knowledge and experience he has gained and contributions he has made during his tenure as a director of the Company, our Board of Directors, acting on the unanimous recommendation of the directors elected by the Class B stockholders, has concluded that he should be reelected to the Board.

•

JAMES L. DOLAN, 54, Director of the Company since 1991. President of the Company since June 1998. Chief Executive Officer of the Company since October 1995. Executive Chairman of Madison Square Garden, Inc. since July 2009. Chairman of Madison Square Garden since October 1999. Chief Executive Officer of Rainbow Media Holdings, Inc., a subsidiary of the Company, from September 1992 to October 1995. Vice President of the Company from 1987 to September 1992. He serves as a director of Madison Square Garden, Inc. James L. Dolan is the son of Charles F. Dolan, the spouse of Kristin A. Dolan and the brother of Kathleen M. Dolan, Patrick F. Dolan, Thomas C. Dolan, Deborah Dolan-Sweeney, Marianne Dolan Weber and the brother-in-law of Brad Dorsogna and Brian G. Sweeney.

In light of Mr. Dolan’s experience in various positions with Cablevision since 1979, including as its Chief Executive Officer since 1995, as well as the knowledge and experience he has gained and contributions he has made during his tenure as a director of the Company, our Board of Directors, acting on the unanimous recommendation of the directors elected by the Class B stockholders, has concluded that he should be reelected to the Board.

•

KATHLEEN M. DOLAN, 47, Director of the Company since 2008. Director and Founder of Purple Crayon Productions, Inc., a Woodstock, Vermont based community art and music center since September 2004. Kathleen M. Dolan is the daughter of Charles F. Dolan, the spouse of Brad Dorsogna and the sister of James L. Dolan, Patrick F. Dolan, Thomas C. Dolan, Deborah Dolan-Sweeney, Marianne Dolan Weber and the sister-in-law of Kristin A. Dolan and Brian G. Sweeney.

In light of Ms. Dolan’s experience as a member of Cablevision’s founding family, as well as the knowledge and experience she has gained and contributions she has made during her

Proxy Statement 2010 - Cablevision

tenure as a director of the Company, our Board of Directors, acting on the unanimous recommendation of the directors elected by the Class B stockholders, has concluded that she should be reelected to the Board.

•

KRISTIN A. DOLAN, 43, Senior Vice President of the Company since 2003. She serves as a director of Madison Square Garden, Inc. Kristin Dolan is the daughter-in-law of Charles F. Dolan, the spouse of James L. Dolan and the sister-in-law of Kathleen M. Dolan, Patrick F. Dolan, Thomas C. Dolan, Brad Dorsogna, Brian G. Sweeney, Deborah Dolan-Sweeney and Marianne Dolan Weber.

In light of Ms. Dolan’s experience in various positions with Cablevision since 1990, our Board of Directors, acting on the unanimous recommendation of the directors elected by the Class B stockholders, has concluded that she should be elected to the Board.

•

PATRICK F. DOLAN, 58, Director of the Company since 1991. President of News 12 Networks of the Company since February 2002. Vice President of News from September 1995 to February 2002. News Director of News 12 Long Island, a subsidiary of the Company, from December 1991 to September 1995. Patrick F. Dolan is the son of Charles F. Dolan and the brother of James L. Dolan, Kathleen M. Dolan, Thomas C. Dolan, Deborah Dolan-Sweeney, Marianne Dolan Weber and the brother-in-law of Kristin A. Dolan, Brad Dorsogna and Brian G. Sweeney.

In light of Mr. Dolan’s experience as a member of Cablevision’s founding family and in various positions with Cablevision since 1989, as well as the knowledge and experience he has gained and contributions he has made during his tenure as a director of the Company, our Board of Directors, acting on the unanimous recommendation of the directors elected by the Class B stockholders, has concluded that he should be reelected to the Board.

•

THOMAS C. DOLAN, 57, Director of the Company since 2007. Executive Vice President-Strategy and Development, Office of the Chairman since September 2008. Executive Vice President and Chief Information Officer of the Company from October 2001 until April 2005. Mr. Dolan was on unpaid leave of absence from April 2005 until September 2008. Senior Vice President and Chief Information Officer of the Company from February 1996 to October 2001. Vice President and Chief Information Officer of the Company from July 1994 to February 1996. General Manager of the Company’s East End Long Island cable system from November 1991 to July 1994. System Manager of the Company’s East End Long Island cable system from August 1987 to October 1991. He also served as a director of the Company from March 1998 to May 2005. He serves as a director of Madison Square Garden, Inc. Thomas C. Dolan is the son of Charles F. Dolan, the brother of James L. Dolan, Kathleen M. Dolan, Patrick F. Dolan, Deborah Dolan-Sweeney, Marianne Dolan Weber and the brother-in-law of Kristin A. Dolan, Brad Dorsogna and Brian G. Sweeney.

In light of Mr. Dolan’s experience as a member of Cablevision’s founding family and in various positions with Cablevision since 1987, as well as the knowledge and experience he

Proxy Statement 2010 - Cablevision

has gained and contributions he has made during his tenure as a director of the Company, our Board of Directors, acting on the unanimous recommendation of the directors elected by the Class B stockholders, has concluded that he should be reelected to the Board.

•

BRAD DORSOGNA, 55, Director of the Company since 2008. Owner and Executive Producer of Artistree Productions since 1997. He serves as a director of Madison Square Garden, Inc. Mr. Dorsogna is the son-in-law of Charles F. Dolan, the spouse of Kathleen M. Dolan and the brother-in-law of James L. Dolan, Kristin A. Dolan, Patrick F. Dolan, Thomas C. Dolan, Marianne Dolan Weber, Deborah Dolan Sweeney and Brian G. Sweeney.

In light of Mr. Dorsogna’s experience as an owner of a private company, as well as the knowledge and experience he has gained and contributions he has made during his tenure as a director of the Company, our Board of Directors, acting on the unanimous recommendation of the directors elected by the Class B stockholders, has concluded that he should be reelected to the Board.

•

DEBORAH DOLAN-SWEENEY, 46, Director of the Company since 2008. Director of Dolan Family Foundation since 1986. Director of Dolan Children’s Foundation since 1997. She serves as a director of Madison Square Garden, Inc. Deborah Dolan-Sweeney is the daughter of Charles F. Dolan, the spouse of Brian G. Sweeney, the sister of James L. Dolan, Kathleen M. Dolan, Patrick F. Dolan, Thomas C. Dolan, Marianne Dolan Weber and the sister-in-law of Kristin A. Dolan and Brad Dorsogna.

In light of Ms. Dolan-Sweeney’s experience as a member of Cablevision’s founding family, as well as the knowledge and experience she has gained and contributions she has made during her tenure as a director of the Company, our Board of Directors, acting on the unanimous recommendation of the directors elected by the Class B stockholders, has concluded that she should be reelected to the Board.

•

BRIAN G. SWEENEY, 45, Director of the Company since 2005. Senior Vice President — eMedia of the Company since January 2000. He serves as a director of Madison Square Garden, Inc. Brian G. Sweeney is the son-in-law of Charles F. Dolan, the spouse of Deborah Dolan-Sweeney and the brother-in-law of James L. Dolan, Kathleen M. Dolan, Kristin A. Dolan, Patrick F. Dolan, Thomas C. Dolan, Marianne Dolan Weber, and Brad Dorsogna.

In light of Mr. Sweeney’s experience in various positions with Cablevision since 1993, as well as the knowledge and experience he has gained and contributions he has made during his tenure as a director of the Company, our Board of Directors, acting on the unanimous recommendation of the directors elected by the Class B stockholders, has concluded that he should be reelected to the Board.

Proxy Statement 2010 - Cablevision

•

MARIANNE DOLAN WEBER, 52, Director of the Company since 2005. President of Dolan Family Foundation from 1986 to September 1999. Chairman of Dolan Family Foundation since September 1999. President of Dolan Children’s Foundation from 1997 to September 1999. Chairman of Dolan Children’s Foundation since September 1999. Manager of Dolan Family Office, LLC since 1997. She serves as a director of Madison Square Garden, Inc. Marianne Dolan Weber is the daughter of Charles F. Dolan, the sister of James L. Dolan, Kathleen M. Dolan, Patrick F. Dolan, Thomas C. Dolan, Deborah Dolan-Sweeney and the sister-in-law of Kristin A. Dolan, Brad Dorsogna and Brian G. Sweeney.

In light of Ms. Dolan Weber’s experience as a member of Cablevision’s founding family and as chairman of the Dolan Family Foundation, as well as the knowledge and experience she has gained and contributions she has made during her tenure as a director of the Company, our Board of Directors, acting on the unanimous recommendation of the directors elected by the Class B stockholders, has concluded that she should be reelected to the Board.

BOARD OF DIRECTORS AND COMMITTEES

The Board met 11 times in 2009. Each of our directors in 2009 attended at least 75% of the meetings of the Board and the committees of the Board on which he or she served during 2009.

We encourage our directors to attend annual meetings of stockholders and believe that attendance at annual meetings is just as important as attendance at Board and committee meetings. All of our directors in 2009 attended the 2009 annual stockholders meeting except for Marianne Dolan Weber and Frank Biondi.

Director Independence

The Company’s Class A common stock is listed on the New York Stock Exchange. As a result, we are subject to the New York Stock Exchange’s corporate governance listing standards. However, a listed company that meets the New York Stock Exchange’s definition of “controlled company,” a company of which more than 50% of the voting power is held by a single entity or group, may elect not to comply with certain of these requirements. On March 19, 2004, the Class B stockholders who are members of the Dolan family and related family entities entered into a Stockholder Agreement relating, among other things, to the voting of their shares of the Company’s Class B common stock and filed a Schedule 13D with the Securities and Exchange Commission as a “group” under the rules of the Securities and Exchange Commission. As a result, we fall within the New York Stock Exchange’s definition of a “controlled company.” As a “controlled company”, we have the right to elect not to comply with the corporate governance rules of the New York Stock Exchange requiring: (i) a majority of independent directors on our Board; (ii) an independent corporate governance and nominating committee; and (iii) an independent compensation committee.

Proxy Statement 2010 - Cablevision

We have elected not to comply with the New York Stock Exchange requirement for a majority of independent directors on our Board and for a corporate governance and nominating committee because of our status as a “controlled company”. We do comply with the requirement for an independent compensation committee. Our Board elected not to comply with the requirement for a majority of independent directors on our Board because of our shareholder voting structure. Under the terms of our Amended and Restated Certificate of Incorporation, the holders of the Company’s Class B common stock have the right to elect 75% of the members of our Board and there is no requirement that any of those directors be independent or be chosen independently.

In determining director independence, the Board applies the independence standards of the New York Stock Exchange and affirmatively determines whether each director has any other material relationship with the Company. In applying its independence standards, the Board has determined that each of the following non-employee directors is an “independent” member: Zachary W. Carter, Thomas V. Reifenheiser, John R. Ryan, Vincent Tese, Leonard Tow, Rand V. Araskog and Frank J. Biondi. Each of those non-employee directors is also a nominee for director. In making the determination as to the independence of each director, the Board considered all relationships between that director and the Company and its affiliates and noted the following:

With respect to Vincent Tese, the Board considered one existing relationship noted below and determined that it was not material and that Mr. Tese was independent:

•	Vincent Tese has served as an outside director of Madison Square Garden, Inc. since the date on which it was distributed to the Company’s stockholders.

The Board has also determined that each member of our Audit Committee, as listed below, qualifies as “independent” under the independence standards of the Securities and Exchange Commission for audit committee members.

Committees

The Board has three standing committees: the Audit Committee, the Compensation Committee and the Executive Committee.

Audit Committee

Committee members: Messrs. Ryan (Chairman), Tese and Tow currently comprise the Audit Committee.

Meetings in 2009: 8

The primary purposes of our Audit Committee are (a) to assist the Board in its oversight of (i) the integrity of our financial statements, (ii) our compliance with legal and regulatory

Proxy Statement 2010 - Cablevision

requirements, (iii) our independent registered public accounting firm’s qualifications and independence and (iv) the performance of our internal audit function and independent registered public accounting firm; (b) to appoint, retain or terminate the Company’s independent registered public accounting firm and to pre-approve or to adopt appropriate procedures to pre-approve all audit, audit-related and other services, if any, to be provided by the independent registered public accounting firm; and (c) to prepare any report of the Audit Committee required by the rules and regulations of the Securities and Exchange Commission for inclusion in our annual proxy statement. The text of our Audit Committee charter is available on our website at www.cablevision.com. A copy may be obtained, without charge, by writing to Cablevision Systems Corporation, Corporate Secretary, 1111 Stewart Avenue, Bethpage, New York 11714.

Our Board has determined that each member of the Audit Committee is independent as defined under the rules of both the New York Stock Exchange and the Securities and Exchange Commission, is financially literate and has accounting or related financial management expertise, as such qualifications are defined under the rules of the New York Stock Exchange, and that John R. Ryan, Chairman of the Audit Committee, is an “audit committee financial expert” within the meaning of the rules of the Securities and Exchange Commission.

Our Board has established a procedure whereby complaints or concerns with respect to accounting, internal controls and auditing matters may be submitted to the Audit Committee. This procedure is described under “Communicating with Our Directors” below.

Compensation Committee

Committee members: Messrs. Tese (Chairman), Reifenheiser and Ryan currently comprise the Compensation Committee. Our Board has determined that each member of the Compensation Committee is independent as defined under the rules of the New York Stock Exchange.

Meetings in 2009: 26

The primary purposes of our Compensation Committee are to: (a) establish our general compensation philosophy and, in consultation with management, oversee the development and implementation of compensation programs, (b) review and approve corporate goals and objectives relevant to the compensation of our Chief Executive Officer, evaluate his performance in light of those goals and objectives and determine and approve his compensation based upon that evaluation, (c) make recommendations to the Board regarding the compensation of executive officers other than our Chief Executive Officer, (d) oversee the activities of the committee or committees administering our retirement plans, (e) approve any new equity compensation plan or material changes to an existing plan, (f) in consultation with management, oversee regulatory compliance with respect to compensation matters and (g) make recommendations to the Board with respect to any severance or similar termination payments to current or former executive officers. The text of our Compensation Committee

Proxy Statement 2010 - Cablevision

charter is available on our website at www.cablevision.com. A copy may be obtained, without charge, by writing to Cablevision Systems Corporation, Corporate Secretary, 1111 Stewart Avenue, Bethpage, New York 11714.

In accordance with its charter, the Compensation Committee has the authority to engage outside consultants to assist in the performance of its duties and responsibilities. The Compensation Committee uses a compensation consultant to assist the Compensation Committee in determining whether the elements of the Company’s executive compensation program are reasonable and consistent with the Company’s objectives. For more information, see “Compensation Discussion and Analysis.”

Compensation Committee Interlocks and Insider Participation

Messrs. Tese, Reifenheiser and Ryan served as the members of the Compensation Committee during 2009. None of them is a current or former officer or employee of the Company.

Executive Committee

Committee members: Messrs. James L. Dolan (Chairman) and Tese.

Meetings in 2009: 1

The Executive Committee has broad power to act on behalf of the Board. In practice, the Executive Committee typically acts on ordinary course matters that arise between Board meetings.

Other Committees

In addition to standing committees, pursuant to the Company’s Related Party Transaction Approval Policy a committee consisting of independent directors (an “Independent Committee”) reviews and approves or takes such other action as it may deem appropriate with respect to transactions involving the Company and its subsidiaries, including CSC Holdings, LLC (“CSC Holdings), on the one hand, and in which any director, officer, greater than 5% stockholder of the Company or any other “related person”, as defined in Item 404 of Regulation S-K of the Securities and Exchange Commission (“Item 404”), has or will have a direct or indirect material interest. Similarly, an Independent Committee oversees approval of all transactions and arrangements between the Company and its subsidiaries, including CSC Holdings, on the one hand, and Madison Square Garden, Inc. and its subsidiaries, on the other hand, to the extent involving amounts in excess of the dollar threshold set forth in Item 404. See “Related Party Policy and Certain Transactions — Agreements Related to the MSG Distribution — Related Party Transaction Approval Policy.”

A Special Litigation Committee was formed in October 2006 to review and analyze the facts and circumstances surrounding claims that were raised in certain stock options-related litigation in which the Company was named as a nominal defendant and which purported to

Proxy Statement 2010 - Cablevision

have been brought derivatively on behalf of the Company. In June 2008, the Company entered into a settlement of those lawsuits. The Special Litigation Committee completed its work in April 2009.

In connection with the Company’s distribution to its stockholders of the capital stock of Madison Square Garden, Inc. (the “MSG Distribution”), a Special Committee comprised of Messrs. Reifenheiser and Ryan was formed in May 2009 to make recommendations to the full Board concerning the principal elements of the corporate governance structure of Madison Square Garden, Inc (the “MSG Distribution Special Committee”).

Absence of Nominating Committee

We do not have a nominating committee. We decided that it was not appropriate to have a nominating committee because of our shareholder voting structure. Under the terms of our Amended and Restated Certificate of Incorporation, the holders of the Company’s Class B common stock have the right to elect 75% of the members of our Board. We believed that creating a committee consisting solely of independent directors charged with responsibility for recommending nominees for election, as directors would be inconsistent with the vested rights of the holders of Class B common stock under our Amended and Restated Certificate of Incorporation. Instead, the Board decided to provide a mechanism in our Corporate Governance Guidelines referred to below for the nominees for election as directors by the holders of the Company’s Class A common stock and by the holders of the Company’s Class B common stock. The holders of the Company’s Class A common stock are currently entitled to elect 25% of the members of our Board. Under our Corporate Governance Guidelines, nominees for election as Class A directors shall be recommended to the Board by a majority of the Class A directors then in office. Nominees for election as Class B directors shall be recommended to our Board by a majority of the Class B directors then in office.

Director Selection

Our directors have not set specific, minimum qualifications that nominees must meet in order for them to be nominated for election to the Board, but rather our directors believe that each nominee should be evaluated based on his or her individual merits, taking into account, among other matters, the factors set forth in our Corporate Governance Guidelines under “Board Composition” and “Selection of Directors.” Those factors include:

•

The desire to have a Board that encompasses a broad range of skills, expertise, industry knowledge, diversity of viewpoints, opinions, background and experience, and contacts relevant to our businesses;

•	Personal qualities and characteristics, accomplishments and reputation in the business community;

•	Ability and willingness to commit adequate time to Board and committee matters; and

Proxy Statement 2010 - Cablevision

•	The fit of the individual’s skills and personality with those of other directors and potential directors in building a Board that is effective, collegial and responsive to the needs of the Company.

The Class A directors will evaluate possible candidates to recommend to the Board for nomination as Class A directors. The Board will also consider nominees for Class A directors recommended by our stockholders. Nominees recommended by stockholders will be given appropriate consideration in the same manner as other nominees. Stockholders who wish to submit nominees for consideration by the Board for election at our 2011 annual meeting of stockholders may do so by submitting in writing such nominees’ names, in compliance with the procedures and along with the other information required by our by-laws. Any such nominee must be submitted to the Corporate Secretary of the Company, at Cablevision Systems Corporation, 1111 Stewart Avenue, Bethpage, New York 11714 not less than 60 nor more than 90 days prior to the date of our 2011 annual meeting of stockholders, provided that if the date of the meeting is publicly announced or disclosed less than 70 days prior to the date of the meeting, such notice must be given not more than ten days after such date is first announced or disclosed.

The Class B directors will consult from time to time with one or more of the holders of Class B common stock to assure that all Class B director nominees recommended to the Board are individuals who will make a meaningful contribution as Board members and will be individuals likely to receive the approving vote of the holders of the outstanding Class B common stock. The Class B directors do not intend to consider unsolicited suggestions of nominees. We believe that this is appropriate in light of the voting provisions of our Amended and Restated Certificate of Incorporation, which vest the right to elect the Company’s Class B directors exclusively in the holders of the Company’s Class B common stock.

Board Leadership Structure

Our Board of Directors has chosen to separate the roles of Chairman of the Board and Chief Executive Officer. The Board believes that this is the optimal leadership structure as it allows the Company to benefit from the services of its founder, Charles F. Dolan, particularly with respect to strategic planning, while also benefitting from the extensive experience of its Chief Executive Officer and President, James L. Dolan, who has served as the Company’s Chief Executive Officer for 15 years, with responsibility for day-to-day management of the Company.

Risk Oversight

The Company’s Board of Directors believes that oversight of risk management is an important Board responsibility. The Audit Committee takes the lead on behalf of the Board in monitoring risk management. The Audit Committee discusses guidelines and policies governing the process by which senior management of the Company and the relevant departments of the Company assess and manage the Company’s exposure to risk and discusses

Proxy Statement 2010 - Cablevision

the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures. We believe that our executive compensation program, with its emphasis on long-term performance, its close connection to Company-wide and divisional performance and its significant equity components is designed to align the executives’ compensation with the Company’s long-term strategy and growth and, as a result, does not encourage excessive risk taking. Our Compensation Committee considers the issue of the Company’s exposure to risk in establishing and implementing our executive compensation programs.

Corporate Governance Guidelines

Our Board has adopted our Corporate Governance Guidelines. These guidelines set forth our practices and policies with respect to Board composition and selection, Board meetings, executive sessions of the Board, Board committees, the expectations we have of our directors, selection of the Chairman of the Board and the Chief Executive Officer, management succession, Board and executive compensation, and Board self-evaluation requirements. The full text of our Corporate Governance Guidelines may be viewed at our website at www.cablevision.com. A copy may be obtained, without charge, by writing to Cablevision Systems Corporation, Corporate Secretary, 1111 Stewart Avenue, Bethpage, New York 11714.

Executive Sessions of Non-management Board Members

Under our Corporate Governance Guidelines, our directors who are not also officers of the Company or any of its affiliates (“Non-management directors”) meet at least quarterly in executive sessions. If the Non-management directors include any directors who are not independent under the New York Stock Exchange rules, the independent directors are to meet in executive sessions at least semi-annually. The Non-management directors will rotate as the presiding director at these executive sessions. Only a Non-management director who is also independent under the New York Stock Exchange Rules will preside at an executive session of the independent directors.

Communicating with Our Directors

Our Board has adopted policies designed to allow stockholders and other interested parties to communicate with our directors. Any interested party that wishes to communicate with the Board or any director or the Non-management directors as a group should send communications in writing to Chairman of the Audit Committee, Cablevision Systems Corporation, c/o Corporate Secretary, 1111 Stewart Avenue, Bethpage, New York 11714. Any person, whether or not an employee, who has a concern with respect to accounting, internal accounting controls or auditing matters, may, in a confidential or anonymous manner, communicate those concerns to our Audit Committee by contacting The Network, Inc., which has been designated to act as a confidential contact organization for this purpose, at 1-888-310-6742. This information for communicating with the Audit Committee and Non-management directors is also available on our website at www.cablevision.com.

Proxy Statement 2010 - Cablevision

Code of Business Conduct and Ethics

Our Board has adopted a Code of Business Conduct and Ethics for our directors, officers and employees. A portion of this Code of Business Conduct and Ethics also serves as a code of ethics for our senior financial officers. Among other things, our Code of Business Conduct and Ethics covers conflicts of interest, disclosure responsibilities, legal compliance, confidentiality, corporate opportunities, fair dealing, protection and proper use of assets and equal employment opportunity and harassment. The full text of the code is available on our website at www.cablevision.com. A copy may be obtained, without charge, by writing to Cablevision Systems Corporation, Corporate Secretary, 1111 Stewart Avenue, Bethpage, New York 11714.

DIRECTOR COMPENSATION

Directors who are Company employees receive no extra compensation for serving as directors. Each non-employee director receives a base fee of $50,000 per year; $2,000 per Board, committee and non-management director meeting attended in person; and $500 per Board, committee and non-management director meeting attended by telephone. Non-employee directors also receive $5,000 annually per committee membership and $10,000 annually per committee chairmanship. Directors who served on the Special Litigation Committee and the MSG Distribution Special Committee received a fee of $30,000 and $20,000 per month, respectively, (pro rated for any partial month). This fee was in addition to meeting fees for Board and other committee meetings and committee membership fees for service on other committees generally payable to directors.

We also pay our non-employee directors compensation in restricted stock units. Each year, each non-employee director receives a number of restricted stock units for the number of shares of common stock equal to $110,000 divided by the fair market value of a share of Class A common stock based on the closing price on the New York Stock Exchange on the date of grant. The restricted stock units the non-employee directors receive are fully vested on the date of grant. Prior to 2007, we paid our non-employee directors compensation in stock options and restricted stock units. Each non-employee director would receive options to purchase 4,000 shares of Class A common stock and a number of restricted stock units for the number of shares of common stock equal to $40,000 divided by the fair market value of a share of Class A common stock. The options were fully vested and exercisable on the date of grant. The per share exercise price of the options was equal to the fair market value of the common stock at the date of grant, which, under the 2006 Stock Plan for Non-Employee Directors, is the closing price of a share of Class A common stock on the New York Stock Exchange on the date of grant.

Our directors who reside in our service territory are entitled to receive free cable television service, high-speed-data and voice service for their primary residence.

Our non-employee directors are entitled to use the Company’s travel service department from time to time to make arrangements for their personal travel. Except as noted below, the

Proxy Statement 2010 - Cablevision

Company does not pay any of the directors’ travel expenses other than the cost of travel on Company business. The Company believes it is beneficial to the Company for directors to participate in certain Company events and meet with management, customers and other individuals who have important relationships with the Company. Accordingly, from time to time the Company requests that certain directors attend events, including events outside the New York area. In these instances, the Company provides the directors with transportation and reimburses the directors for expenses for themselves and, in certain cases, their spouses.

Charles F. Dolan and James L. Dolan are employees of the Company and their compensation for 2009 is discussed under “Executive Compensation.”

Kristin A. Dolan, Thomas C. Dolan, Patrick F. Dolan and Brian G. Sweeney are employees of the Company and their compensation for 2009 is discussed under “Related Party Policy and Certain Transactions.”

DIRECTOR COMPENSATION TABLE

The table below summarizes the total compensation paid to or earned by each of our non-employee directors for the year ended December 31, 2009. Directors who are employees of the Company receive no compensation for service as directors.

Name	Fees Earned Or Paid in Cash ($)(1)	Stock Awards ($)(2)(3)	Option Awards ($)(4)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)(5)	Total ($)
Zachary W. Carter	181,500	110,000	—	—	—	*	299,078
Charles D. Ferris	61,000	110,000	—	—	—	—	171,000
Thomas V. Reifenheiser	264,774	110,000	—	—	—	*	382,451
John R. Ryan	279,138	110,000	—	—	—	—	389,138
Vincent Tese	111,250	110,000	—	—	—	*	228,331
Rand V. Araskog	63,856	110,000	—	—	—	*	182,837
Frank J. Biondi	70,148	110,000	—	—	—	—	180,148
Marianne Dolan Weber	57,500	110,000	—	—	—	*	175,202
Leonard Tow	76,000	110,000	—	—	—	*	194,863
Kathleen M. Dolan	57,500	110,000	—	—	—	—	167,500
Deborah Dolan-Sweeney	58,000	110,000	—	—	—	*	175,942
Brad Dorsogna	60,000	110,000	—	—	—	—	170,000

*	Represents less than $10,000.

(1)	The amounts reported for fees include expenses incurred in attending meetings for which the Company reimburses each non-employee director.

Proxy Statement 2010 - Cablevision

(2)	This column reflects the aggregate grant date fair value of the 5,708 restricted stock units granted in 2009 to each non-employee directors, as calculated under Accounting Standards Codification (“ASC”) Topic 718. For each non-employee director, the aggregate number of restricted stock units outstanding is as follows: Mr. Carter, 13,015; Mr. Ferris, 20,327; Mr. Reifenheiser, 20,327; Mr. Ryan, 20,327; Mr. Tese, 20,327; Mr. Araskog, 16,578; Mr. Biondi, 16,578; Ms. Dolan Weber, 16,578; Dr. Tow, 16,578; Ms. Kathleen Dolan, 9,940; Ms. Dolan-Sweeney, 5,708 and Mr. Dorsogna, 5,708.

(3)	In connection with the MSG Distribution, certain anti-dilution adjustments were made to outstanding awards held by our directors. Each holder of a restricted stock unit received one share of MSG Class A common stock in respect of every four of the Company’s restricted stock units owned on the record date upon the MSG Distribution and has continued to be entitled to common stock (or cash or other property) in accordance with the award agreement.

(4)	No stock options were granted in 2009.

For each non-employee director, the aggregate number of shares of Class A common stock underlying outstanding stock options at December 31, 2009 is as follows: Mr. Carter, 0; Mr. Ferris, 40,121; Mr. Reifenheiser, 16,000; Mr. Ryan, 16,000; Mr. Tese, 40,121; Mr. Araskog, 8,000; Mr. Biondi, 8,000; Ms. Dolan Weber, 8,000; Dr. Tow, 8,000; Ms. Kathleen Dolan, 0; Ms. Dolan-Sweeney, 0; and Mr. Dorsogna, 0.

(5)	This column includes, for each individual, as applicable, an amount for free cable television service, high-speed data and voice service and certain other perquisites, which in the aggregate were less than $10,000 per non-employee director.

PROPOSAL 2

Ratification of Appointment of Independent Registered Public Accounting Firm

The Audit Committee of the Board has approved the retention of KPMG LLP (“KPMG”) as our independent registered public accountants for 2010. KPMG will audit our financial statements for fiscal year 2010. We are asking that you ratify that appointment, although your ratification is not required. A KPMG representative will be at the annual meeting to answer appropriate questions and to make a statement if he or she desires. This proposal requires the affirmative vote of the majority of the votes cast by the holders of Class A common stock and Class B common stock, voting together as a single class. In accordance with our Amended and Restated Certificate of Incorporation, holders of Class A common stock have one vote per share and holders of Class B common stock have ten votes per share.

The Board unanimously recommends you vote FOR this proposal.

Proxy Statement 2010 - Cablevision

KPMG LLP Information

The following table presents fees for services rendered by KPMG in 2008 and 2009.

	2008	2009
	(in thousands)
Audit Fees(1)	$8,655	$7,578
Audit Related Fees(2)	1,194	2,749
Tax Fees(3)	919	1,985
All Other Fees	—	—

Total Fees	$10,768	$12,312

(1)	Audit fees consisted of services for: (1) the audit of the Company’s annual financial statements for 2008 and 2009, (2) audits of internal control over financial reporting for 2008 and 2009 and (3) reviews of the interim financial statements included in the Company’s Quarterly Reports on Form 10-Q for 2008 and 2009. In addition, in 2008, audit fees included services related to the Newsday and Sundance Channel transactions.

(2)	Audit related fees consisted principally of services relating to acquisitions, audits of certain subsidiary financial statements, audits of employee benefit plans, agreed upon procedures or expanded audit procedures to comply with contractual agreements or regulatory/franchise reporting requirements and filings with the Securities and Exchange Commission. In addition, in 2009 these fees included services related to the MSG Distribution.

(3)	Tax fees consisted of fees for tax consultation services. In 2008, tax fees included services related to Newsday and Sundance Channel transactions. In addition, in 2009 these fees included services related to the MSG Distribution.

The Audit Committee’s policy requires that the Audit Committee pre-approve audit and non-audit services performed by the independent registered public accounting firm. The Audit Committee may delegate its pre-approval authority to the Chairman or any other member of the Audit Committee. All of the services for which fees were disclosed under “Audit Related Fees” and “Tax Fees” in the table above were pre-approved under the Audit Committee’s pre-approval policy.

REPORT OF AUDIT COMMITTEE

A role of the Audit Committee is to assist the Board in its oversight of the Company’s financial reporting process. As set forth in the charter of the Audit Committee, management of the Company is responsible for the preparation, presentation and integrity of the Company’s financial statements, the Company’s accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm is responsible for auditing the Company’s financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

In the performance of its oversight function, the Audit Committee has considered and discussed the audited financial statements with management and the independent registered

Proxy Statement 2010 - Cablevision

public accounting firm. The Audit Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T. Finally, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as adopted by the Public Company Accounting Oversight Board in Rule 3600T, and has discussed with the auditors the auditors’ independence. All audit and non-audit services performed by the independent registered public accounting firm must be specifically approved by the Audit Committee or a member thereof.

Based upon the reports and discussions described in this report, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009 filed with the Securities and Exchange Commission.

Members of the Audit Committee

John R. Ryan	Vincent Tese	Leonard Tow

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

Overview of Executive Compensation Program

Our executive compensation program is administered by our Compensation Committee. The responsibilities of the Compensation Committee are set forth in its charter. Among other responsibilities, the Compensation Committee (1) establishes our general compensation philosophy and, in consultation with management, oversees the development and implementation of compensation programs; (2) reviews and approves corporate goals and objectives relevant to the compensation of our Chief Executive Officer, evaluates his performance in light of those goals and determines and approves his compensation level based on this evaluation; (3) makes recommendations to the Board regarding the compensation of executive officers other than our Chief Executive Officer and (4) oversees the activities of the committee or committees administering our retirement plans. The Compensation Committee also administers our shareholder approved compensation plans. For more information about the Compensation Committee, please see “Board of Directors and Committees — Committees — Compensation Committee.”

Compensation Consultant

In accordance with its charter, the Compensation Committee has the authority to engage outside consultants to assist in the performance of its duties and responsibilities. The

Proxy Statement 2010 - Cablevision

Compensation Committee uses a compensation consultant to assist the Compensation Committee in determining whether the elements of the Company’s executive compensation program are reasonable and consistent with the Company’s objectives. The compensation consultant advises the Compensation Committee on designing the executive compensation program and the reasonableness of individual compensation awards. The compensation consultant reports directly to the Compensation Committee, although the compensation consultant meets with members of management from time to time for purposes of gathering information on management proposals and recommendations to be presented to the Compensation Committee.

As part of its ongoing engagement, the compensation consultant, Executive Compensation Advisors, a Korn/Ferry company (“ECA”), conducted a review of 2009 executive compensation to assist the Compensation Committee in determining compensation programs and decisions for 2010 (“2009 Total Compensation Review”). The lead individual who performed these services on behalf of ECA formed ClearBridge Compensation Group (“ClearBridge”) in September 2009. The Compensation Committee has retained ClearBridge to assist in designing and establishing the Company’s executive compensation program for 2010.

Role of Executives in Compensation

The Compensation Committee reviews the performance and compensation of the Chief Executive Officer and the Chairman and, following discussions with its compensation consultant, establishes each of their compensation. The management of the Company provides to the Compensation Committee, either directly or through the compensation consultant, management’s recommendations on the compensation, including annual cash incentive compensation, for executive officers other than the Chief Executive Officer and the Chairman. The Chief Executive Officer, the Vice Chairman and the Chief Operating Officer assist the Compensation Committee and its compensation consultant in determining the Company’s core peer group and the peer group comparisons, as described below. Other members of management provide support to the Compensation Committee as needed. Based upon a review of performance and historical compensation, recommendations and information from members of management, and discussions with its compensation consultant, the Compensation Committee determines and approves compensation for the executive officers and makes recommendations to the full Board.

Executive Compensation Program Objectives and Philosophy

The Company is one of the nation’s leading entertainment and telecommunications companies. The Company is the fifth largest cable operator in the United States, based on the number of basic video subscribers, and also operates cable programming networks, telecommunications companies and a newspaper publishing business. As of December 31, 2009, the Company served approximately 3.1 million basic video subscribers, approximately 2.6 million high-speed data service subscribers and approximately 2.1 million voice

Proxy Statement 2010 - Cablevision

subscribers, in and around the New York metropolitan area. We believe that our cable television systems comprise the largest metropolitan cluster of cable television systems under common ownership in the United States (measured by number of basic video subscribers). Through our Rainbow Media Holdings LLC subsidiary, the Company owns interests in companies that produce and distribute national entertainment programming services, such as AMC, WE tv, IFC and Sundance Channel and regional news programming services, and a cable television advertising sales business. Through our Cablevision Lightpath, Inc. subsidiary, we provide telephone services and high-speed Internet access to the business market. In addition, we own approximately 97.2% of Newsday LLC which operates a newspaper publishing business. We operate our businesses in an increasingly competitive, highly regulated, rapidly changing and complex technological environment. We strive to remain competitive by developing new and advanced products and services and continuously improving our offerings.

On February 9, 2010, Cablevision completed its tax free spin-off of Madison Square Garden, Inc. (“MSG”) through a distribution to its stockholders all of the outstanding common stock of MSG, a company which owns the sports, entertainment and media businesses previously owned and operated by the Company’s Madison Square Garden segment (the “MSG Distribution”). The MSG Distribution took the form of a distribution by the Company of one share of MSG Class A common stock for every four shares of Class A common stock held of record at the close of business in New York City on January 25, 2010 (the “Record Date”) and one share of MSG Class B common stock for every four shares of Class B common stock held of record on the Record Date.

The Company places great importance on its ability to attract, retain, motivate and reward experienced executives who can continue to achieve strong financial, operational and stock performance. The Company strives to do so by developing executive compensation policies and programs that are consistent with, explicitly linked to, and supportive of the strategic objectives of growing the Company’s businesses and maximizing stockholder value. Our named executive officers, who are the five executive officers listed in the tables under “Executive Compensation Tables” below, have a combined total of more than 150 years of service in the cable and telecommunications industries with the Company and other companies. The Compensation Committee seeks to offer both short-term and long-term incentive compensation programs that will provide competitive compensation, drive Company performance and encourage executive retention.

The following principles describe the key objectives of our executive compensation program:

•

First, the majority of compensation for the Company’s executive officers should be at risk and based on the performance of the Company, so that actual compensation levels depend upon the Company’s actual performance as determined by the Compensation Committee.

Proxy Statement 2010 - Cablevision

•	Second, over time, incentive compensation of the Company’s executive officers should focus more heavily on long-term rather than short-term accomplishments and results.

•	Third, equity-based compensation should be used to align executive officers with the stockholders’ interests.

•

Fourth, the overall executive compensation program should be competitive, equitable and structured so as to ensure the Company’s ability to attract, retain, motivate and reward the talented executives who are essential to the Company’s continuing success. Total direct compensation, rather than individual compensation elements, is the Compensation Committee’s focus in providing competitive compensation opportunities.

In formulating the executive compensation program, the Compensation Committee seeks to fulfill these objectives by maintaining appropriate balances between (1) short-term and long-term compensation, (2) cash and equity compensation and (3) performance-based and non-performance-based compensation.

Compensation Practices and Policies

Employment Agreements

We have written employment agreements with each of our named executive officers. In December 2009 we entered into new employment agreements with James L. Dolan, Thomas M. Rutledge and Hank J. Ratner. Messrs. Rutledge and Ratner were parties to employment agreements that were scheduled to expire on December 31, 2009. The Company believed that it was important to enter into new employment agreements with these executives in order to benefit from their continued retention. The new employment agreements contain for each Messrs. Rutledge and Ratner a retirement benefit in the form of a $15,000,000 deferred compensation award and special one-time awards of restricted stock and for Mr. Rutledge, a $7,750,000 cash retention award. The Company also entered into a new employment agreement with Mr. James L. Dolan to extend the term of his employment with the Company and to take into account his continuing responsibilities with MSG following the MSG Distribution. Mr. Ratner’s new employment agreement with the Company also reflects his role as an executive officer of MSG. The new employment agreements with Mr. Dolan and Mr. Ratner became effective on the February 9, 2010 effective date of the MSG Distribution and each of them is a party to a separate employment agreement with MSG which also became effective on that date. Mr. Rutledge’s new agreement became effective on December 21, 2009. For a description of the terms and provisions of the employment agreements of the named executive officers, see “ — Employment Agreements”.

Performance Objectives

As described below under “— Elements of In-Service Compensation”, the Company grants performance-based cash incentives as important elements of executive compensation.

Proxy Statement 2010 - Cablevision

Generally, the performance metrics for the incentives have been based on net revenues and on adjusted operating cash flow, which we also refer to as “AOCF”, a non-GAAP financial measure, defined as operating income (loss) excluding depreciation and amortization (including impairments), stock based compensation expense or benefit and restructuring expense or credits. The Company considers these performance measures to be key measures of the Company’s operating performance. At the time of grant of an award, the performance measures used may contemplate certain potential future adjustments and exclusions.

Tally Sheets

The Compensation Committee has reviewed tally sheets setting forth all components of compensation payable, and the benefits accruing, to the named executive officers for the completed fiscal year, including all cash compensation, perquisites and the current value of outstanding equity-based awards. The tally sheets also set forth potential payouts to the named executive officers upon various types of termination. The Compensation Committee considers the information presented in the tally sheets in determining future compensation.

Benchmarking

As part of the 2009 Total Compensation Review, Clearbridge assisted the Compensation Committee in (1) determining a peer group to be used for competitive comparisons, (2) assessing executive compensation in comparison with the peer group and in light of the Company’s performance and (3) reviewing the Company’s equity and cash-based executive incentive programs, taking into account evolving market trends. The Compensation Committee reviewed and compared several elements of compensation from a core peer group of companies in the same general industry or industries as the Company as well as companies of similar size and business mix to evaluate the competitiveness and appropriateness of our compensation program. The Compensation Committee, with the assistance of Clearbridge, selected the companies that would comprise the core peer group in 2009, which were Comcast Corporation, DIRECTV Group, Inc., Time Warner Cable, Inc., Viacom Inc., CBS Corporation, Qwest Communications International Inc., DISH Network Corporation, Liberty Media Corporation, Discovery Communications, Scripps Network, and Charter Communications, Inc. Because we also compete for executives with more diversified companies, the Compensation Committee also considered a supplemental reference group that included AT&T Inc., Verizon Communications Inc., Time Warner Inc., The Walt Disney Company, Sprint Nextel Corporation and News Corporation. The Compensation Committee determined that the core peer group represented an appropriate benchmark for the competitive market for our senior executive talent, and the supplemental reference group provided an additional relevant point of reference. The core peer group is a broader group of companies than the companies included in the peer group for the stock performance graph contained in our Annual Report on Form 10-K.

In connection with the 2009 Total Compensation Review, Clearbridge presented to the Compensation Committee a comparison of base salary, target bonus, total cash compensation

Proxy Statement 2010 - Cablevision

(defined as base salary plus target bonus), long-term incentives and total direct compensation (defined as total cash compensation plus the annualized value of long-term incentives) with the median, 75th percentile and 90th percentile of the core peer group and also compared compensation levels with the supplemental reference group. In the analysis, it was noted that, as in prior years, there was limited market information regarding the role and compensation of chairmen who are executive officers but not chief executive officers. The Compensation Committee considered that the Company’s founder and Chairman, Mr. Charles F. Dolan, continues to play a unique and important role in setting the strategic direction of the Company, in addition to his role on the Board. The Compensation Committee determined to exclude Mr. Charles F. Dolan from these comparisons with officers of the members of the core peer group. The Compensation Committee concluded that as a result of Mr. Dolan’s important role in setting the strategic direction of the Company, an appropriate general guideline for Mr. Dolan’s target total direct compensation for 2009 was slightly below the target total direct compensation of the Chief Executive Officer of the Company.

The Compensation Committee also received information presented by Clearbridge in the 2009 Total Compensation Review concerning comparisons of compensation levels for the other named executive officers to comparable positions among the peer companies. Compensation of the Company’s Chief Executive Officer, Mr. James L. Dolan, was compared to chief executive officers at the peer group companies. Compensation of Messrs. Ratner and Rutledge, Vice Chairman and Chief Operating Officer, respectively, of the Company, were each treated as equal second ranking executives and were compared to a benchmark to be equal to 65% of the compensation of the chief executive officer at the peer group companies. Compensation of Mr. Michael P. Huseby, the Company’s Chief Financial Officer, was compared to chief financial officers at the peer companies.

In addition, Clearbridge presented to the Compensation Committee a comparison of the Company’s performance with the performances of the members of the core peer group and the supplemental reference group and industry-wide performance levels. Clearbridge believed that direct compensation comparisons with the core peer group were appropriate since the Company competes directly with the core peer group for executive-level talent.

Based on the 2009 Total Compensation Review, the Compensation Committee set a general guideline for target total direct compensation, over time, at a range from the median to the 75th percentile of the core peer group, reserving for the Compensation Committee the flexibility to recognize differences by individual. The Compensation Committee believed that this range was appropriate in light of the dynamics, diversity, complexities and competitive nature of the Company’s businesses as well as the Company’s performance. Actual total direct compensation could fall above or below the guideline because the Compensation Committee considered other factors such as historical practice, experience, performance and length of service in determining total direct compensation. The Compensation Committee believed that the guideline for target total direct compensation provided a useful point of reference, along with the other factors described above, in administering the Company’s executive compensation program.

Proxy Statement 2010 - Cablevision

While the range for total direct compensation as described above was an overall goal to be achieved over time, based on the factors referred to above, including historical practice, experience, performance and length of service, the target total direct compensation for 2009 for Messrs. James L. Dolan, Ratner and Rutledge was within the targeted range and the target total direct compensation for 2009 for Mr. Huseby was slightly below the targeted range. After giving effect to the actual bonuses paid for 2009 (as set forth in the Summary Compensation Table under “Executive Compensation Tables” and discussed below under “— Elements of In-Service Compensation — Annual Incentives”), the actual 2009 total direct compensation for Messrs. James L. Dolan, Ratner and Rutledge was within the targeted range and the actual 2009 total direct compensation for Mr. Huseby was slightly below the targeted range.

In connection with Mr. Ratner’s employment agreement with the Company entered into in December 2009, Mr. Ratner received a special award of shares of restricted Class A common stock with a target value of $1,750,000 in March 2010. In connection with Mr. Rutledge’s new employment agreement with the Company entered into in December 2009, Mr. Rutledge received a one-time retention award in the form of a cash payment of $7,750,000 in December 2009 and a one-time special award of shares of restricted Class A common stock with a target value of $10,750,000 in March 2010. In addition, Mr. Ratner and Mr. Rutledge each received a special retirement benefit in the form of a $15,000,000 deferred compensation award. In light of the fact that these awards were made as part of the negotiation of new employment agreements with these executives, none of these awards were compared to the guidelines otherwise used for comparisons of compensation levels for Messrs. Ratner and Rutledge. See “ — Employment Agreements”.

Elements of In-Service Compensation

Our executive compensation program consists of three principal elements, each of which is important to the Company’s desire to attract, retain, motivate and reward highly-qualified executives. The three principal compensation elements are base salary, annual cash incentives and long-term incentives. In addition, each executive officer is also eligible to receive certain benefits, which are generally provided to all other eligible employees, and certain perquisites described below.

A significant percentage of total direct compensation is allocated to incentive compensation in accordance with the Compensation Committee’s philosophy as described above. The Compensation Committee reviews historical Company compensation and other information provided by its compensation consultant and other factors such as experience, performance and length of service to determine the level and mix of compensation for executive officers, by position and grade level, that the Compensation Committee has deemed appropriate.

Base Salaries

The Compensation Committee is responsible for setting the base salaries of the named executive officers. Base salaries for these executives have been set at levels that are intended

Proxy Statement 2010 - Cablevision

to reflect the competitive marketplace in attracting and retaining quality executives. Each of the employment agreements of the named executive officers contains a minimum base salary level. For information regarding these minimum base salary levels, please see “ — Employment Agreements” below. The Compensation Committee currently reviews the salaries of the named executive officers no less frequently than on an annual basis. The Compensation Committee evaluates each executive’s performance, experience and grade level and may increase executive salaries. Based on their performance and in accordance with the terms of the employment agreements, the Compensation Committee, in its discretion, has increased base salaries for the named executive officers over time. Based on evaluation of performance, experience, grade level, and the competitive marketplace, the Compensation Committee reviewed the base salaries of the named executive officers in 2009. The Compensation Committee increased the base salaries of Messrs. Charles F. Dolan, James L. Dolan, Ratner, Rutledge and Huseby in 2009 by $64,000, $72,000, $63,000, $63,000 and $38,000, respectively. The base salaries for the named executive officers in 2009 are set forth in the Summary Compensation Table under “Executive Compensation Tables” below. In light of their continuing roles as executive officers of MSG following the MSG Distribution, the base salary of James L. Dolan at Cablevision was reduced from $1,872,000 to $1,500,000 and the base salary of Hank J. Ratner was reduced from $1,638,000 to $500,000, in each case effective as of February 9, 2010.

Annual Incentives

Under our executive compensation program, annual incentive awards, or bonuses, are made to executive officers and other members of management. For the named executive officers and other individuals that the Compensation Committee determines may be covered by Section 162(m) of the Internal Revenue Code, as amended, 2009 bonuses were granted under the 2006 Cash Incentive Plan (“CIP”), a stockholder approved plan. For all other members of management, bonuses were granted under a management performance incentive program (“MPIP”) administered by the Compensation Committee.

Annual incentive awards are designed to link directly executive compensation to the Company’s performance and provide incentives and rewards for excellent business performance during the year. Each bonus-eligible employee is assigned a target bonus of a percentage of that employee’s annual base salary. The target bonuses are determined based upon the applicable employee’s position, grade level, responsibilities, and historical and expected future contributions to the Company. In addition, each of the employment agreements of the named executive officers other than Mr. Charles F. Dolan contains a minimum target bonus level. For information regarding these minimum target bonus levels, please see “ — Employment Agreements” below. The Compensation Committee currently reviews the target bonus levels of the named executive officers no less frequently than on an annual basis. The Compensation Committee evaluates each executive’s performance, experience and grade level and may adjust executive target bonus levels accordingly. Based on their performance and in accordance with the terms of the employment agreements, the

Proxy Statement 2010 - Cablevision

Compensation Committee, in its discretion, has increased target bonus levels for the named executive officers over time. Target bonuses for 2009 were as follows: Mr. Charles F. Dolan — 175%; Mr. James L. Dolan — 200%; Mr. Ratner — 200%; Mr. Rutledge — 200%; Mr. Huseby — 90%.

The payment of annual incentive awards depends on the extent to which the Company achieves performance objectives established by the Compensation Committee. For 2009, under the CIP, if the Company achieved a target rate of growth in AOCF as compared to 2008, each named executive officer would be eligible to receive payment of an annual incentive award equal to the lesser of $10 million and two times his target bonus, subject to the Compensation Committee’s discretion to reduce the award. In general, under the CIP, regardless of whether the Company achieves, exceeds or fails to achieve its target metrics, the Compensation Committee has the discretion only to decrease bonuses if the Company wishes to preserve the Section 162(m) deduction. For 2009, the performance target for the named executive officers was 5% growth in the Company’s AOCF in 2009 as compared with 2008. As the Company’s actual AOCF growth for the period was in excess of 5%, the performance target was met. The Compensation Committee elected to exercise its negative discretion and to reduce the incentive award payments to the levels that the named executive officers would have received if they had been participants in the MPIP. The Compensation Committee established MPIP performance metrics that varied depending upon the eligible employee’s specific business unit. These performance objectives related to items such as net revenues, AOCF, subscribers, revenue generating units, advertising revenue, capital expenditures and other division-specific strategic and operating metrics. For executive officers and other individuals who hold corporate positions at the Company, the MPIP metrics were predominantly based on a weighted average of the comparisons of all of the business units’ performances against their respective performance objectives. In determining to use the MPIP payouts for the bonuses payable to the named executive officers, the Compensation Committee used this weighted average. Bonuses awarded under the MPIP may also be adjusted for recipients’ individual performances. To the extent the Company exceeds the MPIP performance metrics, employees may receive payments greater than their target bonuses.

As part of the process for determining executive compensation in 2009, the Compensation Committee reviewed the payouts that the named executive officers were expected to receive in 2009 for performance awards granted in prior years, as well as each executive officer’s performance, experience and grade level.

In connection with Mr. Rutledge’s employment agreement with the Company entered into in December 2009, Mr. Rutledge received a one-time retention award in the form of a cash payment of $7,750,000. See “ — Employment Agreements”.

Proxy Statement 2010 - Cablevision

Long-Term Incentives

Our executive compensation program is designed to achieve the objectives described above under “Executive Compensation Program Objectives and Philosophy”. Our core long-term incentive program in 2009 for all except our most senior executives consisted of two elements: restricted stock and cash performance awards. These long-term incentives were awarded to members of management based upon each individual’s grade level and provided approximately 50% of the value of their long-term incentive awards in restricted stock and approximately 50% of the value of their long-term incentive award as cash performance awards. We believe restricted stock would provide the named executive officers with an incentive to improve the Company’s stock price performance and a direct alignment with stockholders’ interests, as well as a continuing stake in the long-term success of the Company. The cash performance awards also would provide strong incentives for the executives to help the Company achieve specific long-term financial objectives. In addition, because these equity and cash awards would vest over time, we believe these awards would provide strong incentives for the executives to remain with the Company.

In 2009, the long-term incentive program for our most senior executives, including the named executive officers, was changed to add stock options as a third long-term incentive element for those executives, while maintaining the same target long-term incentive compensation value based upon each individual’s grade level. We believed adding stock options for those executives reinforced alignment with stockholders’ interests. As a result in 2009, the named executive officers received approximately 40% of the value of their long-term incentive awards in stock options, approximately 30% in restricted stock and approximately 30% of the value of their long-term incentive awards as cash performance awards.

In 2010, we changed the long-term incentive program for our most senior executives, including the named executive officers and returned to the mix of elements used in 2007 and 2008: restricted stock and cash performance awards. As a result of the change in the long-term incentive program, in 2010, the named executive officers received approximately 40% of the value of their total long-term incentive awards in restricted stock and approximately 60% of the value of their long-term incentive awards as cash performance awards. The long-term incentives for other executive officers and members of management continue to consist of approximately 50% each of restricted stock and cash performance awards.

Grants of long-term incentives are made under stockholder-approved plans. Prior to 2006, restricted stock, stock options and stock appreciation rights awards were granted under our 1996 Amended and Restated Employee Stock Plan, which expired by its terms in February 2006. This plan was replaced by our 2006 Employee Stock Plan, which was approved by stockholders at our annual meeting in May 2006. Cash awards have been made under our Long-Term Incentive Plan, which was replaced by the CIP in May 2006.

As described above under “— Compensation Practices and Policies — Other,” our goal is to make annual grants of the elements of our long-term incentive program to eligible employees after the public announcement of our annual financial information. Restricted stock and

Proxy Statement 2010 - Cablevision

performance awards were granted in March 2010. We expect that under the current executive compensation program long-term incentives will be granted following the filing of our Annual Report on Form 10-K, with any grants for new eligible employees hired after annual grants, but prior to October 1 of each year, to be made in October.

Restricted Stock

Under our executive compensation program, annual grants of restricted stock are made to executive officers and other members of management. An award of restricted stock provides the recipient with a specified number of shares of Class A common stock as long as the recipient remains employed by the Company through the date that the restrictions lapse. Under the current executive compensation program, restricted stock awards will vest in their entirety on the third anniversary of the date of grant (i.e., 3-year cliff vesting) as long as the recipient is continuously employed until such date. Grants of restricted stock made prior to 2006 generally vested at the end of a four-year period, subject to certain limited exceptions. Information regarding restricted stock awards for the named executive officers in 2009 is set forth in the Summary Compensation Table and the Grants of Plan-Based Awards Table under “Executive Compensation Tables” below. More information regarding other restricted stock grants for the named executive officers appears in the Outstanding Equity Awards at Fiscal Year-End Table under “Executive Compensation Tables” below.

In connection with Mr. Rutledge’s new employment agreement with the Company, he received a special award of 460,200 shares of restricted Class A common stock in March 2010. This award is subject to the same terms, including risk of forfeiture, reflected in the Company’s current standard form restricted stock agreement, except that the forfeiture restrictions on the shares subject to the special stock award will expire with respect to two-thirds of the shares on December 15, 2010 and with respect to the remaining one-third of the shares on December 15, 2011, provided, that on each such date, the restrictions will expire only to the extent the performance objectives set forth in the employment agreement have been met. If Mr. Rutledge’s employment with the Company is terminated after December 15, 2010, and before December 15, 2011, other than in the circumstance described in his employment agreement, he must return to the Company a cash payment equal to the value of the number of shares of the Class A common stock equal to the product of (x) the number of gross shares of Class A common stock with respect to which the forfeiture restrictions expired on December 15, 2010, multiplied by (y) a fraction, the numerator of which is 12 less the number of monthly anniversaries of December 15, 2010 through and including December 15, 2011 that he was employed by the Company, and the denominator of which is 12. See “ — Employment Agreements”.

Pursuant to his new employment agreement with the Company, in March 2010 Mr. Ratner also received a one-time special award of 75,000 shares of restricted Class A common stock subject to the same terms reflected in the Company’s current standard form restricted stock agreement, with the forfeiture restrictions on all of the shares expiring on the third anniversary of the grant (i.e., 3-year cliff vesting).

Proxy Statement 2010 - Cablevision

Performance Awards

The current executive compensation program contemplates annual grants of three-year performance awards to executive officers and other members of management to be earned on the basis of long-term performance relative to pre-established financial goals. The Compensation Committee sets the performance objectives for each award in the first quarter of the year of grant. Each recipient will be eligible to receive a specified dollar amount, depending on the employee’s grade level, to the extent that the performance objectives are achieved.

The performance awards granted in 2009 will be payable in 2012 if the Company achieves specified targets of net revenues or AOCF in the year ending December 31, 2011. The target levels of net revenues and AOCF were derived from the Company’s five-year plan for its operating business units presented to the Board in connection with the Company’s 2009 annual budget. These targets were intended to measure ongoing operating performance of the Company and are subject to various adjustments such as for acquisitions and dispositions and investments in new business initiatives and exclude all charges for long-term performance based compensation. In determining achievement of the 2009 performance awards, each performance measure is weighted equally. The awards provide for a potential payout on a sliding scale such that the actual payment may range from zero (if both incremental operating business unit net revenues and incremental operating business unit AOCF fail to reach at least 60% of the targets) to 200% (if, for example, both incremental operating business unit net revenues and operating business unit AOCF equal or exceed 120% of the targets). If the Company does not achieve threshold levels of performance, the award does not provide for any payment. If the Company exceeds threshold levels but does not achieve the targeted rates, or if the Company achieves one target but not both, the award provides for partial payments. In addition, if results exceed the desired targets, recipients will be rewarded for the exceptional performance. Based on the experience and grade level of the named executive officers in 2009, the Compensation Committee granted Messrs. Charles F. Dolan, James L. Dolan, Ratner, Rutledge and Huseby performance awards with targeted amounts of $2,190,000, $2,235,000, $1,995,000, $1,995,000 and $615,000, respectively. Performance awards for the named executive officers granted in 2009 are set forth in the Grants of Plan-Based Awards Table under “Executive Compensation Tables” below.

Because the targets for all performance awards have been derived from the Company’s confidential five-year strategic plans, which are not disclosed publicly for competitive reasons, we do not believe it is appropriate to disclose specific numerical targets. Disclosure of these targets could provide information that could lead to competitive harm. We believe that our five-year plans, and consequently the targets set for the performance awards, are ambitious and reflect desired above-market performance. In determining the threshold levels of performance, the Compensation Committee considered, among other factors, the Company’s five-year plan and the degree of difficulty in achieving the targets, including a comparison of the five-year plan with analysts’ published projections of our growth as well as

Proxy Statement 2010 - Cablevision

of some of our competitors. The 2009 performance award includes a sliding scale of payouts based upon the levels of incremental net revenues and AOCF. The Compensation Committee believes that the lowest levels on the sliding scale should be achieved, although there can be no assurance this will occur. As the payout scale increases, the likelihood of achievement decreases and the payouts increase. The Compensation Committee has the authority to amend or waive the performance targets under these awards and to make interpretations and adjustments thereto.

Stock Options

As discussed above, under our 2009 executive compensation program, we issued stock options to our most senior executives, including the named executive officers, in addition to restricted stock and cash performance awards. The executive compensation program in 2010 does not include stock options. Each stock option granted in 2009 was granted with an exercise price no less than the closing price of the Class A common stock on the date of grant. Stock options will have value only if, and to the extent that, the price of Class A common stock on the date the stock option is exercised exceeds this exercise price. Generally, the stock options granted in 2009 vest over three years in 33-1/3% annual increments and expire 5 1/2 years from the grant date; however certain stock options granted in 2009 had a 10 year term.

Under our executive compensation program, prior to 2007, annual grants of stock options were made to the named executive officers. Each stock option was required to be granted with an exercise price no less than the closing price of Class A common stock on the date of grant. Stock options will have value only if, and to the extent that, the price of Class A common stock on the date the stock option is exercised exceeds this exercise price. Generally, the stock options vested over three years in 33 1/3% annual increments and expire 10 years from the grant date. More information regarding other stock option grants to the named executive officers appears in the Outstanding Equity Awards at Fiscal Year-End Table under “Executive Compensation Tables” below.

Retention Awards

In connection with their entering into new employment agreements with the Company, Messrs. Ratner and Rutledge each received a special retirement benefit in the form of a $15,000,000 deferred compensation award. See “ — Employment Agreements”.

Other Types of Awards in Prior Years

In the past we have issued other types of long-term incentives to our executive officers and other members of management, such as stock options, performance-based stock options, stock appreciation rights, performance retention awards and deferred compensation awards. In 2007 and 2008, our executive compensation program contemplated grants of only two types of long-term incentives: restricted stock and cash performance awards, as described above.

Proxy Statement 2010 - Cablevision

Under our former executive compensation program, grants of stock appreciation rights (“SARs”) were made to the executive officers and other members of management. SARs are the right to receive the appreciation in the value of Class A common stock over a specified period of time. Upon exercise of a SAR, the award recipient will receive an amount of cash, common stock or a combination of cash and common stock equal to the amount of the appreciation. Historically, the Company granted SARs in tandem with options. Each SAR was required to be granted with an exercise price no less than the closing price of a share of Class A common stock on the date of grant; for a tandem SAR, the exercise price is equal to the exercise price per share of the related option. Generally the SARs vested over three years in 33 1/3% annual increments and expire 10 years from the grant date. More information regarding SAR grants for the named executive officers appears in the Outstanding Equity Awards at Fiscal Year-End Table under “Executive Compensation Tables” below.

Our former executive compensation program also included special retention incentives called deferred compensation awards. Although the Company referred to these awards as “deferred compensation awards,” we do not believe that they constitute “deferred compensation” under Section 409A of the Internal Revenue Code. These awards were generally made to executive officers and other members of management. The purpose of these deferred compensation awards was to attract and retain senior executives. The named executive officers other than Charles F. Dolan received these awards in October 2004. Charles F. Dolan received his deferred compensation award in November 2005 with economics and vesting designed to give him the same economics and rights as if he had received the award at the same time as the other recipients.

The deferred compensation awards contemplated an initial award amount for each recipient of $500,000. Each year, on the anniversary date of the award, the award amount grows by an additional amount equal to the lesser of 20% of the individual’s annual base salary in effect at that time and $150,000. In addition, the award amount is increased by quarterly interest, at an annual interest rate equal to the average of the one-year LIBOR fixed-rate equivalent for the ten business days immediately preceding October 1st of each year. The deferred compensation award will be paid in installments: 50% of the then-current award amount was payable on the fifth anniversary of the effective date of the award (October 2009 for the named executive officers), and the balance of the then-current award amount is payable on the seventh anniversary of the effective date (October 2011 for the named executive officers), so long as the recipient continues to be an employee of the Company through those dates. Information regarding the deferred compensation awards of the named executive officer is set forth in the Summary Compensation Table under “Executive Compensation Tables” below.

Benefits

Benefits offered to executive officers generally provide for retirement income and serve as a safety net against hardships that can arise from illness, disability or death. The executive officers are eligible to participate in the same health and welfare benefit plans made available to the other benefits-eligible employees of the Company, including, for example, medical,

Proxy Statement 2010 - Cablevision

dental, vision, life insurance and disability coverage. In addition to the standard life insurance available to all employees (based on a multiple of base salary, up to a $4,000,000 cap on the total amount of life insurance), the Company purchased whole life insurance policies for certain current and former senior executives of the Company, including Messrs. Charles F. Dolan, James L. Dolan and Ratner. The policies originally provided coverage (before the application of any dividends to purchase increased insurance) in the amount of the greater of three times the individual’s annual base salary as in effect in 1996 or the death benefit provided under previous policies. As of each respective policy’s 2009 anniversary date, the policies provided estimated death benefits for these executives in the following amounts: Charles F. Dolan — $3,534,186; James L. Dolan — $1,819,276; and Hank J. Ratner — $942,362. Based on current projections, the Company believes the policies for Messrs. Charles F. Dolan and James L. Dolan are fully funded and the Company does not anticipate the need to make any additional premium payments. The expected death benefits are expected to grow over time to the extent that the dividends payable on the policy values exceed the premiums required to fund the death benefit. Information regarding premiums paid by the Company with respect to each of the executive officers is set forth in the Summary Compensation Table under “Executive Compensation Tables” below. Information regarding premiums paid by the Company is set forth in the Summary Compensation Table under “Executive Compensation Tables” below.

Defined Benefit Plans

The Company maintains the Cablevision Cash Balance Pension Plan, a tax qualified defined benefit plan, for participating employees, including executive officers. Under the Company’s Excess Cash Balance Plan, a non-qualified deferred compensation plan, the Company provides additional benefits to employees who are restricted by the applicable Internal Revenue Service (“IRS”) annual compensation limitation.

The Company’s Nonqualified Supplemental Benefit Plan provides actuarially determined pension benefits for certain employees of the Company or its subsidiaries and affiliates who were previously employed by CSSC, L.L.C., which is wholly owned by Charles F. Dolan and his spouse. There are only two remaining active employees of the Company who accrue benefits under this plan, only one of whom is a named executive officer, Charles F. Dolan.

More information regarding the Cash Balance Pension Plan, the Excess Cash Balance Plan and the Nonqualified Supplemental Benefit Plan is provided with the Pension Benefits Table under “Executive Compensation Tables” below.

Defined Contribution Plans

Under the Cablevision 401(k) Savings Plan (the “401(k) Plan”), a tax-qualified retirement savings plan, participating employees, including executive officers, may contribute into their plan accounts a percentage of their eligible pay on a before-tax basis as well as a percentage of

Proxy Statement 2010 - Cablevision

their eligible pay on an after-tax basis. The Company matches 50% of the first 6% of eligible pay contributed by participating employees. The Company matching contributions are subject to vesting limitations for the first three years of employment.

In addition, the Company offers an Excess Savings Plan, a non-qualified deferred compensation plan, to employees who are restricted by the applicable IRS annual compensation limitation and/or the pre-tax income deferral limitation. More information regarding the Excess Savings Plan is provided with the Nonqualified Deferred Compensation Table under “Executive Compensation Tables” below.

The Company’s Nonqualified Supplemental Benefit Plan also includes a defined contribution component. The Company provides allocations to the participant’s notional accounts. There are only two remaining active employees of the Company who accrue benefits under this plan, only one of whom is a named executive officer, Charles F. Dolan.

Matching contributions made by the Company under the 401(k) Plan and the Excess Savings Plan and allocations under the defined contribution portion of the Nonqualified Supplemental Benefit Plan on behalf of the named executive officers are set forth in the Summary Compensation Table under “Executive Compensation Tables” below.

Perquisites

The Company provides certain perquisites to executive officers as described below. The aggregate value of perquisites received by each of the named executive officers is set forth in the Summary Compensation Table under “Executive Compensation Tables” below.

Telecommunications Services

The Company’s perquisites include access to telecommunications services (cable television, high-speed data and voice) at no monthly cost to employees, including executive officers, living in the Company’s service area. Certain employees living outside the service area are eligible for reimbursement of certain costs in purchasing similar services. The services provided vary depending on the grade level of the employee. The Company also provides access to purchase tickets to events at Company venues.

Executive Security

In order to address the security concerns of the Company, we have established an executive security program for the protection of the named executive officers. Recommendations of a third party security expert have been implemented for office, home and travel, at the Company’s cost, to the extent approved by the Compensation Committee. Because certain of these costs can be viewed as conveying personal benefits to the named executive officers, they are reported as perquisites.

Proxy Statement 2010 - Cablevision

Car and Driver

In connection with our executive security program, Messrs. Charles F. Dolan and James L. Dolan each has a Company car and driver assigned to them on a full-time basis, which they are permitted to use for their personal use in addition to business purposes. In addition, certain executive officers and members of management have used Company cars and drivers on a limited basis for personal use.

To the extent employees use a Company car and driver for personal use those employees are imputed compensation for tax purposes. For compensation reporting purposes, the benefit attributable to the personal use of Company cars is valued at a portion of the cost of the driver and car plus car maintenance, fuel and other related costs, based on an estimated percentage of use.

Aircraft

The Company owns and operates three passenger helicopters and leases and operates a jet to facilitate business travel of senior executives. As described under “Related Party Policy and Certain Transactions – Certain Other Transactions,” the Company also has a time sharing agreement with an entity controlled by Charles F. Dolan pursuant to which the Company has the right to use a jet owned by that entity. In connection with our executive security program, it is recommended that the named executive officers use Company owned and leased aircrafts for all travel whenever practical.

Generally, Messrs. Charles F. Dolan and James L. Dolan are permitted to use the helicopters and the jet for personal travel. In addition, certain other executive officers and other members of management are permitted to use the helicopters and the jet for personal travel upon the approval of the Chief Executive Officer or his designee. Messrs. Hank J. Ratner and Thomas M. Rutledge are permitted to use the Company jet for up to 50 flight hours annually for personal travel. Personal use of the helicopters has primarily been for purposes of commutation.

To the extent any employee uses any of the aircraft for personal travel without reimbursement, they are imputed compensation for tax purposes based on the Standard Industry Fare Level rates that are published biannually by the IRS. For compensation reporting purposes, we valued the incremental cost of the personal use of the aircraft based on the variable costs incurred by the Company net of reimbursements received from executives. The incremental cost of the use of the aircraft does not include any costs that would have been incurred by the Company whether or not the personal trip was taken, such as lease and insurance payments, pilot salaries and other overhead costs.

In connection with any personal travel on the Company jet, Charles F. Dolan and James L. Dolan reimburse the Company for the actual expenses of each specific flight at the maximum amount the Company may legally charge under Part 91 of the Federal Aviation Regulations.

Proxy Statement 2010 - Cablevision

In connection with any personal travel on the Company jet, Hank J. Ratner and Thomas M. Rutledge reimburse the Company for the actual expenses of each specific flight at a rate no greater than the maximum amount the Company may legally charge under Part 91 of the Federal Aviation Regulations. Mr. Rutledge is not required to reimburse the Company for use of the helicopter for commuting purposes.

Other

Certain of the named executive officers have, from time to time, used the Company’s travel department to make their personal travel arrangements. For compensation reporting purposes, we valued the incremental cost of personal use of the travel department as a portion of the cost of the travel department employees and related overhead, based on the time spent making the arrangements.

From time to time, senior executives have access to tickets to sporting events and other entertainment at Company venues, at no cost.

Post-Termination Compensation

Our executives have helped build the Company into the successful enterprise that it is today and we believe that post-termination benefits are integral to the Company’s ability to attract and retain qualified executives.

Under certain circumstances, payments or other benefits may be provided to employees upon the termination of their employment with the Company. The amount and type of any payment or benefit will depend upon the circumstances of the termination of employment. These may include termination by the Company without cause, termination by the employee for good reason, other voluntary termination by the employee, retirement, death, disability, or termination following a change in control of the Company or following a going-private transaction. The definitions of “cause” and “good reason” vary among the different employment agreements with the named executive officers and the award agreements.

The award agreements regarding the various long-term incentives also address employment termination events, including the circumstances upon which vesting, payment and/or forfeiture of all or a portion of the long-term incentives may be accelerated. If an executive’s employment agreement refers to the treatment of any award upon a triggering event, the particular award agreement will not supersede the terms of the employment agreement unless otherwise provided in the award agreement.

Mr. Charles F. Dolan’s employment agreement addresses post-termination benefits only in the event of death or disability. In the employment agreements for Messrs. James L. Dolan, Ratner and Huseby, severance benefits include, in addition to certain cash payments, the acceleration of certain long-term incentives under various circumstances. For Mr. Charles F. Dolan, the treatment of his long-term incentives in the event of termination is governed solely

Proxy Statement 2010 - Cablevision

by the specific provisions of his award agreements. Under the prior employment agreements of Messrs. James L. Dolan, Ratner and Rutledge, those officers were entitled, among other benefits, to a cash severance payment equal to not less than three times the sum of base salary and target bonus plus $40,000, in the case of James L. Dolan, and 2.99 times the sum of base salary and target bonus in the case of Messrs. Ratner and Rutledge. In their new employment agreements, that cash severance payment has been reduced to 2.00 times the sum of base salary and target bonus in the case of Messrs. James L. Dolan and Ratner and has been eliminated in the case of Mr. Rutledge.

The Cablevision CHOICE Severance Pay Plan provides for the discretionary payment of severance benefits under certain circumstances. Under the severance plan, the Company has discretion to determine (1) under what conditions severance benefits will be made available to any employee, (2) the type and amount of severance benefits to be paid or provided and for what period of time, (3) the manner and form in which severance benefits will be paid or provided to any employee and (4) any other terms and conditions for receiving severance benefits. All severance benefits payable under this severance plan would be conditioned on the employee executing a severance agreement with the Company, including any terms and conditions that the Company may require.

Under the Cablevision Systems Corporation Supplemental Life Insurance Premium Payment Policy, at all times following a change of control of the Company (as defined below under “Executive Compensation Tables — Termination and Severance — Award Agreements”), the Company would continue to pay on behalf of certain senior executives of the Company, including Messrs. Charles F. Dolan, James L. Dolan and Ratner, all premiums on life insurance policies purchased by the Company for these executive officers, up to the aggregate amount of additional premiums, if any, necessary to fund fully the face amount of each senior executive’s policy as in effect immediately prior to the change of control. This policy is also provided for in the employment agreements of Messrs. James L. Dolan and Ratner, as described below under “Employment Agreements”.

For a description and quantification of the severance and other benefits payable to each of the named executive officers under the different circumstances of termination, please see “Termination and Severance” under “Executive Compensation Tables” below.

Tax Deductibility of Compensation

Section 162(m) of the Internal Revenue Code, as amended, establishes a $1 million limit on the amount that a publicly held corporation may deduct for compensation paid to the chief executive officer and the next three most highly paid named executive officers (other than the chief financial officer) in a taxable year. This limitation does not apply to any compensation that is “qualified performance-based compensation” under Section 162(m), which is defined as compensation paid in connection with certain stock options or that is paid only if the individual’s performance meets pre-established objective goals based on performance criteria

Proxy Statement 2010 - Cablevision

established under a plan approved by stockholders. Our short-term and long-term incentive compensation plans are generally designed to qualify for this exemption from the deduction limitations of Section 162(m) and to be consistent with providing appropriate compensation to executives.

From time to time, to the extent it deems appropriate, the Compensation Committee may make awards (or modifications to awards) that would not qualify for an exemption from Section 162(m). For example, we expect that, for 2009, the amount of base salary in excess of $1 million for the Chief Executive Officer and President and the next three most highly paid named executive officers, plus any other annual compensation paid or imputed to the Chief Executive Officer and President and the next three most highly paid named executive officers covered by Section 162(m) that causes his non-performance-based compensation to exceed the $1 million limit, will not be deductible by the Company for federal income tax purposes.

Although it is the Company’s intent generally to qualify compensation for the exemption from the deduction limitations, we believe that it is in the best interests of the Company’s stockholders to allow the Compensation Committee the flexibility and discretion to design an appropriate executive compensation program so that the Company can attract, retain and motivate our executives, notwithstanding Section 162(m).

REPORT OF COMPENSATION COMMITTEE

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis set forth above with management. Based on such review and discussions, we have recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009 for filing with the Securities and Exchange Commission.

Members of the Compensation Committee

Vincent Tese	Thomas V. Reifenheiser	John R. Ryan

EXECUTIVE COMPENSATION TABLES

The tables below reflect the compensation of the Company’s Chief Executive Officer, Chief Financial Officer and the three other most highly paid executive officers. See “Compensation Discussion and Analysis” beginning on page 20 for an explanation of our compensation philosophy and program.

Proxy Statement 2010 - Cablevision

Summary Compensation Table

The table below summarizes the total compensation paid to or earned by each of our named executive officers for the years ending December 31, 2007, 2008 and 2009.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)(4)	Non-Equity Incentive Plan Compensation ($)(5)		Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(6)	All Other Compensation ($)(7)	Total ($)

Charles F. Dolan	2009	1,664,000	717,616	1,696,768	2,930,789	7,357,462		539,188	1,099,631	16,005,454
Chairman	2008	1,600,000	0	2,887,732	0	5,582,800		307,244	1,555,202	11,932,978
	2007	1,600,000	0	2,383,025	0	6,360,000		409,180	3,093,245	13,845,450

James L. Dolan	2009	1,872,000	717,616	1,731,584	2,991,067	8,457,281		215,020	1,159,092	17,143,660
Chief Executive Officer and President	2008	1,800,000	0	2,887,732	0	6,567,600		114,364	1,214,476	12,584,172
	2007	1,800,000	0	2,947,480	0	10,310,769		146,726	6,775,265	21,980,240

Hank J. Ratner	2009	1,638,000	717,616	1,546,240	2,669,803	7,968,083		167,823	1,450,631	16,158,196
Vice Chairman	2008	1,575,000	0	2,579,061	0	5,297,389		73,489	888,656	10,413,595
	2007	1,500,000	0	2,630,969	0	8,588,461		96,462	5,457,927	18,273,819

Thomas M. Rutledge	2009	1,638,000	8,467,616	1,546,240	2,669,803	10,468,083		175,402	1,178,953	26,144,097
Chief Operating Officer	2008	1,575,000	0	2,579,061	0	5,297,389		117,421	1,105,287	10,674,158
	2007	1,500,000	0	2,630,969	0	5,588,461		112,584	3,886,040	13,718,054

Michael P. Huseby Executive Vice President and Chief Financial Officer	2009	988,000	717,616	477,184	823,032	2,102,132		91,377	344,925	5,544,266
	2008	950,000	0	795,912	0	1,672,948		58,891	323,755	3,801,506
	2007	850,000	0	772,460	0	1,667,000	(8)	57,006	236,829	3,583,295

(1)	For 2009, salaries paid to the named executive officers accounted for the following percentages of their total compensation: Mr. Charles F. Dolan — 10%; Mr. James L. Dolan — 11%; Mr. Ratner — 10%; Mr. Rutledge — 6%; and Mr. Huseby — 18%.

For 2008, salaries paid to the named executive officers accounted for the following percentages of their total compensation: Mr. Charles F. Dolan — 13%; Mr. James L. Dolan — 14%; Mr. Ratner — 15%; Mr. Rutledge — 15%; and Mr. Huseby — 25%.

For 2007, salaries paid to the named executive officers accounted for the following percentages of their total compensation: Mr. Charles F. Dolan — 12%; Mr. James L. Dolan — 8%; Mr. Ratner — 8%; Mr. Rutledge — 11%; and Mr. Huseby — 24%.

(2)	This column reflects the portion of the deferred compensation award paid out on the fifth anniversary of such award in accordance with its terms. For Mr. Rutledge the column also reflects a one-time cash retention award of $7,750,000 paid in accordance with his new 2009 employment agreement.

(3)	This column reflects the aggregate grant date fair value of restricted stock awards granted to the named executive officers in 2007, 2008 and 2009. As a result of new SEC rules, companies must now report the value of equity awards based on the aggregate grant date fair value. This represents a change from the prior rules, which required the values to be reported based on the amount expensed for financial reporting purposes.

(4)

This column reflects the aggregate grant date fair value of stock option awards granted to the named executive officers in 2009. The assumptions used by the Company in calculating these amounts are set forth in Note 17 to the consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009. As a result of new SEC rules, companies must now report the value of equity awards based on the aggregate grant date fair value. This represents a change from the prior rules,

Proxy Statement 2010 - Cablevision

which required the values to be reported based on the amount expensed for financial reporting purposes. Accordingly, a value of zero is shown above for 2007 and 2008 to conform to this new rule as there were no awards granted in these years.

(5)	For 2009, this information reflects annual incentive awards for performance in 2009, and performance awards granted in 2007, earned at the end of 2009, as follows: Mr. Charles F. Dolan, $3,577,522 and $3,779,940, respectively, Mr. James L. Dolan, $4,599,671 and $3,857,610, respectively, Mr. Ratner, $4,524,713 and $3,443,370, respectively, and Mr. Huseby, $1,092,422 and $1,009,710, respectively. For Mr. Rutledge this information reflects annual incentive awards for performance in 2009 and performance awards granted in 2007, earned at the end of 2009, and a performance retention award granted in 2002 and paid in January 2009 as follows: $4,024,713, $3,443,370 and $3,000,000, respectively.

For 2008, this information reflects annual incentive awards for performance in 2008, and performance awards granted in 2006, earned at the end of 2008, as follows: Mr. Charles F. Dolan, $3,446,800 and $2,136,000, respectively, Mr. James L. Dolan, $4,431,600 and $2,136,000, respectively, Mr. Ratner, $3,873,389 and $1,424,000, respectively, Mr. Rutledge, $3,873,389 and $1,424,000, respectively, and Mr. Huseby, $1,049,948 and $623,000, respectively.

For 2007, this information reflects for Messrs. Charles F. Dolan, Rutledge and Huseby, annual incentive awards for performance in 2007, and performance awards granted in 2005, earned at the end of 2007, as follows: Mr. Charles F. Dolan, $3,360,000 and $3,000,000, respectively, Mr. Rutledge, $3,588,461 and $2,000,000, respectively, and Mr. Huseby, $917,000 and $750,000, respectively. For Messrs. James L. Dolan and Ratner, this information reflects the sum of their annual incentive awards for performance in 2007, performance awards granted in 2005 earned at the end of 2007, and the performance retention awards granted in 2000 and paid in September 2007 as follows: Mr. James L. Dolan, $4,310,769, $3,000,000, and $3,000,000, respectively; and Mr. Ratner, $3,588,461, $2,000,000 and $3,000,000, respectively.

(6)	This column represents, for each individual, the sum of the increase in the present value of his accumulated cash balance pension plan account and accumulated excess cash balance account. In addition, for Mr. Charles F. Dolan only, it also includes the increase in the lump sum value of the defined benefit plan portion of the Company’s Nonqualified Supplemental Benefit Plan. There were no above-market earnings on nonqualified deferred compensation. For more information regarding the named executive officers’ pension benefits, please see the Pension Benefits Table below.

(7)	The table below shows the components of this column:

Name	Year	Supple- mental Benefit Plan(a)	401(k) Plan Match(b)	Excess Savings Plan Match(b)	Life Insurance Premiums(c)	Imputed Interest on Loans(d)	Deferred Compen- sation Awards(e)	Dividends(f)	Perquisites(g)	Total
Charles F. Dolan	2009	$46,000	$4,400	$45,461	—	—	$195,876	$665,200	$142,694	$1,099,631
	2008	$46,000	$4,100	$43,900	$130,276	—	$202,252	$612,000	$116,674	$1,155,202
	2007	$45,000	$4,100	$43,900	$130,276	—	$195,925	$2,500,000	$174,044	$3,093,245
James L. Dolan	2009	—	$2,640	$53,454	—	—	$195,876	$665,200	$241,922	$1,159,092
	2008	—	$2,460	$51,540	$37,705	—	$202,252	$612,000	$308,519	$1,214,476
	2007	—	$2,460	$51,425	$37,705	$102,045	$195,925	$6,159,820	$225,885	$6,775,265
Hank J. Ratner	2009	—	$7,350	$41,732	$5,534	—	$195,876	$1,111,666	$88,473	$1,450,631
	2008	—	$6,900	$40,298	$9,248	—	$202,252	$550,090	$79,868	$888,656
	2007	—	$6,750	$38,106	$9,248	$77,744	$195,925	$5,000,300	$129,854	$5,457,927
Thomas M. Rutledge	2009	—	$7,350	$41,732	—	—	$283,279	$554,320	$292,272	$1,178,953
	2008	—	$6,900	$40,298	—	—	$202,252	$510,000	$345,837	$1,105,287
	2007	—	$6,750	$38,106	—	—	$195,925	$3,207,960	$437,299	$3,886,040
Michael P. Huseby	2009	—	$7,350	$18,546	—	—	$195,876	$110,880	$12,273	$344,925
	2008	—	$6,900	—	—	—	$202,252	$102,000	$12,603	$323,755
	2007	—	$6,750	—	—	—	$195,925	—	$34,154	$236,829

Proxy Statement 2010 - Cablevision

(a)	This column represents the allocation credited to Mr. Charles F. Dolan pursuant to the defined contribution portion of the Company’s Nonqualified Supplemental Benefit Plan.

(b)	These columns represent, for each individual, a matching contribution by the Company on behalf of such individual under the Company’s 401(k) Plan or Excess Savings Plan, as applicable.

(c)	This column represents amounts paid for premiums on whole life insurance policies purchased by the Company for Messrs. Charles F. Dolan, James L. Dolan and Ratner.

(d)	This column represents imputed interest on the $3,000,000 interest free loans made to each of Messrs. James L. Dolan and Ratner against their respective performance retention awards granted in 2000 under our former executive compensation program. Awards granted prior to July 2002 provided that the recipient could request an interest free loan from the Company in an amount up to the total amount of the award prior to its vesting. Messrs. James L. Dolan and Ratner had loans outstanding since prior to July 30, 2002. These loans were repaid in September 2007.

(e)	This column represents, for each individual, the following amounts allocated under his respective deferred compensation award: a notional contribution of $150,000 and notional interest of $45,925 in 2007, $52,252 in 2008 and $45,876 in 2009. For more information regarding these deferred compensation awards, see “Compensation Discussion and Analysis — Elements of In-Service Compensation — Long-Term Incentives — Other Types of Awards.” In addition, for Mr. Rutledge, the column also reflects the earned portion at December 31, 2009 of $87,403 relating to a special retirement benefit in the form of a $15,000,000 deferred compensation award. See “ — Employment Agreements”.

(f)	As a result of the special cash dividend declared in April 2006, and cash dividends declared in August and November 2008 and February, May, July and November 2009, holders of stock options and stock appreciation rights that had vested prior to December 31, 2004 received a cash dividend upon exercise. In October 2009, the Compensation Committee of the Board of Directors approved exercise price adjustments for all dividend eligible stock options and stock appreciation rights so that in the future cash dividends will result in a reduction of the exercise price rather than a cash payment. Holders of restricted shares are entitled to receive a cash amount equal to the dividends when the restricted shares vest. This column represents dividend payments made upon stock option and stock appreciation right exercises and restricted stock vesting in the respective periods.

(g)	This column represents, for each individual, the following aggregate perquisites, as described in the table below. Car and driver amounts for Charles F. Dolan do not include amounts for car and driver usage by another Dolan family member that were reimbursed by Mr. Dolan. For more information regarding the calculation of these perquisites, please see “Compensation Discussion and Analysis — Elements of In-Service Compensation — Perquisites.”

Proxy Statement 2010 - Cablevision

Name	Year	Car and Driver	Aircraft(I)	Other(II)	Total
Charles F. Dolan	2009	$123,054	*	*	$142,694
	2008	$93,691	$13,820	*	$116,674
	2007	$109,572	$55,875	*	$174,044
James L. Dolan	2009	$88,361	$41,397	$112,164	$241,922
	2008	$220,173	$52,532	$35,814	$308,519
	2007	$151,664	$36,961	$37,260	$225,885
Hank J. Ratner	2009	$13,942	$60,904	$13,627	$88,473
	2008	*	$63,844	$12,149	$79,868
	2007	*	$114,993	$14,809	$129,854
Thomas M. Rutledge	2009	$11,202	$271,698	*	$292,272
	2008	*	$328,042	*	$345,837
	2007	$21,445	$367,469	$48,385	$437,299
Michael P. Huseby	2009	*	*	$11,857	$12,273
	2008	*	*	*	$12,603
	2007	*	*	$33,752	$34,154

*	Represents less than $10,000.

(I)	As discussed under “Compensation Discussion and Analysis — Elements of In-Service Compensation — Benefits — Aircraft,” Messrs. Charles F. Dolan, James L. Dolan, Ratner and Rutledge reimburse the Company for the actual expenses associated with personal use of the Company’s corporate airplanes. The amounts in the table exclude personal use of aircraft for which the executive provides reimbursement. The amounts in the table reflect the incremental cost of personal use of the Company’s helicopters and for personal guests accompanying the executive when the executive is traveling on business. Incremental cost is determined as the variable costs incurred by the Company net of reimbursements received by executives and does not include any costs that would have been incurred by the Company whether or not the personal trip was taken, such as lease and insurance payments, pilot salaries and other overhead costs. The agreements providing for reimbursement of costs associated with personal use of the Company’s aircraft are described under “Related Party Policy and Certain Transactions.”

(II)	This column includes the following components: (A) free cable television service, high-speed data and voice service; (B) executive home security; and (C) use of the Company’s travel department to arrange for personal travel.

(8)	This number does not reflect the amount offset against Mr. Huseby’s bonus by the Company for reimbursement of certain relocation expenses incurred in connection with Mr. Huseby’s joining the Company.

Proxy Statement 2010 - Cablevision

Grants of Plan-Based Awards

The table below presents information regarding awards granted in 2009 to each named executive officer under the Company’s plans, including estimated possible and future payouts under non-equity incentive plan awards and other restricted stock and stock option awards. There were no performance-based equity awards granted in 2009.

Name	Year	Grant Date		Estimated Future Payouts Under Non- Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units(#)	All Other Option Awards: Securities Underlying Options(#)	Exercise or Base Price of Option Awards ($/Sh)(1)	Grant Date Fair Value of Stock and Option Awards ($)(2)
				Threshold($)	Target($)	Maximum($)
Charles F. Dolan	2009	3/5/09	(3)		2,908,554	5,817,108
	2009	3/5/09	(4)	1,095,000	2,190,000	4,380,000
	2009	3/5/09	(5)				165,700			1,696,768
	2009	3/5/09	(6)					884,900	10.24	2,930,789
James L. Dolan	2009	3/5/09	(3)		3,739,570	7,479,140
	2009	3/5/09	(4)	1,117,500	2,235,000	4,470,000
	2009	3/5/09	(5)				169,100			1,731,584
	2009	3/5/09	(6)					903,100	10.24	2,991,067
Hank J. Ratner	2009	3/5/09	(3)		3,272,124	6,544,248
	2009	3/5/09	(4)	997,500	1,995,000	3,990,000
	2009	3/3/09	(5)				151,000			1,546,240
	2009	3/3/09	(6)					806,100	10.24	2,669,803
Thomas M. Rutledge	2009	3/5/09	(3)		3,272,124	6,544,248
	2009	3/5/09	(4)	997,500	1,995,000	3,990,000
	2009	3/5/09	(5)				151,000			1,546,240
	2009	3/3/09	(6)					806,100	10.24	2,669,803
Michael P. Huseby	2009	3/5/09	(3)		888,148	1,776,296
	2009	3/5/09	(4)	307,500	615,000	1,230,000
	2009	3/5/09	(5)				46,600			477,184
	2009	3/5/09	(6)					248,500	10.24	823,032

(1)	In connection with the MSG Distribution in February 2010, each named executive officer received options covering one share of MSG Class A common stock for every four stock options of the Company’s Class A common stock held by such named executive officer. In addition, the $10.24 exercise price for each option covering the Company’s common stock was reduced to $8.47 and each stock option for MSG Class A common stock was issued with an exercise price of $7.12 ($1.78 multiplied by 4 to reflect the 1:4 MSG Distribution ratio).

(2)	This column reflects the aggregate grant date fair value of the restricted stock awards granted to each named executive officer in 2009, as calculated under ASC Topic 718 on the date of grant. The assumptions used by the Company in calculating these amounts are set forth in Note 17 to the consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009.

(3)

This row reflects the possible payouts with respect to grants of annual incentive awards under the Company’s Cash Incentive Plan for performance in 2009. Each named executive officer is assigned a target bonus percentage and amount; there is no threshold amount for annual incentive awards. Under the terms of

Proxy Statement 2010 - Cablevision

the awards, each named executive officer is eligible to receive payment of an annual incentive award equal to the lesser of $10 million or two times his bonus target, subject to the Compensation Committee’s discretion to reduce the award. The amounts of annual incentive awards actually paid for performance in 2009 are disclosed in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table above. For more information regarding the terms of these annual incentive awards, please see “Compensation Discussion and Analysis — Elements of In-Service Compensation — Annual Incentives.”

(4)	This row reflects the future payouts with respect to performance awards that were granted under the Company’s Long-Term Incentive Plan in 2009. Each performance award was granted with a target amount, subject to actual payment based on a sliding scale ranging from zero to two times the target amount. These performance awards will be payable in the first quarter of 2012 if the Company achieves specified performance targets in the year ending December 31, 2011. For more information regarding the terms of these performance awards, please see “Compensation Discussion and Analysis — Elements of In-Service Compensation — Long-Term Incentives — Performance Awards.”

(5)	This row shows the number of shares of restricted stock awarded in 2009. These grants of restricted stock, which were made under the Company’s 2006 Employee Stock Plan, are scheduled to vest in their entirety on March 5, 2012.

(6)	This row reflects the number of shares underlying options awarded in 2009. These grants of options were made under the Cablevision 2006 Employee Stock Plan, and are scheduled to vest in thirds on the first 3 anniversaries following the grant date.

Proxy Statement 2010 - Cablevision

Outstanding Equity Awards at Fiscal Year-End

The table below shows (i) each grant of stock options and stock appreciation rights that are still unexercised and outstanding and (ii) the aggregate number of shares of unvested restricted stock outstanding for each named executive officer, in each case as of December 31, 2009.

	Option Awards								Stock Awards
Name	Number of Securities Underlying Unexercised Options(#) Exercisable		Number of Securities Underlying Unexercised Options(#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options(#)	Option Exercise Price($)		Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested(#)		Market Value of Shares or Units of Stock That Have Not Vested($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested($)
Charles F. Dolan									378,400	(2)	9,770,288
	83,334					10.18	(3)(4)	6/25/2013
	166,666					10.78	(3)	6/25/2013
	148,800					15.51	(3)	10/1/2014
	74,400					15.51	(3)	10/1/2014
	120,000					15.51	(3)	11/8/2015
	60,000					15.51	(3)	11/8/2015
	264,000					20.51		6/5/2016
			884,900	(5)		10.24		9/5/2014
James L. Dolan									383,800	(6)	9,909,716
	166,666					10.78	(3)	6/25/2013
	74,400					15.51	(3)	10/1/2014
	120,000					10.46	(3)	10/1/2014
	120,000					15.51	(3)	11/8/2015
	60,000					15.51	(3)	11/8/2015
	264,000					20.51		6/5/2016
			903,100	(5)		10.24		9/5/2014
Hank J. Ratner									342,700	(7)	8,848,514
	47,636	(8)(9)				5.46	(3)(4)(8)	5/31/2010
	62,000					15.51	(3)	10/1/2014
	33,333					10.46	(3)	10/1/2014
	66,666					15.51	(3)	11/8/2015
	50,000					15.51	(3)	11/8/2015
	220,000					20.51		6/5/2016
			806,100	(5)		10.24		9/5/2014
Thomas M. Rutledge									342,700	(7)	8,848,514
	62,000					15.51	(3)	10/1/2014
	33,333					10.46	(3)	10/1/2014
	66,666					15.51	(3)	11/8/2015
	50,000					15.51	(3)	11/8/2015
	146,666					20.51		6/5/2016
			806,100	(5)		10.24		9/5/2014
Michael P. Huseby									104,400	(10)	2,695,608
	12,400					15.51	(3)	10/1/2014
	3,333					10.46	(3)	10/1/2014
	6,666					15.51	(3)	11/8/2015
	10,000					15.51	(3)	11/8/2015
	44,000					20.51		6/5/2016
			248,500	(5)		10.24		9/5/2014

Proxy Statement 2010 - Cablevision

(1)	Calculated using the closing price of Class A common stock on the New York Stock Exchange on December 31, 2009 of $25.82 per share.

(2)	This reflects (i) a grant of 99,500 shares of restricted stock made on December 19, 2007 that vested on March 2, 2010, (ii) a grant of 113,200 shares of restricted stock made on March 3, 2008 that is scheduled to vest on March 3, 2011 and (iii) a grant of 165,700 shares of restricted stock made on March 5, 2009 that is scheduled to vest on March 5, 2012.

(3)	As a result of the special dividend declared in April 2006, stock options that had not vested by December 31, 2004 were adjusted to reduce their per share exercise price by the $10.00 amount of the special dividend. The per share exercise price of stock options that had vested by December 31, 2004 were not adjusted and the holders were to receive the special dividend amount upon exercise.

(4)	In addition, in October 2009, the Compensation Committee of the Board of Directors approved exercise price adjustments to reflect the value of quarterly dividends. Exercise prices were adjusted and now also reflect the value of quarterly dividends.

(5)	These stock options, which were granted on March 5, 2009, are scheduled to vest in thirds on the first three anniversaries of the grant date.

(6)	This reflects (i) a grant of 101,500 shares of restricted stock made on March 2, 2007 that vested on March 2, 2010, (ii) a grant of 113,200 shares of restricted stock made on March 3, 2008 that are scheduled to vest on March 3, 2011 and (ii) a grant of 169,100 shares of restricted stock made on March 5, 2009 that are scheduled to vest on March 5, 2012.

(7)	This reflects (i) a grant of 90,600 shares of restricted stock made on March 2, 2007 that vested on March 2, 2010, (ii) a grant of 101,100 shares of restricted stock made on March 3, 2008 that are scheduled to vest on March 3, 2011 and (ii) a grant of 151,000 shares of restricted stock made on March 5, 2009 that are scheduled to vest on March 5, 2012.

(8)	These grants reflect decreases in the exercise price and increases in the number of shares of Class A common stock to be purchased upon exercise as a result of the issuance of the Rainbow Media Group tracking stock in March 2001 and its conversion back into shares of Class A common stock in August 2002. The exercise price also reflects an adjustment based on a settlement of certain stock option litigation in June 2008 and a dividend adjustment approved by the Compensation Committee in October 2009.

(9)	This grant includes stock options to purchase 23,818 shares of Class A common stock and 23,818 stock appreciation rights.

(10)	This reflects (i) a grant of 26,600 shares of restricted stock made on March 2, 2007 that vested on March 2, 2010, (ii) a grant of 31,200 shares of restricted stock made on March 3, 2008 that are scheduled to vest on March 3, 2011 and (iii) a grant of 46,600 shares of restricted stock made on March 5, 2009 that are scheduled to vest on March 5, 2012.

Proxy Statement 2010 - Cablevision

Option Exercises and Stock Vested

The table below shows stock option exercises during 2009 and restricted stock awards that vested during 2009.

	Option Exercises			Restricted Stock
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise ($)(1)		Number of Shares Acquired on Vesting	Value Realized on Vesting ($)
Charles F. Dolan				88,000	1,641,200	(2)(4)
				60,000	1,483,800	(3)(6)
James L. Dolan				88,000	1,641,200	(2)(4)
				60,000	1,483,800	(3)(6)
Hank J. Ratner	53,591	134,513	(5)	73,300	1,367,045	(2)(4)
				50,000	1,236,500	(3)(6)
Thomas M. Rutledge				73,300	1,367,045	(2)(4)
				50,000	1,236,500	(3)(6)
Michael P. Huseby				14,700	274,155	(2)(4)
				10,000	247,300	(3)(6)

(1)	Calculated using the closing price (per share) of Class A common stock on the New York Stock Exchange on the date of exercise less the option price per share multiplied by the number of options exercised.

(2)	Calculated using the average of the high and low (per share) of Class A common stock on the New York Stock Exchange on June 5, 2009 multiplied by the number of shares vesting.

(3)	Calculated using the closing price (per share) of Class A common stock on the New York Stock Exchange on November 6, 2009 multiplied by the number of shares vesting.

(4)	Dividends of $.10 per share declared in August and November 2008 and February and May 2009 were associated with this vesting in addition to the value realized and reflected in the table.

(5)	A $10.00 per share special dividend declared in April 2006 and $0.10 per share dividends declared in August and November 2008 and February and May 2009 were associated with this exercise in addition to the value realized and reflected in the table.

(6)	A $10.00 per share special dividend declared in April 2006 and $0.10 per share dividends declared in August and November 2008 and February, May and July 2009 were associated with this vesting in addition to the value realized and reflected in the table.

Proxy Statement 2010 - Cablevision

Pension Benefits

The table below shows the present value of accumulated benefits payable to each of our named executive officers, including the number of years of service credited to each named executive officer, under our defined benefit pension plans as of December 31, 2009.

Name	Plan Name	Number of Years Credited Service (#)(1)	Present Value of Accumulated Benefit ($)(2)	Payments During Last Fiscal Year ($)
Charles F. Dolan	Cablevision Nonqualified
	Supplemental Benefit Plan	24	3,018,671	—
	Cablevision Cash Balance
	Pension Plan	12	22,926	21,120
	Cablevision Excess
	Cash Balance Plan	9	1,367,539	—
James L. Dolan	Cablevision Cash Balance
	Pension Plan	12	149,729	—
	Cablevision Excess
	Cash Balance Plan	9	940,972	—
Hank J. Ratner	Cablevision Cash Balance
	Pension Plan	12	128,998	—
	Cablevision Excess
	Cash Balance Plan	9	556,403	—
Thomas M. Rutledge	Cablevision Cash Balance
	Pension Plan	8	117,860	—
	Cablevision Excess
	Cash Balance Plan	8	603,532	—
Michael P. Huseby	Cablevision Cash Balance
	Pension Plan	5	81,250	—
	Cablevision Excess
	Cash Balance Plan	5	192,120	—

(1)	Years of service are calculated based on elapsed time measured from date of plan participation. Actual elapsed time for each individual as an employee of the Company are as follows: Mr. Charles F. Dolan, 37 years; Mr. James L. Dolan, 31 years; Mr. Ratner, 23 years; Mr. Rutledge, 8 years; Mr. Huseby, 5 years.

(2)	Assumes that each individual will take a lump sum payment of benefits at retirement. The lump sum payment is based on an assumed retirement age of 65 for all individuals other than Mr. Charles F. Dolan. For Mr. Charles F. Dolan, the lump sum payment is based on a December 31, 2009 retirement date. The lump sum payable under the Nonqualified Supplemental Benefit Plan was calculated using an interest rate of 7% and the 1971 Group Annuity mortality table, as required under the terms of the Nonqualified Supplemental Benefit Plan. The lump sum payable under the cash balance plans was determined by crediting the account balances with an assumed interest-crediting rate of 4.23% until age 65. The present value of the accumulated benefits under the Cash Balance Pension Plan and the Excess Cash Balance Plan were calculated using a discount rate of 5.15%. For Mr. Charles F. Dolan, the present value of the accumulated benefits under each of the Cash Balance Pension Plan and the Excess Cash Balance Plan equals the respective December 31, 2009 account balances.

Proxy Statement 2010 - Cablevision

We maintain several benefit plans for our executives. The material terms and conditions are discussed below.

Cash Balance Pension Plan

The Company’s Cash Balance Pension Plan is a tax qualified defined benefit plan that generally covers regular full-time and part-time nonunion employees of the Company and certain of its affiliates who have completed one year of service. A notional account is maintained for each participant under the plan, including the named executive officers, which consists of (i) annual allocations made by the Company as of the end of each year on behalf of each participant who has completed 800 hours of service during the year that range from 3% to 9% of the participant’s compensation, based on the participant’s age and (ii) monthly interest credits based on the average of the annual rate of interest on the 30-year U.S. Treasury Bonds for the months of September, October and November of the prior year. Compensation includes all direct cash compensation received while a participant as part of the participant’s primary compensation structure (excluding bonuses, fringe benefits, and other compensation that is not received on a regular basis), and before deductions for elective deferrals (in accordance with the Internal Revenue Code limits, the maximum compensation taken into account in determining benefits was limited to $245,000 in 2009).

A participant’s interest in the cash balance account is subject to vesting limitations for the first three years of employment. A participant’s account will vest in full upon his or her termination due to death, disability or retirement after attaining age 65. Upon retirement or other termination of employment with the Company, the participant may elect a distribution of the vested portion of the cash balance account. Any amounts remaining in the plan will continue to be credited with interest until the account is paid. The normal form of benefit payment for an unmarried participant is a single life annuity and the normal form of benefit payment for a married participant is a 50% joint and survivor annuity. The participant, with spousal consent if applicable, can waive the normal form and elect a single life annuity or a lump sum.

Excess Cash Balance Plan

The Company’s Excess Cash Balance Plan is a non-qualified deferred compensation plan that is intended to provide eligible participants, including each named executive officer, with the portion of their benefit that can not be paid to them under the Cash Balance Pension Plan due to Internal Revenue Code limits on the amount of compensation (as defined in the Cash Balance Pension Plan) that can be taken into account in determining benefits under tax-qualified plans ($245,000 in 2009). The Company maintains a notional excess cash balance account for each eligible participant, and for each calendar year, credits these accounts with the portion of the allocation that could not be made on his behalf under the Cash Balance Pension Plan due to the compensation limitation. In addition, the Company credits each notional excess cash balance account monthly with interest at the same rate used under the Cash Balance Pension Plan. A participant vests in the excess cash balance account

Proxy Statement 2010 - Cablevision

according to the same schedule in the Cash Balance Pension Plan. The excess cash balance account, to the extent vested, is paid in a lump sum to the participant as soon as practicable following his or her retirement or other termination of employment with the Company.

Nonqualified Supplemental Benefit Plan

Mr. Charles F. Dolan is the only named executive officer who participates in the Company’s Nonqualified Supplemental Benefit Plan. The Nonqualified Supplemental Benefit Plan provides actuarially determined pension benefits for certain employees of the Company or its subsidiaries and affiliates who were previously employed by CSSC, L.L.C., successor to Cablevision Systems Services Corporation (“CSSC”), which is wholly owned by Charles F. Dolan and his spouse, which provided management services to Cablevision Company (the Company’s predecessor) and to certain affiliates of the Company. The Nonqualified Supplemental Benefit Plan was designed to provide participants, in combination with certain qualified benefit plans maintained by the Company and certain qualified retirement plans formerly maintained by CSSC, with the same retirement benefits they would have enjoyed had they remained employees of CSSC and continued to participate in the former CSSC qualified plans. In addition to Mr. Charles F. Dolan, there is only one remaining active employee of the Company who accrues benefits under this plan.

The defined benefit feature of the Nonqualified Supplemental Benefit Plan provides that, upon attaining the later of age 65 or the completion of five years of service, a participant will receive an annual benefit equal to the lesser of (i) 75% of his or her average compensation (not including bonuses and overtime) for his or her three most highly compensated years or (ii) the maximum benefit permitted by the Internal Revenue Code (the maximum in 2009 was $195,000 for employees who retire at age 65), reduced by the amount of any benefits paid to the participant under the qualified defined benefit plan formerly maintained by CSSC as well as benefits under the Cash Balance Pension Plan and Excess Cash Balance Plan.

Additional Retirement Benefits

Pursuant to the employment agreements of Mr. Ratner and Mr. Rutledge, the Company has created an additional retirement benefit by establishing a notional $15,000,000 account for each of these executives. The notional balance of the account is increased quarterly by crediting the account with interest based upon one-year LIBOR. The executives are entitled to the full balance of the notional account upon a termination of employment that constitutes a Qualifying Termination of employment. See “— Employment Agreements”. Neither these notional balances nor the interest accruing on the balances is reflected in the Pension Benefit table.

Proxy Statement 2010 - Cablevision

Nonqualified Deferred Compensation

The table below shows (i) the contributions made by each named executive officer and the Company in 2009, (ii) aggregate earnings on each named executive officer’s account balance in 2009 and (iii) the account balance of each of our named executive officers under our Excess Savings Plan and the Nonqualified Supplement Benefit Plan as of December 31, 2009.

Name	Plan Name	Executive Contributions in Last FY(1) ($)	Registrant Contributions in Last FY(2) ($)	Aggregate Earnings in Last FY(3) ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)
Charles F. Dolan	Cablevision Excess Savings Plan	93,122	45,461	28,083	—	1,450,348
	Cablevision Nonqualified Supplemental Benefit Plan	—	46,000	28,106	—	1,047,653
James L. Dolan	Cablevision Excess Savings Plan	108,227	53,454	14,348	—	789,885
Hank J. Ratner	Cablevision Excess Savings Plan	83,464	41,732	17,703	—	940,207
Thomas M. Rutledge	Cablevision Excess Savings Plan	83,464	41,732	12,776	—	699,525
Michael P. Huseby	Cablevision Excess Savings Plan	37,092	18,546	408	—	56,046

(1)	These amounts represent a portion of the executives’ salaries, which are included in the numbers reported in the “Salary” column of the Summary Compensation Table that the executives contributed to the respective plans.

(2)	These amounts are reported in the “All Other Compensation” column of the Summary Compensation Table. These amounts do not include deferred compensation awards earned in 2009 and included in the Summary Compensation Table under “All Other Compensation” and described in Note 7 to that table.

(3)	These amounts are not reported in the “All Other Compensation” column of the Summary Compensation Table.

The Cablevision Excess Savings Plan is a non-qualified deferred compensation plan that operates in conjunction with the Company’s tax-qualified 401(k) Plan. An employee is eligible to participate in the Excess Savings Plan for a calendar year if his compensation (as defined in the Cash Balance Pension Plan described above) in the preceding year exceeded (or would have exceeded, if the employee had been employed for the entire year) the IRS limit on the amount of compensation that can be taken into account in determining contributions under tax-qualified retirement plans ($245,000 in 2009) and he makes an election to participate prior to the beginning of the year. An eligible employee whose contributions to the 401(k) Plan are limited as a result of this compensation limit or as a result of reaching the maximum 401(k) deferral limit ($16,500 or $22,000 if 50 or over, for 2009) can continue to make pre-tax

Proxy Statement 2010 - Cablevision

contributions under the Excess Savings Plan of up to 6% of his eligible pay. In addition, the Company will make matching contributions of up to 50% of the first 6% of eligible pay contributed by the employee. A participant is always fully vested in his own contributions and vests in the Company matching contributions over three years from date of hire (subject to full vesting upon death, disability or retirement after attaining age 65). Account balances under the Excess Savings Plan are credited monthly with the rate of return earned by the Stable Value Fund offered as an investment alternative under the 401(k) Plan. Distributions are made in a lump sum as soon as practicable after the participant’s termination of employment with the Company.

In addition to providing defined pension benefits, the Company’s Nonqualified Supplement Benefit Plan has a defined contribution feature. Under this provision, the Company maintains notional supplemental accounts for each participant, and for each calendar year, the Company makes an allocation to these notional accounts in an amount equal to the lesser of 10% of a participant’s eligible plan compensation (as limited by the IRS maximum compensation limitation) and the IRS maximum defined contribution allocation ($46,000 for 2009). Account balances under the Company’s Nonqualified Supplement Benefit Plan are credited monthly with the rate of return earned by the Stable Value Fund offered as an investment alternative under the 401(k) Plan.

Employment Agreements

Charles F. Dolan

Charles F. Dolan has an employment agreement with the Company dated as of January 27, 1986 that automatically renews for successive one-year terms unless terminated by either party at least three months prior to the end of the then existing term. His agreement has been automatically extended until January 2011. The agreement provides for annual compensation of not less than $400,000 per year, subject to increase by the Company’s Compensation Committee. Mr. Dolan’s annual salary for 2010 is $1,664,000 and his bonus target is 175%.

Mr. Charles F. Dolan’s employment agreement does not provide for any post-employment benefits in the event of the termination of his employment by him or the Company other than in the case of his death or disability. In the event of Mr. Dolan’s death, his agreement provides for payment to his estate of an amount equal to the greater of one year’s base salary or one-half of the compensation that would have been payable to Mr. Dolan during the remaining term of his agreement. If Mr. Dolan is incapacitated for more than six consecutive months of disability such that he cannot return to employment and discharge his duties under his employment agreement, his agreement provides that the Company may terminate him for incapacity but Mr. Dolan will be entitled to receive his base salary and other employee benefits (including medical insurance) until the end of the remaining term of his agreement. Mr. Dolan’s employment agreement does not address (or provide for any benefits in the event of) termination by the Company without cause, by Mr. Dolan for good reason or termination in connection with retirement, a change in control or a going private transaction.

Proxy Statement 2010 - Cablevision

In December 2008, the Company amended the employment agreement of Mr. Dolan in order to avoid the imposition of an additional tax pursuant to Section 409A. This amendment clarified that the delay of payment of severance will be following the executive’s separation of service (within the meaning of Section 409A). The amendment did not change the amount of payments under Mr. Charles F. Dolan’s employment agreement.

James L. Dolan

Mr. James L. Dolan is the Executive Chairman of MSG and devotes a portion of his business time to that role. He also serves as the Company’s President and Chief Executive Officer and devotes most of his business time to that role. In light of Mr. Dolan’s dual responsibilities, on December 24, 2009, the Company and MSG each entered into separate employment agreements with Mr. Dolan. These agreements became effective upon the consummation of the MSG Distribution. The new agreement between the Company and Mr. Dolan provides for his continued employment as President and Chief Executive Officer of the Company through December 31, 2014 at a minimum annual base salary of $1,500,000 (subject to annual review and potential increase in the discretion of the Compensation Committee) and an annual target bonus equal to 200% of his annual base salary (and a possible range of 0% to 400%) in the discretion of the Compensation Committee. It is also expected that Mr. Dolan will continue to be nominated for election as a director of the Company during the period he serves as President and Chief Executive Officer. Under the agreement, Mr. Dolan continues to be eligible to participate in all Company employee benefits and retirement plans at the level available to other members of senior management of the Company, subject to meeting the relevant eligibility requirements and the terms of the plans. The Company will also continue to pay the premiums on an existing whole life insurance policy to the extent necessary to provide for payment of the initial targeted death benefit.

Mr. Dolan will also continue to be entitled to participate in the Company’s long-term cash or equity programs. For example, in calendar year 2010, Mr. Dolan will be entitled to receive one or more long-term cash and/or equity awards with an aggregate target value of $7,000,000 (less the anticipated annual award amount increase under his outstanding deferred compensation award), as determined in the discretion of the Compensation Committee. Although not guaranteed, it is currently expected that long-term cash or equity awards of similar aggregate target values will be made to Mr. Dolan annually.

Any continuing service requirements with respect to outstanding long-term cash and equity awards that were granted to Mr. Dolan prior to the effective date of the new agreement will be based solely on his continued services to the Company and its affiliates (other than MSG and its subsidiaries). He and the Company have acknowledged that any cash payable pursuant to any of those awards will be the sole responsibility and liability of the Company and that MSG will have no liability to Mr. Dolan with respect to such cash payable.

If, prior to December 31, 2014 (the “Scheduled Expiration Date”), Mr. Dolan’s employment with the Company is terminated (i) for any reason by him during the thirteenth calendar month

Proxy Statement 2010 - Cablevision

following a Change in Control of the Company, (ii) by the Company or (iii) by him for Good Reason and at the time of any such termination, Cause does not exist, then, subject to his execution of the Company’s then standard separation agreement (modified to reflect the terms of the agreement) which separation agreement will include, without limitation, general releases by him as well as non-competition, non-solicitation, non-disparagement, confidentiality and other provisions substantially similar to those set forth in the agreement (a “Separation Agreement”), the Company will provide him with the following benefits and rights:

(a)	A severance payment in an amount determined at the discretion of the Compensation Committee, but in no event less than two times the sum of his annual base salary and annual target bonus;

(b)	Continued payment of premiums on an existing whole life insurance policy on his life to the extent necessary to provide for payment of the initial targeted death benefit under such policy after first applying any associated dividends and surrender of paid up additions;

(c)	Except as provided otherwise in the employment agreement, each of his outstanding long-term cash performance awards granted under the plans of the Company will immediately vest in full and will be paid to the same extent that other members of senior management receive payment for such awards as determined by the Compensation Committee (and subject to the satisfaction of any applicable performance objectives) and will be payable at the same time such awards are payable to other members of senior management and in accordance with the terms of the award;

(d)	Each of his outstanding long-term cash awards (including any deferred compensation awards under the long-term cash awards program) that are not subject to performance criteria granted under the plans of the Company will immediately vest in full and will be payable to Mr. Dolan on the 90th day after the termination of his employment;

(e)	(i) All of the time based restrictions under the plans of the Company on each of the outstanding restricted stock or restricted stock units granted to him will immediately be eliminated, (ii) payment and deliveries with respect to his restricted stock units that are not subject to performance criteria will be made on the 90th day after the termination of his employment, (iii) the performance based restrictions with respect to his restricted stock and restricted stock units that are subject to performance criteria will lapse when and to the same extent that such restrictions lapse on such awards held by other executive officers as determined by the Compensation Committee (subject to satisfaction of any applicable performance objectives) and (iv) the payment and deliveries with respect to his restricted stock units subject to performance criteria will be made at the same time payment and deliveries are made to other executive officers who hold such restricted stock units and in accordance with the terms of the award;

(f)	Each of his outstanding stock options and stock appreciation awards will immediately vest and become exercisable and he will have the right to exercise each of those options and stock appreciation awards for the remainder of the term of such option or award;

Proxy Statement 2010 - Cablevision

(g)	A pro rated annual bonus for the year in which such termination occurred to the same extent that other executive officers receive payment of bonuses for such year as determined by the Compensation Committee in its sole discretion (and subject to the satisfaction of any applicable performance objectives), which pro rata annual bonus will be payable at the same time annual bonuses for such year are payable to other executive officers; and

(h)	All of his (i) long-term cash performance awards and (ii) the unvested portion of his deferred compensation award, in each such case outstanding on the effective date of the agreement, will be subject to the terms of their respective award agreements and the provisions related to his existing employment agreement.

If Mr. Dolan ceases to be an employee of the Company or any of its affiliates (other than MSG and its subsidiaries) prior to the Scheduled Expiration Date as a result of his death, his estate or beneficiary will be provided with the benefits and rights set forth in (c) through (h) in the preceding paragraph and have such longer period to exercise his then outstanding stock options and stock appreciation awards as may otherwise be permitted under the applicable plan and award letter. If he ceases to be an employee of the Company or any of its affiliates (other than MSG and its subsidiaries) prior to the Scheduled Expiration Date as a result of his physical or mental disability, he will be provided with the benefits and rights set forth in (b) through (h) of the preceding paragraph.

If after the Scheduled Expiration Date, Mr. Dolan’s employment with the Company is terminated (i) for any reason by him during the thirteenth calendar month following a Change in Control of the Company, (ii) by the Company, (iii) by him for Good Reason or (iv) as a result of his death or disability, and at the time of any such termination described above, Cause does not exist, then, subject to (except in the case of his death) his execution of a Separation Agreement, he or his estate or beneficiary, as the case may be, will be provided with the benefits and rights set forth above in (b) through (h) of the next preceding paragraph.

If, prior to or after the Scheduled Expiration Date, Mr. Dolan ceases to be employed by the Company for any reason other than his being terminated for Cause, he will have three years to exercise outstanding stock options and stock appreciation awards, unless he is afforded a longer period for exercise pursuant to his employment agreement or any applicable award letter. In no event, however, will stock options or stock appreciation rights remain exercisable beyond their regularly scheduled term (except as may otherwise be permitted under the applicable award in the case of death).

Upon the termination of Mr. Dolan’s employment with the Company, except as otherwise specifically provided in the employment agreement, his rights to benefits and payments under the Company’s pension and welfare plans (other than severance benefits) and any outstanding long-term cash or equity awards will be determined in accordance with the then current terms and provisions of such plans, agreements and awards under which such benefits and payments (including such long-term cash or equity awards) were granted.

Proxy Statement 2010 - Cablevision

In this agreement, the Company acknowledges that, in addition to Mr. Dolan’s services pursuant to the agreement, he will simultaneously serve, and is expected to devote a portion of his business time and attention to serving, as Executive Chairman of MSG. The Company recognizes and agrees that his responsibilities to MSG will preclude him from devoting substantially all of his time and attention to the Company’s affairs. The agreement states the Company’s recognition that there may be certain potential conflicts of interest and fiduciary duty issues associated with Mr. Dolan’s dual roles at the Company and MSG and that none of (i) his dual responsibilities at the Company and MSG, (ii) his inability to devote substantially all of his time and attention to the Company’s affairs, (iii) the actual or potential conflicts of interest and fiduciary duty issues that are waived in the Company’s policy concerning matters related to MSG including responsibilities of overlapping directors and officers, or (iv) any actions taken, or omitted to be taken, by him in good faith to comply with his duties and responsibilities to the Company in light of his dual responsibilities to the Company and MSG, will be deemed to be a breach by him of his obligations under the employment agreement nor will any of the foregoing constitute Cause as such term is defined in the employment agreement.

The employment agreement contains certain covenants by Mr. Dolan including a noncompetition agreement that restricts Mr. Dolan’s ability to engage in competitive activities until the first anniversary of the termination of his employment with the Company.

Hank J. Ratner

Mr. Ratner is President and Chief Executive Officer of MSG. Mr. Ratner devotes a majority of his time to his role at MSG but he continues to serve as the Company’s Vice Chairman and devotes a portion of his time to that role. In light of Mr. Ratner’s dual responsibilities, on December 21, 2009, the Company and MSG each entered into separate employment agreements with Mr. Ratner. These agreements became effective upon the consummation of the spin-off of MSG. The new agreement with Mr. Ratner provides for his continued employment as Vice Chairman of the Company through December 31, 2014 at a minimum annual base salary of $500,000 (subject to annual review and potential increase in the discretion of the Compensation Committee) and an annual target bonus equal to 200% of his annual base salary (and a possible range of 0% to 400%) in the discretion of the Compensation Committee. Under the agreement, Mr. Ratner continues to be eligible to participate in all Company employee benefits and retirement plans at the level available to other members of senior management of the Company, subject to meeting the relevant eligibility requirements and the terms of the plans. In light of Mr. Ratner’s dual role at the Company and MSG, he may not meet the eligibility requirements of certain qualified and other plans. In the event Mr. Ratner does not meet the requirements for the Cablevision ChoicePlus Salary Continuation Plan (short-term disability), any amount that otherwise would have been payable to Mr. Ratner under that plan in the event of a short-term disability will be payable by the Company in the amount, at the times, and for the duration set forth in the plan. In addition, to the extent that Mr. Ratner does not participate in the Cablevision 401(k) Savings Plan and/or Cablevision Cash Balance Pension Plan, his full base salary will be used to determine his

Proxy Statement 2010 - Cablevision

applicable benefits under the Cablevision Excess Savings Plan and Cablevision Excess Cash Balance Plan, respectively. Any life and accidental death and dismemberment insurance provided by the Company will continue to be based on Mr. Ratner’s base salary.

Mr. Ratner will also continue to be entitled to participate in the Company’s long-term cash or equity programs. For example, in calendar year 2010, Mr. Ratner will be entitled to receive one or more long-term cash and/or equity awards with an aggregate target value of $1,400,000 (less the anticipated annual award amount increase under his outstanding deferred compensation award), as determined in the discretion of the Compensation Committee. For so long as Mr. Ratner’s deferred compensation award remains outstanding, the annual award amount increase will be $150,000 (instead of 20% of his base salary). The Company has agreed that neither the scheduled expiration of the agreement nor Mr. Ratner’s rights in connection with the expiration will have any effect on any determination by the Compensation Committee with respect to the amount, terms or form of any long-term incentive awards granted to him in the future.

Pursuant to the new agreement, in addition to Mr. Ratner’s eligibility for the grant of equity and/or cash long-term incentives in 2010, he also received a one-time special award of shares of restricted Class A common stock with a target value of $1,750,000 (the “Special Stock Award”). The Special Stock Award was made in March 2010 and covered 75,000 shares of restricted Class A common stock. The Special Stock Award is subject to the same terms reflected in the Company’s current standard form restricted stock agreement, with the forfeiture restrictions on all of the shares expiring on the third anniversary of the grant (i.e., 3-year cliff vesting).

Any continuing service requirements with respect to outstanding long-term cash and equity awards that were granted to Mr. Ratner prior to the effective date of the new agreement will be based solely on his continued services to the Company and its affiliates (other than MSG and its subsidiaries). He and the Company have acknowledged that any cash payable pursuant to any of those awards will be the sole responsibility and liability of the Company and that MSG will have no liability to Mr. Ratner with respect to such cash payable.

If, prior to December 31, 2014 (the “Scheduled Expiration Date”), Mr. Ratner’s employment with the Company is terminated (i) for any reason by him during the thirteenth calendar month following a Change in Control of the Company, (ii) by the Company, (iii) by him for Good Reason or (iv) by Mutual Consent, and at the time of any such termination described above, Cause does not exist, then, subject to his execution of a Separation Agreement with the Company (modified to reflect the terms of his employment agreement) the Company will provide him with the following benefits and rights:

(a)	A severance payment in an amount determined at the discretion of the Compensation Committee, but in no event less than two times the sum of his annual base salary and annual target bonus;

Proxy Statement 2010 - Cablevision

(b)	Continued payment of premiums on certain existing whole life insurance policies on his life to the extent necessary to provide for payment of the initial targeted death benefit under each such policy after first applying any associated dividends and surrender of paid up additions;

(c)	Each of his outstanding long-term cash awards will immediately vest in full (whether or not subject to performance criteria) and will be made on the 90th day after the termination of his employment, provided, that if any such award is subject to any performance criteria, then (i) if the measurement period for such performance criteria had not yet been fully completed, then the payment amount will be at the target amount for such award and (ii) if the measurement period for such performance criteria had already been fully completed, then the payment amount of such award will be to the same extent that other similarly situated executives receive payment as determined by the Compensation Committee (subject to the satisfaction of the applicable performance criteria);

(d)	(i) All of the restrictions on each of the outstanding restricted stock or restricted stock units granted to him will immediately be eliminated, (ii) deliveries with respect to his restricted stock will be made immediately after the effective date of the Separation Agreement and (iii) payments or deliveries with respect to his restricted stock units, will be made on the 90th day after the termination of his employment;

(e)	Each of his outstanding stock options and stock appreciation awards will immediately vest and become exercisable and he will have the right to exercise each of those options and stock appreciation awards for the remainder of the term of such option or award; and

(f)	A pro rated annual target bonus for the year in which such termination occurred will be made on the 90th day after the termination of his employment.

If Mr. Ratner’s employment is terminated as described in this paragraph, but such employment is terminated pursuant to clause 1(H) of the definition of Good Reason, then he will not be entitled to the payment set forth in (a) above.

If Mr. Ratner ceases to be an employee of the Company or any of its affiliates (other than MSG and its subsidiaries) prior to the Scheduled Expiration Date as a result of his death, his estate or beneficiary will be provided with the benefits and rights set forth in (c) through (f) in the second preceding paragraph and have such longer period to exercise his then outstanding stock options and stock appreciation awards as may otherwise be permitted under the applicable plan and award letter. If he ceases to be an employee of the Company or any of its affiliates (other than MSG and its subsidiaries) prior to the Scheduled Expiration Date as a result of his physical or mental disability, he will be provided with the benefits and rights set forth in (b) through (f) of the second preceding paragraph.

If after the Scheduled Expiration Date, Mr. Ratner’s employment with the Company is terminated (i) for any reason by him during the thirteenth calendar month following a Change

Proxy Statement 2010 - Cablevision

in Control of the Company, (ii) by the Company, (iii) by him for Good Reason, (iv) by him without Good Reason but only if he had provided the Company with at least six months advance written notice of his intent to so terminate his employment, or (v) as a result of his death or disability, and at the time of any such termination described above, Cause does not exist, then, subject to (except in the case of his death) his execution of a Separation Agreement, he or his estate or beneficiary, as the case may be, will be provided with the benefits and rights set forth above in (b) through (g) of the third preceding paragraph, provided that if his employment is terminated as a result of his death, his estate or beneficiary will not be entitled to the continuation of premium payments benefits set forth in (b) of that paragraph.

If, prior to or after the Scheduled Expiration Date, Mr. Ratner ceases to be employed by the Company for any reason other than his being terminated for Cause, he will have three years to exercise outstanding stock options and stock appreciation awards, unless he is afforded a longer period for exercise pursuant to his employment agreement or any applicable award letter. In no event, however, will stock options or stock appreciation rights remain exercisable beyond their regularly scheduled term (except as may otherwise be permitted under the applicable award in the case of death).

To provide Mr. Ratner with an additional retirement benefit, the employment agreement required the Company to establish, and credit $15,000,000, as of February 9, 2010, to a notional bookkeeping account for his benefit (the “Retirement Account”). Upon a Qualifying Termination of his employment, whether before, on or after the Scheduled Expiration Date, then, subject to (except in the case of his death) his execution of a Separation Agreement, the Company will provide him or his estate or beneficiary, as the case may be, a lump sum payment equal to the balance of the Retirement Account (as adjusted below) on the 90th day following such termination of his employment. His right to be paid the balance of the Retirement Account will be forfeited upon a termination of his employment that is not a Qualifying Termination. The Retirement Account will be credited quarterly to reflect interest based on one-year LIBOR. If upon the termination of his employment there is a good faith dispute between him and the Company as to whether the termination is a Qualifying Termination, the Company will pay the balance of the Retirement Account to a trust pending the final unappealable resolution of the dispute.

Upon the termination of Mr. Ratner’s employment with the Company, except as described above, his rights to benefits and payments under the Company’s pension and welfare plans (other than severance benefits) and any outstanding long-term cash or equity awards will be determined in accordance with the then current terms and provisions of such plans, agreements and awards under which such benefits and payments (including such long-term cash or equity awards) were granted.

In this agreement, the Company acknowledges that, in addition to Mr. Ratner’s services pursuant to the agreement, he will simultaneously serve, and is expected to devote most of his business time and attention to serving, as President and Chief Executive Officer of MSG. The

Proxy Statement 2010 - Cablevision

Company recognizes and agrees that his responsibilities to MSG will preclude him from devoting a substantial portion of his time and attention to the Company’s affairs. The agreement states the Company’s recognition that there may be certain potential conflicts of interest and fiduciary duty issues associated with Mr. Ratner’s dual roles at the Company and MSG and that none of (i) his dual responsibilities at the Company and MSG, (ii) his inability to devote a substantial portion of his time and attention to the Company’s affairs, (iii) the actual or potential conflicts of interest and fiduciary duty issues that are waived in the Company’s Policy Concerning Matters Related to Madison Square Garden, Inc. Including Responsibilities of Overlapping Directors and Officers or (iv) any actions taken, or omitted to be taken, by him in good faith to comply with his duties and responsibilities to the Company in light of his dual responsibilities to the Company and MSG, will be deemed to be a breach by him of his obligations under the employment agreement nor will any of the foregoing constitute Cause as such term is defined in the employment agreement.

The employment agreement contains certain covenants by Mr. Ratner including a noncompetition agreement that restricts Mr. Ratner’s ability to engage in competitive activities until the first anniversary of the termination of his employment with the Company.

Thomas M. Rutledge

On December 21, 2009, the Company entered into an employment with Thomas M. Rutledge. The new agreement with Mr. Rutledge provides for his continued employment as Chief Operating Officer of the Company through December 31, 2014 at a minimum annual base salary of $1,638,000 (subject to annual review and potential increase in the discretion of the Compensation Committee) and an annual target bonus equal to 200% of his annual base salary (and with a range of 0% to 400%), in the discretion of the Compensation Committee. He will also be entitled to participate in all employee benefits and future long-term cash and equity programs and arrangements at the level available to senior management of the Company. For example, in calendar year 2010, Mr. Rutledge will be entitled to receive one or more long-term cash and/or equity awards with an aggregate target value of $6,800,000 (less the amount that is added to the award amount under Mr. Rutledge’s outstanding deferred compensation award), as determined in the discretion of the Company’s compensation committee.

Pursuant to the new agreement, Mr. Rutledge received in December 2009 a one-time special payment of $7,750,000 (the “Special Cash Award”). If his employment with the Company is terminated prior to December 31, 2012, other than in a circumstance described in the second following paragraph, he will be required to repay the Company an amount equal to the product of $7,750,000 multiplied by a fraction, the numerator of which is 36 less the number of whole calendar months commencing with January 1, 2010 and ending on the date on which his employment terminated, and the denominator of which is 36.

Pursuant to the new agreement, in addition to his eligibility for a regular grant of equity and/or cash long-term incentives in 2010, he also received a one-time special award of shares of Cablevision restricted Class A common stock with a target value of $10,750,000 (the “Special

Proxy Statement 2010 - Cablevision

Stock Award”). The Special Stock Award was made in March 2010 and covered 460,200 shares of restricted Class A common stock. The Special Stock Award will be subject to the same terms, including risk of forfeiture, reflected in the Company’s current standard form restricted stock agreement, except that the forfeiture restrictions on the shares subject to the Special Stock Award will expire with respect to two-thirds of the shares on December 15, 2010 and with respect to the remaining one-third of the shares on December 15, 2011, provided, that on each such date, the restrictions will expire only to the extent the performance objectives set forth in the agreement have been met. If Mr. Rutledge’s employment with the Company is terminated after December 15, 2010, and before December 15, 2011, other than in a circumstance described in the next paragraph, he must return to the Company a cash payment equal to the value of the number of shares of the Class A common stock equal to the product of (x) the number of gross shares of Class A common stock with respect to which the forfeiture restrictions expired on December 15, 2010, multiplied by (y) a fraction, the numerator of which is 12 less the number of monthly anniversaries of December 15, 2010 through and including December 15, 2011 that he was employed by the Company, and the denominator of which is 12.

If Mr. Rutledge’s employment with the Company is terminated (1) for any reason by him during the thirteenth calendar month following a Change in Control of the Company, (2) by the Company, (3) by him for Good Reason, or (4) as a result of his death or physical or mental disability, and at the time of any such termination, Cause does not exist, then, subject to (except in the case of his death) his execution of a Separation Agreement, (i) the forfeiture restrictions on the shares subject to the Special Stock Award shall immediately expire; provided, however, other than in the case of death, such shares will remain subject to meeting the performance objectives set forth in the agreement and (ii) he will not be required to repay to the Company any portion of the Special Cash Award or Special Stock Award.

If, on or prior to December 31, 2014 (the “Scheduled Expiration Date”), Mr. Rutledge’s employment is terminated by the Company, by him for Good Reason or as a result of his death or physical or mental disability, and at the time of any such termination, Cause does not exist, subject (except in the case of his death) to his execution of a Separation Agreement, Mr. Rutledge or his estate or beneficiary, as the case may be, will remain eligible to receive a pro rated annual bonus for the year in which the termination occurred if, when and to the same extent that other similarly situated executives receive payment of bonuses for such year as determined by the Compensation Committee (subject to the satisfaction of any applicable performance objectives). Mr. Rutledge will similarly remain eligible for a 2014 annual bonus (if not yet paid) in connection with these types of employment terminations after 2014.

All of Mr. Rutledge’s cash performance awards outstanding on the date of the agreement (“Outstanding Cash Performance Awards”) and the unvested portion of his deferred compensation award outstanding on the date of the agreement will continue to be subject to the terms of the respective award agreements and to the provisions related to those awards in his prior employment agreement.

Proxy Statement 2010 - Cablevision

Subject to the treatment of the Special Cash Award, the Special Stock Award and the Outstanding Cash Performance Award described above, all of Mr. Rutledge’s equity and long-term awards, to the extent unvested, unexercisable and/or unearned, (i) will automatically be forfeited upon the termination of his employment with the Company for any reason, including without limitation, as a result of his death, disability, retirement, termination by the Company with or without Cause or termination by Mr. Rutledge with or without Good Reason and (ii) will not be subject to any accelerated or special vesting or become earlier exercisable or earned as a result of any corporate transaction such as a change-in-control or going private transaction.

If, prior to the Scheduled Expiration Date, Mr. Rutledge ceases to be an employee of the Company or any of its affiliates for any reason other than as a result of his being terminated by the Company for Cause or as a result of his death or physical or mental disability, he will have until the third anniversary of the termination of his employment to exercise any then outstanding vested stock options and stock appreciation rights, unless he is afforded a longer period for exercise pursuant to an applicable award letter. If he ceases to be an employee of the Company or any of its affiliates prior to the Scheduled Expiration Date as a result of his death or physical or mental disability, he (or his estate or beneficiary) will have the right to exercise his then outstanding vested and exercisable stock options and stock appreciation awards through the later of (i) the Scheduled Expiration Date and (ii) the third anniversary of the termination of his employment. In no event, however, will stock options or stock appreciation rights remain exercisable beyond their regularly scheduled term (except as may otherwise be permitted under the applicable award in the case of death).

To provide Mr. Rutledge with an additional retirement benefit, the employment agreement required the Company to establish, and credit $15,000,000 as of the date of the employment agreement to, a special bookkeeping account for his benefit (the “Retirement Account”). Upon a Qualifying Termination of his employment, then, subject to (except in the case of his death) his execution of a Separation Agreement, the Company will provide him or his estate or beneficiary, as the case may be, a lump sum payment equal to the balance of the Retirement Account on the 90th day following such termination of his employment. Mr. Rutledge’s right to be paid the balance of the Retirement Account will be forfeited upon a termination of his employment that is not a Qualifying Termination. The Retirement Account will be credited quarterly to reflect interest based on one-year LIBOR.

Upon the termination of Mr. Rutledge’s employment with the Company, his rights to benefits and payments under the Company’s pension and welfare plans (other than severance benefits) will be determined in accordance with the then current terms and provisions of such plans.

The employment agreement contains certain covenants by Mr. Rutledge including a noncompetition agreement that restricts Mr. Rutledge’s ability to engage in competitive activities until the first anniversary of the termination of his employment with the Company.

Proxy Statement 2010 - Cablevision

Certain Definitions

For purposes of the foregoing descriptions of the employment agreements of James L. Dolan, Thomas M. Rutledge and Hank J. Ratner the following definitions apply, as applicable. Except as noted, the definitions are the same in all agreements.

“Cause” is defined as (1) commission of an act of fraud, embezzlement, misappropriation, willful misconduct, gross negligence or breach of fiduciary duty against the Company or an affiliate thereof, or (2) commission of any act or omission that results in, or may reasonably be expected to result in, a conviction, plea of no contest, plea of nolo contendere or imposition of unadjudicated probation for any crime involving moral turpitude or any felony.

“Change in Control” means the acquisition, in a transaction or a series of related transactions, by any person or group, other than Charles F. Dolan or members of the immediate family of Charles F. Dolan or trusts for the benefit of Charles F. Dolan or his immediate family (or an entity or entities controlled by any of them) or any employee benefit plan sponsored or maintained by the Company, of (1) the power to direct the management of substantially all the cable television systems then owned by the Company in the New York City Metropolitan Area (as defined) or (2) after any fiscal year of the Company in which all the systems referred to in clause (1) will have contributed in the aggregate less than a majority of the net revenues of the Company and its consolidated subsidiaries, the power to direct the management of the Company and its consolidated subsidiaries, the power to direct the management of the Company or substantially all its assets.

“Mutual Consent” means the employee and the company have mutually agreed in writing to terminate the employee’s employment with the company and that such termination of employment will not constitute a termination by the company with or without Cause or by the employee with or without Good Reason.

A “Qualifying Termination” of Mr. Rutledge’s employment means any termination of his employment with the Company (1) for any reason by Mr. Rutledge during the thirteenth calendar month following a Change in Control of the Company, (2) by the Company, (3) by him on or prior to December 31, 2014 for Good Reason, (4) by him after December 31, 2014 without Good Reason if he provides the Company with at least six months advance written notice of his intent to so terminate his employment or (5) as a result of his death or physical or mental disability, provided that, at the time of any such termination prior to December 31, 2014, Cause does not exist.

A “Qualifying Termination” of Mr. Ratner’s employment means any termination of Mr. Ratner’s employment with the Company (1) for any reason by him during the thirteenth calendar month following a Change in Control of the Company, (2) by the Company, (3) by him for Good Reason or (4) by him after December 31, 2014 without Good Reason if he provides the Company with at least six months advance written notice of his intent to so

Proxy Statement 2010 - Cablevision

terminate his employment, (5) as a result of his death or physical or mental disability, or (6) as a result of Mutual Consent, provided that at the time of any such termination described in this definition prior to December 31, 2014, Cause does not exist.

Termination for “Good Reason” in Mr. Dolan’s employment agreement means that (1) without Mr. Dolan’s consent, (A) Mr. Dolan’s base salary or bonus target is reduced, (B) the Company requires that Mr. Dolan’s principal office be located outside of Nassau County or Manhattan, (C) the Company materially breaches its obligations to Mr. Dolan under his employment agreement, (D) Mr. Dolan is no longer the Chief Executive Officer of the Company , (E) Mr. Dolan no longer reports directly to the Chairman of the Board of Directors of the Company , or (F) Mr. Dolan’s responsibilities are materially diminished, (2) Mr. Dolan has given the Company written notice, referring specifically to this definition, that he does not consent to such action, (3) the Company has not corrected such action within 15 days of receiving such notice and (4) Mr. Dolan voluntarily terminates his employment within 90 days following the happening of the action described in subsection (1) of this definition.

Termination for “Good Reason” in Mr. Ratner’s employment agreement means that (1) without Mr. Ratner’s consent, (A) his base salary or bonus target as an employee is reduced, (B) prior to December 31, 2014, the aggregate target value of his awards (as determined in good faith by the Compensation Committee at the time of grant and including the anticipated annual award amount increase under his outstanding deferred compensation award with respect to the year) under the long-term cash or equity programs and arrangements of the Company is less than $1.4 million, unless such reduction in value is in proportion to the reduction in the aggregate target values of the awards granted for such year to all of named executive officers listed in the Company’s proxy statement relating to the immediately preceding year that are still full-time executive officers at the time of such reduction, (C) the Company requires that his principal office be located outside of Nassau County or Manhattan, (D) the Company materially breaches its obligations to Mr. Ratner under the employment agreement, (E) he is no longer the Vice Chairman of the Company, (F) he reports directly to someone other than the Chairman of the Board of Directors of the Company or, provided that James L. Dolan is the Chief Executive Officer of the Company, the Chief Executive Officer of the Company, (G) his responsibilities immediately after the effective date of the employment agreement are thereafter materially diminished, or (H) if (i) prior to December 31, 2014, his employment with MSG is terminated by MSG without “Cause” or by him for “Good Reason” (as Cause and Good Reason are defined in his MSG employment agreement), (ii) he has been unable to find a position with another company that (a) is comparable in responsibility, stature and compensation to his position at MSG and (b) would accommodate his continuing responsibilities at the Company under this Agreement, despite a good faith effort to find such a position over the 30-day period following such termination of his employment with MSG and he provides prompt notice thereof to the Company and (iii) within 15 days of the Company’s receipt of such notice, the Company fails to offer him full-time employment with the Company with (x) responsibility comparable to that which he had at the Company prior to the spin-off and (y) an annual base salary of no less than $1,638,000, a target annual bonus of

Proxy Statement 2010 - Cablevision

no less than 200% of his annual base salary, and an opportunity to receive future grants under the long-term cash or equity programs and arrangements at the level available to senior management of the Company, (2) he had given the Company written notice, referring specifically to this definition, that he did not consent to such action (including the failure by the Company to make an employment offer in the case of clause (H) above), (3) the Company has not corrected such action within 15 days of receiving such notice and (4) he voluntarily terminates his employment within 90 days following the happening of the action described in subsection (1) of this definition.

Termination for “Good Reason” in Mr. Rutledge’s employment agreement means that (1) without Mr. Rutledge’s consent, (A) Mr. Rutledge’s base salary or bonus target as an employee is reduced, (B) the Company requires that Mr. Rutledge’s principal office be located outside of Nassau County or Manhattan, (C) the Company materially breaches its obligations to Mr. Rutledge under the employment agreement, (D) Mr. Rutledge is no longer the Chief Operating Officer of the Company, (E) Mr. Rutledge reports directly to someone other than the Chairman of the Board of Directors of the Company or the Chief Executive Officer of the Company, or (F) Mr. Rutledge’s responsibilities are materially diminished, (2) Mr. Rutledge has given the Company written notice, referring specifically to this definition, that he does not consent to such action, (3) the Company has not corrected such action within 15 days of receiving such notice and (4) Mr. Rutledge voluntarily terminates his employment within 90 days following the happening of the action described in subsection (1) of this definition.

Michael P. Huseby

In October 2008, the Company entered into an employment agreement with Michael P. Huseby that is for a term through October 16, 2010. Under the agreement, Mr. Huseby is entitled to receive an annual salary of not less than $950,000 and an annual bonus established in the discretion of the Compensation Committee with a target of 90% of his annual base salary. Mr. Huseby’s annual salary and target bonus (as each may be increased from time to time in the discretion of the Compensation Committee) may not be reduced during the term of the agreement. Under the agreement, Mr. Huseby continues to be eligible to participate in all employee benefits and equity and other long-term incentive programs on the same basis as similarly situated executives, all subject to the discretion of the Compensation Committee.

Under his employment agreement, Mr. Huseby will be entitled to severance benefits if his employment is terminated (a) by the Company (other than for Cause) or (b) by him for Good Reason. For purposes of his employment agreement, Cause is defined as (1) fraud, embezzlement, misappropriation, willful misconduct, gross negligence or breach of fiduciary duty against the Company or one of its affiliates or (2) commission of any act or omission that results in or may reasonably be expected to result in a conviction, plea of no contest, plea of nolo contendere or imposition of unadjudicated probation for crime involving moral turpitude or any felony, in each case as determined by the Compensation Committee. Mr. Huseby can terminate his agreement for Good Reason if: (1) without his consent, either (A) his base salary or annual target bonus is reduced, (B) he is no longer the Chief Financial Officer of the

Proxy Statement 2010 - Cablevision

Company or (C) he reports directly to someone other than the Chairman, the Chief Executive Officer, the President or the Vice Chairman of the Company; (2) he gives written notice to the Company that he does not consent to such action; (3) the Company does not correct such action within 30 days of receiving Mr. Huseby’s notice; and (4) he voluntarily terminates his employment within 90 days of such action.

Mr. Huseby’s severance benefits would consist of the payment of the sum of (1) an amount not less than two times the sum of his annual base salary and his annual target bonus as in effect at the time of termination, 60% of which amount would be payable on the six month anniversary of the employment termination date and the remaining 40% payable on the twelve month anniversary of the employment termination date, (2) a prorated bonus for the portion of the year he worked for the Company in the year of termination, (paid to him if and when such bonuses are generally paid to similarly situated employees in the discretion of the Compensation Committee) and based upon Mr. Huseby’s current annual target as well as the performance of the Company and Mr. Huseby’s business unit as determined by the Company in its sole discretion, but without adjustment for Mr. Huseby’s individual performance, (3) full vesting of all restricted shares granted to Mr. Huseby prior to October 16, 2008 (to the extent still outstanding and not previously forfeited) and (4) vesting of a pro rated amount of the performance awards granted to Mr. Huseby prior to October 16, 2008 (to the extent still outstanding and not previously forfeited), with the pro rated “target amount” being subject to adjustment based upon attainment of the performance objectives and being payable only to the extent, and at the time, that such awards are otherwise payable in accordance with their terms. All payments would be conditioned on Mr. Huseby executing a severance agreement with the Company, including a general release and covenants with respect to non-competition, non-solicitation of employees and confidentiality. Mr. Huseby’s employment agreement does not provide for any severance benefits in the event of retirement, death, disability or a change in control or going private transaction.

Termination and Severance

As described in “Compensation Discussion and Analysis — Post-Termination Compensation”, payments may be made to employees upon the termination of their employment with the Company depending upon the circumstances of their termination, which include termination by the Company without cause, termination by the employee for good reason, other voluntary termination by the employee, retirement, death, disability, or termination following a change in control of the Company or following a going-private transaction.

Generally, for the named executive officers, their employment agreements address some of these circumstances. For a description of termination provisions in the employment agreements, see “— Employment Agreements” above. In addition, the award agreements for the long-term incentives also address some of these circumstances. If an employment agreement provides for the treatment of any award upon the termination of employment, the terms of any applicable award agreements will not supersede the terms of the employment agreement unless otherwise provided in the award agreement.

Proxy Statement 2010 - Cablevision

Award Agreements

Under the applicable award agreements, vesting of restricted stock, stock options and stock appreciation rights granted to employees, including the named executive officers, may be affected upon a “change of control” of the Company or a going private transaction (as defined in Rule 13e-3 of the Securities Exchange Act of 1934). A “change of control” is defined as the acquisition by any person or group, other than Charles F. Dolan or members of his immediate family (or trusts for the benefit of Charles F. Dolan or his immediate family) or any employee benefit plan sponsored or maintained by the Company, of (1) the power to direct the management of substantially all of the cable television systems then owned by the Company in the New York City metropolitan area, or (2) after any fiscal year of the Company in which the Company’s cable television systems in the New York City metropolitan area contributed in the aggregate less than a majority of the net revenues of the Company and its consolidated subsidiaries, the power to direct the management of the Company or substantially all of its assets. Upon a change in control, as defined, the restricted stock, stock options and stock appreciation rights may be converted into either a right to receive an amount of cash based upon the highest price per share of the Company’s Class A common stock paid in the transaction resulting in the change of control, or, as long as the surviving entity is a public company, into a corresponding award with equivalent profit potential in the surviving entity, at the election of the Compensation Committee. Upon a going private transaction, the restricted stock, stock options and stock appreciation rights would be converted into a right to receive an amount of cash based upon the highest price per share of the Company’s Class A common stock paid in the transaction. Following the change of control or going private transaction, the award of restricted stock, stock options or stock appreciation rights will become payable on the earlier to occur of (1) the date on which the award was originally scheduled to vest or (2) the date on which the recipient’s employment with the Company or the surviving entity is terminated (A) by the Company or the surviving entity other than for cause or (B) by the recipient for good reason, if such termination occurs within three years after the change of control or going private transaction, or by the recipient for any reason if such termination occurs at least six months, but not more than nine months, after completion of the change of control or going private transaction. In addition, the amount payable under the award agreement will include interest from the date of the change of control or going private transaction.

Under the applicable award agreements, vesting of restricted stock, stock options and stock appreciation rights granted to employees, including the named executive officers, may be accelerated in certain other circumstances. Under stock option or stock appreciation rights award agreements, upon termination for cause, the entire award is forfeited. Upon termination by the Company without cause, termination by the employee, death, disability or retirement, the unvested portion of the award is forfeited; provided, however, that only with respect to stock options granted in 2006, upon death, the entire award is immediately vested. Depending on the type of termination and specific option grant, the time to exercise the vested portion varies from 90 days to three years. With respect to stock options granted in March 2009, depending on the type of termination, the time to exercise the vested option varies from 90 days to the remainder of the term. In no event is this period later than the expiration date,

Proxy Statement 2010 - Cablevision

except in the case of death, in which the time to exercise may be extended for one year after the expiration date. Under restricted stock award agreements, upon any termination for any reason prior to the third anniversary of the grant date other than death or change of control or going private transaction, the entire award is forfeited; upon death, the entire award is immediately vested. Under the applicable award agreements for performance awards, upon termination for cause, the entire award is forfeited. Under the applicable award agreements for all performance awards, upon a change in control, the entire award vests and is immediately payable, regardless of the performance objectives. Under subsequent performance award agreements, upon any termination for any reason prior to the payment date other than death, the entire award is forfeited. Upon death before the end of the performance period, a pro rata portion of the award will vest and be immediately payable; upon death after the end of the performance period but prior to the payment date, the entire award will be payable upon the payment date. In the event of a going private transaction, the entire award vests and is immediately payable, regardless of the performance objectives.

Under the applicable award agreements for deferred compensation awards, upon termination for cause, the entire award is forfeited. Upon death or disability, the then-current award amount outstanding on that date is immediately payable. Upon termination without cause, termination by the employee or retirement prior to the second anniversary of the grant date, the entire award is forfeited. Upon termination without cause, termination by the employee or retirement after the second anniversary of the grant date, the then-current award amount outstanding on the date of termination vests on a pro rata basis and the pro rata portion is payable (adjusted, if applicable, for any amount that may have been paid out on the fifth anniversary of the date of grant). Upon a change in control, the entire award vests and is immediately payable. The award agreements for deferred compensation do not provide for any special benefits in the event of a going private transaction. See “ — Employment Agreements” for a discussion of the treatment of certain special awards and retirement payments in the employment agreements of Hank J. Ratner and Thomas M. Rutledge.

Quantification of Termination and Severance

The following tables set forth a quantification of estimated severance and other benefits payable to the named executive officers under various circumstances regarding the termination of their employment. In calculating these severance and other payments, we have taken into consideration or otherwise assumed the following:

•	Termination of employment occurred after the close of business on December 31, 2009.

•	We have valued equity awards using the closing market price of Class A common stock on the New York Stock Exchange on December 31, 2009, the last trading day of the year, of $25.82.

•	We have valued stock options at their intrinsic value, equal to the difference between $25.82 and the per share exercise price, multiplied by the number of shares underlying the stock options.

Proxy Statement 2010 - Cablevision

•	Where applicable, we have included in the calculation of the value of equity awards the payment of any quarterly dividends declared through December 31, 2009.

•

In the event of termination of employment, the payment of certain long-term incentive awards and other amounts may be delayed, depending upon the terms of each specific award agreement, the provisions of the applicable named executive officer’s employment agreement and the applicability of Section 409A. In quantifying aggregate termination payments, we have not taken into account the timing of the payments and we have not discounted the value of payments that would be made over time, except where otherwise disclosed.

•	We have assumed that all performance metrics for performance-based awards are achieved (but not exceeded.

•

Calculations for Thomas M. Rutledge reflect the terms of his new employment agreement which became effective on December 21, 2009. Calculations for James L. Dolan and Hank J. Ratner are based upon the terms of their prior employment agreements, as their new employment agreements did not become effective until February 9, 2010.

Benefits Payable As a Result of Voluntary Termination of Employment by Employee*

Elements	Charles F. Dolan		James L. Dolan		Hank J. Ratner		Thomas M. Rutledge		Michael P. Huseby
Severance	—		—		—		—		—
Most recent bonus	—		—		$4,024,713		$4,024,713		—
Unvested restricted stock	—		—		—		—		—
Unvested stock options	—		—		—		—		—
Unvested performance options	—		—		—		—		—
Performance awards	$4,380,000	(1)	$4,470,000	(1)	$3,990,000	(1)	$3,990,000	(1)	$1,170,000	(1)
Performance retention award	—		—		—		—		—
2009 Retention award	—		—		—		$7,750,000	(3)	—
Deferred compensation award	$360,506	(2)	$360,506	(2)	$360,506	(2)	$360,506	(2)	$360,506	(2)
Consulting arrangements	—		—		—		—		—
Additional retirement benefit	—		—		—		$15,000,000	(4)	—
Health insurance benefits	—		—		—		—		—
Executive life insurance premiums	—		—		—		—		—

*	The amounts in this table do not include any payments or awards which were vested at December 31, 2009 or any pension or other vested retirement benefits.

(1)	Represents the full value of his 2007 three-year performance award; his other performance awards would be forfeited.

Proxy Statement 2010 - Cablevision

(2)	Represents an estimated pro rata share of the then-current award amount of his deferred compensation award at December 31, 2009.

(3)	Represents the elimination of any repayment obligation on his special cash award.

(4)	Represents an additional deferred compensation retirement benefit, valued at $15,000,000 plus interest, that will be paid upon a qualifying termination of his employment as defined in his December 21, 2009 employment agreement. Interest, credited quarterly, is based on the average of the one-year LIBOR fixed rate equivalent for the last ten business days of the prior calendar year.

Benefits Payable As a Result of Termination of Employment Due to Retirement*

Elements	Charles F. Dolan		James L. Dolan		Hank J. Ratner		Thomas M. Rutledge		Michael P. Huseby
Severance	—		—		—		—		—
Most recent bonus	—		—		$4,024,713		$4,024,713		—
Unvested restricted stock	—		—		—		—		—
Unvested stock options	—		—		—		—		—
Unvested performance options	—		—		—		—		—
Performance awards	$4,380,000	(1)	$4,470,000	(1)	$3,990,000	(1)	$3,990,000	(1)	$1,170,000	(1)
Performance retention award	—		—		—		—		—
2009 retention award	—		—		—		$7,750,000	(3)	—
Deferred compensation award	$360,506	(2)	$360,506	(2)	$360,506	(2)	$360,506	(2)	$360,506	(2)
Consulting arrangements	—		—		—		—		—
Additional retirement benefit	—		—		—		$15,000,000	(4)	—
Health insurance benefits	—		—		—		—		—
Executive life insurance premiums	—		—		—		—		—

*	The amounts in this table do not include any payments or awards which were vested at December 31, 2009 or any pension or other vested retirement benefits.

(1)	Represents the full value of his 2007 three-year performance award; his other performance awards would be forfeited.

(2)	Represents an estimated pro rata share of the then-current award amount of his deferred compensation award at December 31, 2009.

(3)	Represents the elimination of any repayment obligation on his special cash award.

(4)	Represents an additional deferred compensation retirement benefit, valued at $15,000,000 plus interest, that will be paid upon a qualifying termination of his employment as defined in his December 21, 2009 employment agreement. Interest, credited quarterly, is based on the average of the one-year LIBOR fixed rate equivalent for the last ten business days of the prior calendar year.

Proxy Statement 2010 - Cablevision

Benefits Payable As a Result of Termination of Employment by the Company for Cause

In the event of termination by the Company for Cause, none of the named executive officers would have been entitled to any payments at December 31, 2009.

Benefits Payable As a Result of Termination of Employment by the Company Without Cause*

Elements	Charles F. Dolan		James L. Dolan		Hank J. Ratner		Thomas M. Rutledge		Michael P. Huseby
Severance	—		$16,888,000	(2)	$14,692,860	(8)	—		$3,754,400	(14)
Most recent bonus	—		—		$4,024,713		$4,024,713		$1,092,422
Unvested restricted stock	—		$10,106,176	(3)	$9,023,934	(9)	—		$1,561,756	(15)
Unvested stock options	—		$14,070,298	(4)	$12,559,038	(4)	—		—
Unvested performance options	—		—		—		$—		—
Performance awards	$4,380,000		$11,175,000	(5)	$9,975,000	(5)	$9,975,000	(5)	$1,990,000	(16)
Performance retention award	—		—		—		—		—
2009 Retention award	—		—		—		$7,750,000	(12)	—
Deferred compensation award	$360,506	(1)	$719,880	(6)	$719,880	(6)	$719,880	(6)	$719,880	(6)
Consulting arrangements	—		$3,629,895	(7)	$1,665,055	(10)	—		—
Additional retirement benefit	—		—		—		$15,000,000	(13)	—
Health insurance benefits	—		—		—		—		—
Executive life insurance premiums	—		—		$33,166	(11)	—		—

*	The amounts in this table do not include any payments or awards which were vested at December 31, 2009 or any pension or other vested retirement benefits

(1)	Represents an estimated pro rata share of the then-current award amount of his deferred compensation award at December 31, 2009.

(2)	Represents severance equal to $40,000 plus three times the sum of his salary and target bonus.

(3)	Represents full vesting of the 2007, 2008 and 2009 grants of 101,500, 113,200 and 169,100 shares of restricted stock, respectively, with a value of $2,681,630, $2,990,744 and $4,433,802, respectively.

(4)	Represents full vesting of the 2009 grant of stock options; all of his other stock options were vested.

(5)	Represents the full value of his 2007, 2008 and 2009 performance awards.

(6)	Represents the estimated full value of the then current deferred compensation award at December 31, 2009.

(7)	Represents the present value, based on a 4% discount rate, of a four-year consulting agreement with the Company that provides for the payment of at least $1 million each year.

(8)	Represents severance equal to 2.99 times the sum of his salary and target bonus.

(9)	Represents full vesting of the 2007, 2008 and 2009 grants of 90,600, 101,100 and 151,000 shares of restricted stock, respectively, with a value of $2,393,652, $2,671,062 and $3,959,220, respectively.

(10)	Represents the present value, based on a 4% discount rate, of a three-year consulting agreement with the Company that provides for the payment of at least $600,000 each year.

(11)	This amount represents the estimated cumulative expected future premiums until such point which policies are expected to be fully funded and there would no longer be a need to make any additional premium payments.

Proxy Statement 2010 - Cablevision

(12)	Represents the elimination of any repayment obligation on his special cash award.

(13)	Represents an additional deferred compensation retirement benefit, valued at $15,000,000 plus interest, that will be paid upon a qualifying termination of his employment as defined in his December 21, 2009 employment agreement. Interest, credited quarterly, is based on the average of the one-year LIBOR fixed rate equivalent for the last ten business days of the prior calendar year.

(14)	Represents severance equal to two times the sum of his salary and target bonus.

(15)	Represents full vesting of the 2007 and 2008 grants of 26,600 and 31,200 shares of restricted stock, respectively, with a value of $718,732 and $843,024 respectively; any remaining restricted shares would be forfeited.

(16)	Represents full vesting of his 2007 performance award and pro rata vesting of his 2008 performance award; the remaining amounts of his performance awards would be forfeited.

Benefits Payable As a Result of Termination of Employment by Employee For Good Reason*

Elements	Charles F. Dolan		James L. Dolan		Hank J. Ratner		Thomas M. Rutledge		Michael P. Huseby
Severance	—		$16,888,000	(3)	$14,692,860	(9)	—		$3,754,000	(15)
Most recent bonus	—		—		$4,024,713		$4,024,713		$1,092,422
Unvested restricted stock	—		$10,106,176	(4)	$9,023,934	(10)	—		—
Unvested stock options	—		$14,070,298	(5)	$12,559,038	(5)	—		—
Unvested performance options	—		—		—		—		—
Performance awards	$4,380,000	(1)	$11,175,000	(6)	$9,975,000	(6)	$9,975,000	(4)	$1,990,000	(16)
2009 Retention award	—		—		—		$7,750,000	(13)	—
Performance retention award	—		—		—		—		—
Deferred compensation award	$360,506	(2)	$719,880	(7)	$719,880	(7)	$719,880	(7)	$360,506	(2)
Consulting arrangements	—		$3,629,895	(8)	$1,665,055	(11)	—		—
Additional retirement benefit	—		—		—		$15,000,000	(14)	—
Health insurance benefits	—		—		—		—		—
Executive life insurance premiums	—		—		$33,166	(12)	—		—

*	The amounts in this table do not include any payments or awards which were vested at December 31, 2009 or any pension or other vested retirement benefits.

(1)	Represents the full value of his 2007 three-year performance award; his other performance awards would be forfeited.

(2)	Represents an estimated pro rata share of the then-current award amount of his deferred compensation award at December 31, 2009.

(3)	Represents severance equal to $40,000 plus three times the sum of his salary and target bonus.

(4)	Represents full vesting of the 2007, 2008 and 2009 grants of 101,500, 113,200 and 169,100 shares of restricted stock, respectively, with a value of $2,681,630, $2,990,744 and $4,433,802, respectively.

(5)	Represents full vesting of the 2009 grant of stock options; all of his other stock options were vested.

(6)	Represents the full value of his 2007, 2008 and 2009 performance awards.

(7)	Represents the estimated full value of the then current deferred compensation award amount as of December 31, 2009.

Proxy Statement 2010 - Cablevision

(8)	Represents the present value, based on a 4% discount rate, of a four-year consulting agreement with the Company that provides for the payment of at least $1 million each year.

(9)	Represents severance equal to 2.99 times the sum of his salary and target bonus.

(10)	Represents full vesting of the 2007, 2008 and 2009 grants of 90,600, 101,100 and 151,000 shares of restricted stock, respectively, with a value of $2,393,652, $2,671,062 and $3,959,220 respectively.

(11)	Represents the present value, based on a 4% discount rate, of a three-year consulting agreement with the Company that provides for the payment of at least $600,000 each year.

(12)	This amount represents the estimated cumulative expected future premiums until such point which policies are expected to be fully funded and there would no longer be a need to make any additional premium payments.

(13)	Represents the elimination of any repayment obligation on his special cash award.

(14)	Represents an additional deferred compensation retirement benefit, valued at $15,000,000 plus interest, that will be paid upon a qualifying termination of his employment as defined in his December 21, 2009 employment agreement. Interest, credited quarterly, is based on the average of the one-year LIBOR fixed rate equivalent for the last ten business days of the prior calendar year.

(15)	Represents severance equal to two times the sum of his salary and target bonus.

(16)	Represents full vesting of his 2007 performance award and pro rata vesting of his 2008 performance award; the remaining amounts of his performance awards would be forfeited.

Benefits Payable As a Result of Termination of Employment Due to Death*

Elements	Charles F. Dolan		James L. Dolan		Hank J. Ratner		Thomas M. Rutledge		Michael P. Huseby
Severance	—		—		—		—		—
Remaining salary	$1,664,000	(1)	—		—		—		—
Most recent bonus	—		—		$4,024,713		$4,024,713		—
Unvested restricted stock	$10,158,088	(2)	$10,106,176	(5)	$9,023,934	(7)	—		$2,802,248	(11)
Unvested stock options	$13,786,742	(3)	$14,070,298	(3)	$12,559,038	(3)	—		$3,871,630	(3)
Unvested performance options	—		—		—		—		—
Performance awards	$8,090,000	(4)	$11,175,000	(6)	$9,975,000	(6)	$9,975,000	(8)	$2,195,000	(4)
2009 retention award	—		—		—		$7,750,000	(9)	—
Performance retention award	—		—		—		—		—
Deferred compensation award	$719,880		$719,880		$719,880		$719,880		$719,880
Consulting arrangements	—		—		—		—		—
Additional retirement benefit	—		—		—		$15,000,000	(10)	—
Health insurance benefits	—		—		—		—		—
Executive life insurance premiums	—		—		—		—		—

*	The amounts in this table do not include any payments or awards which were vested at December 31, 2009 or any pension or other vested retirement benefits.

(1)	Represents one year of base salary.

Proxy Statement 2010 - Cablevision

(2)	Represents full vesting of the 2007, 2008 and 2009 grants of 99,500, 113,200 and 165,700 shares of restricted stock, respectively, with a value of $2,688,490, $3,058,664, and $4,410,934, respectively.

(3)	Represents full vesting of the 2009 grant of stock options; all of his other stock options were vested.

(4)	Represents full vesting of his 2007 performance award and pro rata of his 2008 and 2009 performance awards; the remaining amounts of his performance awards would be forfeited.

(5)	Represents full vesting of the 2007, 2008 and 2009 grants of 101,500, 113,200 and 169,100 shares of restricted stock, respectively, with a value of $2,681,630, $2,990,744 and $4,433,802, respectively.

(6)	Represents the full value of his 2007, 2008 and 2009 performance awards.

(7)	Represents full vesting of the 2007, 2008 and 2009 grants of 90,600, 101,100 and 151,000 shares of restricted stock, respectively, with a value of $2,393,652, $2,671,062 and $3,959,220 respectively.

(8)	Represents the full value of his 2007, 2008 and 2009 performance awards, each of which would be paid if, when and to the extent paid to other executives.

(9)	Represents the elimination of any repayment obligation on his special cash award.

(10)	Represents an additional deferred compensation retirement benefit, valued at $15,000,000 plus interest, that will be paid upon a qualifying termination of his employment as defined in his December 21, 2009 employment agreement. Interest, credited quarterly, is based on the average of the one-year LIBOR fixed rate equivalent for the last ten business days of the prior calendar year.

(11)	Represents full vesting of the 2007, 2008 and 2009 grants of 26,600, 31,200 and 46,600 shares of restricted stock, respectively, with a value of $718,732, $843,024, and $1,240,492 respectively.

Benefits Payable As a Result of Termination of Employment Due to Disability*

Elements	Charles F. Dolan		James L. Dolan		Hank J. Ratner		Thomas M. Rutledge		Michael P. Huseby
Severance	—		—		—		—		—
Remaining salary	$1,664,000	(1)	—		—		—		—
Most recent bonus	—		—		$4,024,713		$4,024,713		—
Unvested restricted stock	—		$10,106,176	(4)	$9,023,934	(7)	—		—
Unvested stock options	—		$14,070,298	(5)	$12,559,038	(5)	—		—
Unvested performance options	—		—		—		—		—
Performance awards	$4,380,000	(2)	$11,175,000	(6)	$9,975,000	(6)	$9,975,000	(8)	$1,170,000	(11)
2009 retention award	—		—		—		$7,750,000	(9)	—
Performance retention award	—		—		—		—		—
Deferred compensation award	$719,880		$719,880		$719,880		$719,880		$719,880
Consulting arrangements	—		—		—		—		—
Additional retirement benefit	—		—		—		$15,000,000	(10)	—
Health insurance benefits	$10,542	(3)	—		—		—		—
Executive life insurance premiums	—		—		—		—		—

*	The amounts in this table do not include any payments or awards which were vested at December 31, 2009 or any pension or other vested retirement benefits.

(1)	Represents one year of base salary.

Proxy Statement 2010 - Cablevision

(2)	Represents full vesting of his 2007 three-year performance award; his other performance awards would be forfeited.

(3)	Represents payment of his medical and dental insurance for one year.

(4)	Represents full vesting of the 2007, 2008 and 2009 grants of 101,500, 113,200 and 169,100 shares of restricted stock, respectively, with a value of $2,681,630, $2,990,744 and $4,433,802, respectively.

(5)	Represents full vesting of the 2009 grant of stock options; all of his other stock options were vested.

(6)	Represents the full value of his 2007, 2008 and 2009 performance awards.

(7)	Represents full vesting of the 2007, 2008 and 2009 grants of 90,600, 101,100 and 151,000 shares of restricted stock, respectively, with a value of $2,393,652, $2,671,062 and $3,959,220, respectively.

(8)	Represents the full value of his 2007, 2008 and 2009 performance awards, each of which would be paid if, when and to the extent paid to other executives.

(9)	Represents the elimination of any repayment obligation on his special cash award.

(10)	Represents an additional deferred compensation retirement benefit, valued at $15,000,000 plus interest, that will be paid upon a qualifying termination of his employment as defined in his December 21, 2009 employment agreement. Interest, credited quarterly, is based on the average of the one-year LIBOR fixed rate equivalent for the last ten business days of the prior calendar year.

(11)	Represents full vesting of his 2007 performance award; the remaining amounts of his performance awards would be forfeited.

Benefits Payable As a Result of Termination of Employment In Connection with a Change in Control or Going Private Transaction(1)*

Elements	Charles F. Dolan(2)	James L. Dolan(3)		Hank J. Ratner(4)		Thomas M. Rutledge(5)		Michael P. Huseby(6)
Severance	—	$16,888,000	(7)	$14,692,860	(9)	—		$3,754,400	(14)
Most recent bonus	—	—		$4,024,713		$4,024,713		$1,092,422
Unvested restricted stock	$10,158,088	$10,106,176		$9,023,934		—		$2,802,248
Unvested stock options	$13,786,742	$14,070,298		$12,559,038		—		$3,871,630
Unvested performance options	—	—		—		—		—
Performance awards	$11,040,000	$11,175,000		$9,975,000		$9,975,000		$3,015,000
2009 retention award	—	—		—		$7,750,000	(12)	—
Performance retention award	—	—		—		—		—
Deferred compensation award	$719,880	$719,880		$719,880		$719,880		$719,880
Consulting arrangements	—	$3,629,895	(8)	$1,665,055	(10)	—		—
Additional retirement benefit	—	—		—		$15,000,000	(13)	—
Health insurance benefits	—	—		—		—		—
Executive life insurance premiums	—	—		$33,166	(11)	—		—

*	The amounts in this table do not include any payments or awards which were vested at December 31, 2009 or any pension or other vested retirement benefits.

Proxy Statement 2010 - Cablevision

(1)	The numbers presented in this table reflect amounts payable as a result of termination of employment by the executive or the Company following a change in control. The amounts payable as a result of termination of employment by the executive or the Company following a going private transaction are generally equal to or less than the amounts payable as a result of termination of employment by the executive or the Company following a change in control. For specific information about payments for a termination following a going private transaction, see Notes (2) to (6) below.

(2)	If a change in control of the Company were to occur, but Mr. Charles F. Dolan’s employment was not terminated, he would nevertheless be entitled to receive the following upon consummation of the change in control: (i) the full amount of his 2007 performance award of $4,380,000; and (ii) the full amount of the then-current award amount of his deferred compensation award at December 31, 2009 equal to $719,880. In the event of termination of his employment by Mr. Charles F. Dolan or by the Company following a going private transaction, Mr. Charles F. Dolan would be entitled to receive the following (in addition to all previously vested amounts): (i) a pro rata share of the then-current award amount of his deferred compensation award at December 31, 2009 equal to $360,506; (ii) vesting of all of his outstanding unvested restricted stock (378,400 shares) with a value of $10,158,088; (iii) vesting of all of his outstanding unvested stock options (884,900 options) with a value of $13,786,742; (iv) the full value of his 2007 performance award of $4,380,000; and (v) the full amount of his 2008 and 2009 performance awards of $4,470,000 and $2,190,000, respectively. If a going private transaction were to occur but Mr. Charles F. Dolan’s employment was not terminated, he would nevertheless be entitled to receive the full amount of his 2007 performance award of $4,380,000.

(3)	If a change in control of the Company were to occur but Mr. James L. Dolan’s employment was not terminated, he would nevertheless be entitled to receive the following upon consummation of the change in control (in addition to all previously vested amounts): (i) the full amount of his 2007 performance award of $4,470,000; and (ii) the full amount of the then-current award amount of his deferred compensation award at December 31, 2009 equal to $719,880. If Mr. James L. Dolan’s employment were terminated by the Company, or by him, following a going private transaction, it would be treated as a termination by the Company without cause. He would be entitled to receive payments in the same amounts that are set forth in this table above. If a going private transaction were to occur but Mr. James L. Dolan’s employment was not terminated, he would nevertheless be entitled to receive the full amount of his 2007 performance award of $4,470,000.

(4)	If a change in control of the Company were to occur but Mr. Ratner’s employment was not terminated, he would nevertheless be entitled to receive the following upon consummation of the change in control: (i) the full amount of his 2007 performance award of $3,990,000; and (ii) the full amount of the then-current award amount of his deferred compensation award at December 31, 2009 equal to $719,880. If Mr. Ratner’s employment were terminated by the Company or by him following a going private transaction, it would be treated as a termination by the Company without cause. He would be entitled to receive payments in the same amounts that are set forth in this table above. If a going private transaction were to occur but Mr. Ratner’s employment was not terminated, he would nevertheless be entitled to receive the full amount of his 2007 performance award of $3,990,000.

(5)	If a change in control of the Company were to occur but Mr. Rutledge’s employment was not terminated, he would nevertheless be entitled to receive the following upon consummation of the change in control: (i) the full amount of his 2007 performance awards of $3,990,000; (ii) the full amount of the then-current award amount of his deferred compensation award at December 31, 2009 equal to $719,880. If Mr. Rutledge’s employment were terminated by the Company or by him following a going private transaction, it would be treated as a termination by the Company without cause. He would be entitled to receive payments in the same amounts that are set forth in this table above. If a going private transaction were to occur but Mr. Rutledge’s employment was not terminated, he would nevertheless be entitled to receive the full amount of his 2007 performance award of $3,990,000.

Proxy Statement 2010 - Cablevision

(6)	If a change in control of the Company were to occur but Mr. Huseby’s employment was not terminated, he would nevertheless be entitled to receive the following upon consummation of the change in control: (i) the full amount of his 2007 performance award of $1,170,000; and (ii) the full amount of the then-current award amount of his deferred compensation award at December 31, 2009 equal to $719,880. In the event of termination of his employment by Mr. Huseby or by the Company following a going private transaction, Mr. Huseby would be entitled to receive the following (in addition to all previously vested amounts): (i) a pro rata share of the then-current award amount of his deferred compensation award at December 31, 2009 equal to $360,506; (ii) vesting of his unvested restricted stock outstanding as of October 16, 2008, the effective date of his employment agreement (57,800 shares) with a value of $1,561,756; (iii) vesting of all of his outstanding unvested stock options (248,500 options) with a value of $3,871,630; and (iv) the full amount of his 2007 three-year performance award of $1,170,000. In addition, if Mr. Huseby’s employment agreement were terminated following a going private transaction, it would be treated as a termination by the Company without cause, and he would also be entitled to receive two times the sum of his salary and target bonus, in the aggregate equal to $3,754,000, and his bonus for 2009 equal to $1,092,422. If a going private transaction were to occur but Mr. Huseby’s employment was not terminated, he would nevertheless be entitled to receive the full amount of his 2007 performance award of $1,170,000.

(7)	Represents severance equal to three times the sum of his salary and target bonus plus $40,000.

(8)	Represents the present value, based on a 4% discount rate, of a four-year consulting agreement with the Company that provides for the payment of at least $1 million each year.

(9)	Represents severance equal to 2.99 times the sum of his salary and target bonus.

(10)	Represents the present value, based on a 4% discount rate, of a three-year consulting agreement with the Company that provides for the payment of at least $600,000 each year.

(11)	This amount represents the estimated cumulative expected future premiums until such point which policies are expected to be fully funded and there would no longer be a need to make any additional premium payments.

(12)	Represents the elimination of any repayment obligation on his special cash award.

(13)	Represents an additional deferred compensation retirement benefit, valued at $15,000,000 plus interest, that will be paid upon a qualifying termination of his employment as defined in his December 21, 2009 employment agreement. Interest, credited quarterly, is based on the average of the one-year LIBOR fixed rate equivalent for the last ten business days of the prior calendar year.

(14)	If Mr. Huseby’s employment agreement were terminated following a change in control, it would be treated as a termination by the Company without cause, and he would also be entitled to receive severance equal to two times the sum of his salary and target bonus.

Proxy Statement 2010 - Cablevision

Equity Compensation Plan Information

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)(1)(2)	Weighted-average Exercise Price of Outstanding Options, Warrants and Rights (b)(3)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))(2) (c)
Equity compensation plans approved by security holders:
Class A common stock	9,929,434	—	33,833,711
Equity compensation plans not approved by security holders	—	—	—
Total	9,929,434	$16.08	33,833,711

(1)	Includes the following plans: the 1996 Amended and Restated Employee Stock Plan, the 1996 Stock Plan for Non-Employee Directors, the 2006 Employee Stock Plan and the 2006 Stock Plan for Non-Employee Directors. Does not include 9,009,284 shares of restricted stock issued under those plans that were not yet vested at December 31, 2009.

(2)	In the first quarter of 2010, the Compensation Committee granted Awards covering an aggregate of 3,006,660 shares. The shares covered by these Awards are not reflected as outstanding in column (a) and the number of shares remaining available for future issuance in column (c) has not been reduced to reflect these shares.

(3)	This information is presented as of December 31, 2009. As a result of the special cash dividend paid on the Class A common stock on April 24, 2006, options that were not vested on or prior to December 31, 2004 were adjusted to reduce their per share exercise price by the $10.00 amount of the special dividend. The per share exercise price of options that were vested on or prior to December 31, 2004 were not adjusted and the holder was to receive the $10.00 special dividend and any subsequent dividends amount upon exercise of the option. In November 2009, the Compensation Committee of the Board of Directors approved exercise price adjustments for all dividend eligible stock options so that in the future cash dividends will result in a reduction of the exercise price rather than a cash payment.

In connection with the MSG Distribution in February 2010, each holder of options on the Company’s Class A common stock received options covering one share of MSG Class A common stock for every four stock options of the Company’s Class A common stock held by such holder.

Proxy Statement 2010 - Cablevision

OUR EXECUTIVE OFFICERS

Our executive officers as of April 8, 2010 are:

Charles F. Dolan(1)	Chairman
James L. Dolan(1)	Chief Executive Officer and President
Thomas M. Rutledge	Chief Operating Officer
Michael P. Huseby	Executive Vice President and Chief Financial Officer
Gregg G. Seibert	Executive Vice President
David Ellen	Executive Vice President and General Counsel
Victoria D. Salhus	Senior Vice President, Deputy General Counsel and Secretary
Wm. Keith Harper	Senior Vice President, Controller and Principal Accounting Officer
Kevin Watson	Senior Vice President and Treasurer

(1)	Biographies of Messrs. Charles F. Dolan and James L. Dolan are on page 6 of this proxy statement.

•

THOMAS M. RUTLEDGE, 56, Chief Operating Officer of the Company since April 2004. President, Cable and Communications of the Company from January 2002 to April 2004. President of Time Warner Cable from August 2001 to October 2001. Senior Executive Vice President of Time Warner Cable from April 1999 to August 2001.

•

MICHAEL P. HUSEBY, 55, Executive Vice President and Chief Financial Officer of the Company since August 2004. Executive Vice President and Chief Financial Officer of Charter Communications, Inc. from January 2004 to August 2004. Consultant to Comcast Corporation and to Charter Communications, Inc. as President and Founder of MPH Associates Inc. from January 2003 to January 2004. Executive Vice President and Chief Financial Officer of AT&T Broadband from January 2000 to December 2002.

•

GREGG G. SEIBERT, 54, Executive Vice President of the Company since January 2009. Senior Vice President and Vice Chairman of Merrill Lynch & Co., Inc. from October 2004 to January 2009. Head of Merrill Lynch Americas Corporate Banking from January 2003 to September 2004. Mr. Seibert served as co-head of Merrill Lynch Global Corporate Finance from May 2001 to December 2002 and co-head of Merrill Lynch Global Industries and Communications Group from January 2001 to December 2002.

•

DAVID ELLEN, 45, Executive Vice President and General Counsel of the Company since September 2009. From September 2004 to September 2009, Mr. Ellen served as general counsel of the Company’s cable business. From July 2001 to September 2004, Mr. Ellen was deputy general counsel of IAC/InterActiveCorp. Mr. Ellen is also a trustee of Hudson Guild.

Proxy Statement 2010 - Cablevision

•

VICTORIA D. SALHUS, 60, Senior Vice President, Deputy General Counsel and Secretary of the Company since June 2003. Senior Vice President and Deputy General Counsel from January 2002 to June 2003. Vice President and Associate General Counsel from May 1999 to January 2002.

•	WM. KEITH HARPER, 55, Senior Vice President, Controller and Principal Accounting Officer of the Company since October 2004. Partner in KPMG LLP from June 2002 to December 2003.

•

KEVIN WATSON, 43, Senior Vice President and Treasurer of the Company since November 2006. Vice President and Corporate Treasurer of PanAmSat Corporation from January 2001 to November 2006. Director-Corporate Treasurer of Entex IT Services from September 1999 to December 2000. Director-Assistant Treasurer of Entex IT Services from 1997 to 1999. Treasury Manager of Entex IT Services from 1992 to 1997. Mr. Watson also held finance positions at MCI Telecommunications, Inc. and Prudential Securities, Inc.

RELATED PARTY POLICY AND CERTAIN TRANSACTIONS

Agreements Related to the MSG Distribution

As previously discussed, on February 9, 2010, the Company distributed to its stockholders all of the common stock of MSG, a company which owns the sports, entertainment and media businesses previously owned and operated by the Madison Square Garden segment of the Company, to the stockholders of the Company. The MSG Distribution took the form of a distribution by the Company of one share of MSG Class A common stock for every four shares of Class A common stock held of record at the close of business on the record date and one share of MSG Class B common stock for every four shares of Class B common stock held of record on the record date.

For purposes of governing the ongoing relationships between Cablevision and MSG after the MSG Distribution and to provide for an orderly transition, Cablevision has adopted certain policies and Cablevision and MSG have entered into the agreements described below.

Related Party Transaction Approval Policy

Effective as of February 9, 2010, the Board of Directors of the Company adopted a new Related Party Transaction Approval Policy. Under this policy, an Independent Committee of the Board of Directors of the Company consisting entirely of directors who have been determined by the Board of Directors to be independent directors for purposes of the New York Stock Exchange corporate governance standards (“Independent Directors”) will review and approve or take such other action as it may deem appropriate with respect to transactions involving the Company and its subsidiaries, including CSC Holdings, LLC, on the one hand, and in which any director, officer, greater than 5% stockholder of the Company or any other “related person” as defined in Item 404 of Regulation S-K of the Securities and Exchange

Proxy Statement 2010 - Cablevision

Commission (“Item 404”) has or will have a direct or indirect material interest. This approval requirement covers any transaction that meets the related party disclosure requirements of the Securities and Exchange Commission as set forth in Item 404. To simplify the administration of the approval process under the Related Party Transaction Approval Policy, an Independent Committee may, where it deems it to be appropriate, establish guidelines for certain types of these transactions. The policy does not cover decisions on compensation or benefits or the hiring or retention of any person. The hiring or retention of executive officers is determined by the full Board of Directors. Compensation of executive officers is subject to the approval of the Compensation Committee of the Board of Directors. This policy also does not cover any pro rata distributions to all stockholders, including a pro rata distribution of Class A common stock to holders of Class A common stock and Class B common stock to holders of Class B common stock. No director on an Independent Committee will participate in the consideration of a related party transaction with that director or any related person of that director.

An Independent Committee will similarly oversee approval of all transactions and arrangements between the Company and its subsidiaries, including CSC Holdings, on the one hand, and MSG and its subsidiaries, on the other hand, to the extent involving amounts in excess of the dollar threshold set forth in Item 404 (the “Item 404 Threshold”). To simplify the administration of the approval process under the Related Party Transaction Approval Policy, an Independent Committee may, where it deems it to be appropriate, establish guidelines for certain types of these transactions. The approval requirement will not apply to the implementation and administration of intercompany arrangements under the Related Party Transaction Approval Policy, but will cover any amendments, modifications, terminations or extensions involving amounts in excess of the Item 404 Threshold, as well as the handling and resolution of any disputes involving amounts in excess of the Item 404 Threshold. The Company’s executive officers and directors who are also senior executives or directors of MSG may participate in the negotiation, execution, amendment, modification, or termination of intercompany arrangements subject to the Related Party Transaction Approval Policy, as well as in any resolution of disputes under intercompany arrangements, on behalf of either or both of the Company and MSG, in each case under the direction of an Independent Committee or the comparable committee of the board of directors of MSG.

The Related Party Transaction Approval Policy cannot be amended or terminated without the prior approval of a majority of the Independent Directors and by a majority of the directors elected by the holders of Class B common stock.

Policy Concerning Certain Matters Relating to MSG

James L. Dolan is the Executive Chairman of MSG and devotes a portion of his business time to that role. He has retained his position as the Company’s President and Chief Executive Officer and devotes most of his business time to that role. Hank J. Ratner is the President and Chief Executive Officer of MSG. He devotes a majority of his time to that role but also retains his position as the Company’s Vice Chairman and devotes a portion of his time to that role. In

Proxy Statement 2010 - Cablevision

addition, the following directors of the Company are also directors of MSG: Charles F. Dolan, James L. Dolan, Thomas C. Dolan, Deborah A. Dolan-Sweeney, Marianne Dolan Weber, Brad Dorsogna, Brian G. Sweeney and Vincent Tese. Kristin A. Dolan, a Class B director nominee, is also a director of MSG.

In light of the MSG Distribution and these overlapping relationships, the Company adopted a new Policy Concerning Certain Matters Relating to Madison Square Garden, Inc., Including Responsibilities of Overlapping Directors and Officers (the “MSG Policy”). In the MSG Policy the Company recognizes that (a) certain directors and officers (the “Overlap Persons”) of the Company and its subsidiaries, including CSC Holdings (collectively, the “Corporation”), have served and may serve as directors, officers, employees and agents of MSG and its subsidiaries and successors (each of the foregoing is an “Other Entity”), (b) the Corporation, directly or indirectly, may engage in the same, similar or related lines of business as those engaged in by any Other Entity and other business activities that overlap with or compete with those in which such Other Entity may engage, (c) the Corporation may have an interest in the same areas of business opportunity as an Other Entity, (d) the Corporation will derive substantial benefits from the service of Overlap Persons as directors or officers of the Corporation and (e) it is in the best interests of the Corporation that the rights of the Corporation, and the duties of any Overlap Persons, be determined and delineated as provided in the MSG Policy in respect of any Potential Business Opportunities (as defined below) and in respect of the agreements and transactions referred to herein. The provisions of the MSG Policy will, to the fullest extent permitted by law, regulate and define the conduct of the business and affairs of the Corporation and its officers and directors who are Overlap Persons in connection with any Potential Business Opportunities and in connection with any agreements and transactions referred to herein. References in the MSG Policy to “directors,” “officers,” “employees” and “agents” of any person will be deemed to include those persons who hold similar positions or exercise similar powers and authority with respect to any other entity that is a limited liability company, partnership, joint venture or other non-corporate entity.

If a director or officer of the Corporation who is an Overlap Person is presented or offered, or otherwise acquires knowledge of, a potential transaction or matter that may constitute or present a business opportunity for the Corporation, in which the Corporation could, but for the provisions of the MSG Policy, have an interest or expectancy (any such transaction or matter, and any such actual or potential business opportunity, a “Potential Business Opportunity”), (i) such Overlap Person will, to the fullest extent permitted by law, have no duty or obligation to refrain from referring such Potential Business Opportunity to any Other Entity and, if such Overlap Person refers such Potential Business Opportunity to an Other Entity, such Overlap Person shall have no duty or obligation to refer such Potential Business Opportunity to the Corporation or to give any notice to the Corporation regarding such Potential Business Opportunity (or any matter related thereto), (ii) if such Overlap Person refers a Potential Business Opportunity to an Other Entity, such Overlap Person, to the fullest extent permitted by law, will not be liable to the Corporation as a director, officer, stockholder or otherwise, for

Proxy Statement 2010 - Cablevision

any failure to refer such Potential Business Opportunity to the Corporation, or for referring such Potential Business Opportunity to any Other Entity, or for any failure to give any notice to the Corporation regarding such Potential Business Opportunity or any matter relating thereto; (iii) any Other Entity may participate, engage or invest in any such Potential Business Opportunity notwithstanding that such Potential Business Opportunity may have been referred to such Other Entity by an Overlap Person and (iv) if a director or officer who is an Overlap Person refers a Potential Business Opportunity to an Other Entity, then, as between the Corporation and such Other Entity, the Corporation shall be deemed to have renounced any interest, expectancy or right in or to such Potential Business Opportunity or to receive any income or proceeds derived therefrom solely as a result of such Overlap Person having been presented or offered, or otherwise acquiring knowledge of, such Potential Business Opportunity, unless in each case referred to in clause (i), (ii), (iii) and (iv), such Potential Business Opportunity satisfies all of the following conditions (any Potential Business Opportunity that satisfies all of such conditions, a “Restricted Potential Business Opportunity”): (A) such Potential Business Opportunity was expressly presented or offered to the Overlap Person solely in his or her capacity as a director or officer of the Corporation; (B) the Overlap Person believed that the Corporation possessed, or would reasonably be expected to be able to possess, the resources necessary to exploit such Potential Business Opportunity; and (C) such opportunity relates exclusively to the business of owning and operating a cable television, high speed data or voice telephone system; provided, that the Corporation is directly engaged in such business at the time the Potential Business Opportunity is presented or offered to the Overlap Person. In the MSG Policy, the Corporation renounces, to the fullest extent permitted by law, on behalf of itself and each of its subsidiaries, any interest or expectancy in any Potential Business Opportunity that is not a Restricted Potential Business Opportunity. In the event the Corporation’s board of directors declines to pursue a Restricted Potential Business Opportunity, Overlap Persons are free to refer such Restricted Potential Business Opportunity to an Other Entity.

No contract, agreement, arrangement or transaction (or any amendment, modification or termination thereof) entered into between the Corporation, on the one hand, and an Other Entity, on the other hand, before MSG ceased to be an indirect, wholly-owned subsidiary of the Company shall be void or voidable or be considered unfair to the Corporation solely because an Other Entity is a party thereto, or because any directors, officers or employees of an Other Entity were present at or participated in any meeting of the board of directors, or a committee thereof, of the Corporation, that authorized the contract, agreement, arrangement or transaction (or any amendment, modification or termination thereof), or because his, her or their votes were counted for such purpose. The Corporation may from time to time enter into and perform one or more contracts, agreements, arrangements or transactions (or amendments, modifications or supplements thereto) with an Other Entity. To the fullest extent permitted by law, no such contract, agreement, arrangement or transaction (nor any such amendments, modifications or supplements), nor the performance thereof by the Corporation or an Other Entity, shall be considered contrary to any fiduciary duty owed to the Corporation (or to any stockholder of the Corporation) by any director or officer of the Corporation who is an

Proxy Statement 2010 - Cablevision

Overlap Person. To the fullest extent permitted by law, no director or officer of the Corporation who is an Overlap Person thereof shall have or be under any fiduciary duty to the Corporation (or to any stockholder of the Corporation) to refrain from acting on behalf of the Corporation or an Other Entity, in respect of any such contract, agreement, arrangement or transaction or performing any such contract, agreement, arrangement or transaction in accordance with its terms and each such director or officer of the Corporation who is an Overlap Person shall be deemed to have acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, and shall be deemed not to have breached his or her duties of loyalty to the Corporation or any of its stockholders, and not to have derived an improper personal benefit therefrom.

No alteration, amendment or repeal of, or adoption of any provision inconsistent with, any provision of the MSG Policy will have any effect upon (a) any agreement between the Corporation and any Other Entity thereof, that was entered into before the time of such alteration, amendment or repeal or adoption of any such inconsistent provision (the “Amendment Time”), or any transaction entered into in connection with the performance of any such agreement, whether such transaction is entered into before or after the Amendment Time, (b) any transaction entered into between the Corporation and any Other Entity, before the Amendment Time, (c) the allocation of any business opportunity between the Corporation and any Other Entity before the Amendment Time, or (d) any duty or obligation owed by any director or officer of the Corporation (or the absence of any such duty or obligation) with respect to any Potential Business Opportunity which such director or officer was offered, or of which such director or officer otherwise became aware, before the Amendment Time (regardless of whether any proceeding relating to any of the above is commenced before or after the Amendment Time).

Distribution Agreement

On January 12, 2010, the Company and MSG entered into the Distribution Agreement. Under the Distribution Agreement, Cablevision provides MSG with indemnities with respect to liabilities, damages, costs and expenses arising out of any of (i) Cablevision’s businesses (other than businesses of MSG), (ii) certain identified claims or proceedings, (iii) any breach by Cablevision of its obligations under the Distribution Agreement; (iv) any untrue statement or omission in the Form 10 registration statement or the information statement that is part of the Form 10 relating to Cablevision and its subsidiaries; and (v) indemnification obligations MSG may have to the National Basketball Association or the National Hockey League that result from acts or omissions of Cablevision. MSG provides Cablevision with indemnities with respect to liabilities, damages, costs and expenses arising out of any of (i) MSG’s businesses, (ii) any breach by MSG of its obligations under the Distribution Agreement; and (iii) any untrue statement or omission in the Form 10 registration statement or the information statement that is part of the Form 10 other than any such statement or omission relating to Cablevision and its subsidiaries.

Proxy Statement 2010 - Cablevision

In the Distribution Agreement, MSG releases Cablevision from any claims it might have arising out of:

•	the management of the businesses and affairs of Madison Square Garden on or prior to the Distribution;

•	the terms of the Distribution, MSG’s amended and restated certificate of incorporation, MSG’s by-laws and the other agreements entered into in connection with the Distribution; and

•	any decisions that have been made, or actions taken, relating to MSG or the Distribution.

The Distribution Agreement also provides that Cablevision will have the sole and absolute discretion to determine whether to proceed with the Distribution, including the form, structure and terms of any transactions to effect the Distribution and the timing of and satisfaction of conditions to the consummation of the Distribution.

The Distribution Agreement also provides for access to records and information, cooperation in defending litigation, as well as methods of resolution for certain disputes.

Transition Services Agreement

On January 12, 2010, the Company and MSG entered into a Transition Services Agreement under which, in exchange for the fees specified in such agreement, Cablevision agrees to provide transition services with regard to such areas as tax, information technology, insurance and employee recruiting, compensation and benefits. MSG will agree to provide transition services to Cablevision with regard to those information technology systems that MSG and Cablevision may share. Cablevision and MSG, as parties receiving services under the agreement, have agreed to indemnify the party providing services for losses incurred by such party that arise out of or are otherwise in connection with the provision by such party of services under the agreement, except to the extent that such losses result from the providing party’s gross negligence, willful misconduct or breach of its obligations under the agreement. Similarly, each party providing services under the agreement will agree to indemnify the party receiving services for losses incurred by such party that arise out of or are otherwise in connection with the indemnifying party’s provision of services under the agreement if such losses result from the providing party’s gross negligence, willful misconduct or breach of its obligations under the agreement.

Tax Disaffiliation Agreement

On January 12, 2010, the Company and MSG entered into a Tax Disaffiliation Agreement that governs their respective rights, responsibilities and obligations with respect to taxes and tax benefits, the filing of tax returns, the control of audits and other tax matters. References in this summary description of the Tax Disaffiliation Agreement to the terms “tax” or “taxes” mean taxes as well as any interest, penalties, additions to tax or additional amounts in respect of such taxes.

Proxy Statement 2010 - Cablevision

MSG and its eligible subsidiaries currently join with Cablevision in the filing of a consolidated return for U.S. federal income tax purposes and also join with Cablevision in the filing of certain consolidated, combined, and unitary returns for state, local, and other applicable tax purposes. However, for periods (or portions thereof) beginning after the Distribution, MSG generally will not join with Cablevision in the filing of any federal, state, local or other applicable consolidated, combined or unitary tax returns.

Under the Tax Disaffiliation Agreement, except for certain New York City income taxes, Cablevision will be responsible for all of MSG’s federal, state, local and other applicable income taxes for any taxable period or portion of such period ending on or before the date of the Distribution. MSG will be responsible for all other taxes (including certain New York City income taxes) for all taxable periods ending on or before the date of the Distribution, and all taxes that are attributable to MSG or one of its subsidiaries after the date of the Distribution.

Notwithstanding the Tax Disaffiliation Agreement, under U.S. Treasury Regulations, each member of a consolidated group is severally liable for the United States federal income tax liability of each other member of the consolidated group. Accordingly, with respect to periods in which MSG has been included in Cablevision’s consolidated group, MSG could be liable to the United States government for any United States federal income tax liability incurred, but not discharged, by any other member of such consolidated group. However, if any such liability were imposed, MSG would generally be entitled to be indemnified by Cablevision for tax liabilities allocated to Cablevision under the Tax Disaffiliation Agreement. MSG will be responsible for filing all tax returns for any period ending after the date of the Distribution that include MSG or one of its subsidiaries other than any consolidated, combined or unitary income tax return for periods after such date (if any) that includes MSG or one of its subsidiaries, on the one hand, and Cablevision or one of its subsidiaries (other than MSG or any of its subsidiaries), on the other hand. MSG also will be responsible for filing, for all periods, all returns related to certain New York City income taxes that include MSG or one of its subsidiaries. Where possible, MSG has waived the right to carry back any losses, credits, or similar items to periods ending prior to or on the date of the Distribution, however, if MSG cannot waive the right, MSG would be entitled to receive the resulting refund or credit, net of any taxes incurred by Cablevision with respect to the refund or credit.

Generally, MSG will have the authority to conduct all tax proceedings, including tax audits, relating to taxes or any adjustment to taxes for which MSG is responsible for filing a return under the Tax Disaffiliation Agreement, and Cablevision will have the authority to conduct all tax proceedings, including tax audits, relating to taxes or any adjustment to taxes for which Cablevision is responsible for filing a return under the Tax Disaffiliation Agreement. However, if one party acknowledges a liability to indemnify the other party for a tax to which such proceeding relates, and provides evidence to the other party of its ability to make such payment, the first-mentioned party will have the authority to conduct such proceeding. The Tax Disaffiliation Agreement further provides for cooperation between Cablevision and MSG

Proxy Statement 2010 - Cablevision

with respect to tax matters, the exchange of information and the retention of records that may affect the tax liabilities of the parties to the agreement.

Finally, the Tax Disaffiliation Agreement provides that none of Cablevision, MSG or any of their respective subsidiaries will take, or fail to take, any action where such action, or failure to act, would be inconsistent with or preclude the Distribution from qualifying as a tax-free transaction to Cablevision and to its stockholders under Section 355 of the Code, or would otherwise cause holders of Cablevision stock receiving MSG stock in the Distribution to be taxed as a result of the Distribution and certain transactions undertaken in connection with the Distribution. Additionally, for the two-year period following the Distribution, Cablevision and MSG may not engage in certain activities that may jeopardize the tax-free treatment of the Distribution to Cablevision and its stockholders, unless, in the case of MSG, MSG receives Cablevision’s consent or otherwise obtains a ruling from the IRS or a legal opinion, in either case reasonably satisfactory to Cablevision, that the activity will not alter the tax-free status of the Distribution to Cablevision and its stockholders.

Moreover, MSG must indemnify Cablevision and its subsidiaries, officers and directors for any taxes, resulting from action or failure to act, if such action or failure to act precludes the Distribution from qualifying as a tax-free transaction (including taxes imposed as a result of a violation of the restrictions set forth above). Cablevision must indemnify MSG and its subsidiaries, officers and directors for any taxes resulting from action or failure to act, if such action or failure to act precludes the Distribution from qualifying as a tax-free transaction (including taxes imposed as a result of a violation of the restrictions set forth above).

Employee Matters Agreement

Cablevision and MSG have entered into an Employee Matters Agreement that allocates assets, liabilities and responsibilities with respect to certain employee compensation and benefit plans and programs and certain other related matters. In general, MSG employees currently participate in various Cablevision retirement, health and welfare, and other employee benefit plans. After the Distribution, it is anticipated that MSG employees will generally participate in similar plans and arrangements established and maintained by MSG; however, MSG shall continue to be a participating company in certain Cablevision employee benefit plans during a transition period. Effective as of the date of the Distribution, MSG and Cablevision will each hold responsibility for their respective employees and compensation plans.

Other

In connection with the Distribution, Cablevision has and will enter into a number of commercial and technical arrangements and agreements with MSG. These will include arrangements for MSG’s use of equipment, offices and other premises, lease of transponders, provision of technical and transport services and vendor services, lease of titles in film and other libraries, access to technology, affiliation agreements with MSG programming services and for Cablevision’s sponsorship of MSG and its professional sports teams.

Proxy Statement 2010 - Cablevision

Certain Other Transactions

As described above under “Board of Directors and Committees — Committees — Other Committees,” and “Related Party Policy and Certain Transactions — Agreements Related to the MSG Distribution — Related Party Transaction Approval Policy,” an Independent Committee reviews and approves or takes such other action as it may deem appropriate with respect to transactions involving the Company and its subsidiaries, including CSC Holdings, on the one hand, and in which any director, officer, greater than 5% stockholder of the Company or any other “related person”, as defined in Item 404, has or will have a direct or indirect material interest. Similarly, an Independent Committee oversees approval of all transactions and arrangements between the Company and its subsidiaries, including CSC Holdings, on the one hand, and MSG and its subsidiaries, on the other hand, to the extent involving amounts in excess of the dollar threshold set forth in Item 404.

Charles D. Ferris, a director of the Company, is a non-equity partner in the law firm of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., which provides legal services to the Company and certain of its subsidiaries. In 2007, 2008 and 2009, the Company paid Mintz Levin approximately $3,983,968, $3,399,973 and $3,876,611, respectively, for legal services.

Since 2005, Charles Tese, the brother of Vincent Tese, a director of the Company, has been employed by Madison Square Garden, L.P., a former subsidiary of the Company, in a non-executive officer position. Mr. Charles Tese earned a salary of $106,295 and a bonus of $4,102 in 2009.

Patrick F. Dolan, a director of the Company and the President of News 12 Networks of the Company, earned a base salary of $278,868 and a bonus of $136,000 in 2009. The bonus was paid in 2010. Patrick F. Dolan is the son of Charles F. Dolan, the brother of James L. Dolan, Kathleen M. Dolan, Patrick F. Dolan, Deborah Dolan-Sweeney, Marianne Dolan Weber and the brother-in-law of Kristin A. Dolan, Brad Dorsogna and Brian G. Sweeney.

Brian G. Sweeney, a director of the Company and the Company’s Senior Vice President — eMedia, earned a base salary of $650,139 and a bonus of $357,000 in 2009. The bonus was paid in 2010. Mr. Sweeney is the son-in-law of Charles F. Dolan, the spouse of Deborah Dolan-Sweeney and the brother-in-law of James L. Dolan, Kathleen M. Dolan, Kristin A. Dolan, Patrick F. Dolan, Thomas C. Dolan, Marianne Dolan Weber and Brad Dorsogna.

Thomas C. Dolan, a director of the Company and Executive Vice President, Strategy and Development — Office of the Chairman earned a base salary of $750,000 and a bonus of $450,000 in 2009. The bonus was paid in 2010. Thomas C. Dolan is the son of Charles F. Dolan, the brother of James L. Dolan, Kathleen M. Dolan, Patrick F. Dolan, Deborah Dolan-Sweeney, Marianne Dolan Weber and the brother-in-law of Kristin A. Dolan, Brad Dorsogna and Brian G. Sweeney.

Proxy Statement 2010 - Cablevision

Rosemary E. Aigner is employed by the Company as a coordinator. Ms. Aigner is the mother of Kristin A. Dolan and the mother-in-law of James L. Dolan. She earned a base salary (including overtime) of $111,941 and a bonus of $3,255 in 2009.

Kristin A. Dolan is a Class B director nominee and a Senior Vice President of the Company. Ms. Dolan earned a base salary of $278,906 and a bonus of $154,000 in 2009. The bonus was paid in 2010. Kristin A. Dolan is the daughter-in-law of Charles F. Dolan, the spouse of James L. Dolan and the sister-in-law of Kathleen M. Dolan, Patrick F. Dolan, Thomas C. Dolan, Brad Dorsogna, Brian G. Sweeney, Deborah Dolan-Sweeney and Marianne Dolan Weber.

Edward Atwood is a Vice President Multimedia of the Company. Mr. Atwood earned a base salary of $245,446 and a bonus of $74,000 in 2009. The bonus was paid in 2010. Mr. Atwood is the brother-in-law of Charles F. Dolan.

Each of Patrick F. Dolan, Thomas C. Dolan, Brian G. Sweeney, Kristin A. Dolan and Edward Atwood also received long-term incentive awards in amounts equivalent to award amounts granted to other employees at the same respective grade level.

In November 2006, the Company entered into a time sharing agreement with each of Charles F. Dolan and James L. Dolan pursuant to which they may lease an aircraft from the Company for their personal use. The agreements provide for reimbursement to the Company for such usage at the maximum amount the Company legally may charge under Part 91 of the Federal Aviation Regulations (the “FAA Maximum Rate”). In 2009, Charles F. Dolan paid the Company $494,529 and James L. Dolan paid the Company $148,051 for the use of the aircraft under these agreements. In addition, Charles F. Dolan was imputed income for tax purposes related to certain personal flights where Standard Industry Fare Level rates published by the IRS exceeded the time share reimbursement.

In June 2007, the Company entered into a time sharing agreement with each of Hank J. Ratner and Thomas M. Rutledge pursuant to which they may lease an aircraft from the Company for their personal use. The agreements provide for reimbursement to the Company for such usage at a rate no greater than the FAA Maximum Rate. In 2009, Hank J. Ratner and Thomas M. Rutledge paid the Company $46,431 and $76,869, respectively, for the use of the aircraft under these agreements. In addition, Thomas M. Rutledge was imputed income for tax purposes related to certain personal flights where Standard Industry Fare Level rates published by the IRS exceeded the time share reimbursement.

The Company has time sharing agreements with an entity owned by Charles F. Dolan pursuant to which that entity may use helicopters owned by the Company and reimburses the Company for the usage at the FAA Maximum Rate. That entity paid the Company $1,067 for usage of the helicopters in 2009. The Company has an aircraft lease agreement with an entity owned by Patrick F. Dolan pursuant to which the Company may lease a helicopter owned by

Proxy Statement 2010 - Cablevision

that entity and an aircraft lease agreement with an entity owned by Charles F. Dolan and Patrick F. Dolan pursuant to which the Company may lease an aircraft owned by that entity, in each case at a fixed hourly cost for Company usage, if any. The Company paid the entities $4,563 and $2,265, respectively, for usage of the aircraft in 2009. Under aircraft management agreements, the Company also provides aircraft management services for those aircraft for a monthly management fee and reimbursement of certain costs and expenses, including hangar space. The entities paid the Company $24,760 and $120,530, respectively, for management of the aircraft in 2009. The Company leases excess hangar space to an entity owned by Charles F. Dolan for a monthly fee. That entity paid the Company $30,429 for lease of the hangar space and certain other costs and expenses in 2009.

In July 2009, an entity owned by Charles F. Dolan entered into a time sharing agreement with the Company pursuant to which the Company may lease a Gulfstream IV from the Dolan entity for its use. The agreement provides for reimbursement to the Dolan entity for such usage at a rate no greater than the FAA Maximum Rate. The Company made no payments to the entity in 2009. In connection with this aircraft, the Dolan entity entered into a management agreement with the Company whereby the Company provides aircraft management services for such aircraft for a monthly management fee and reimbursement of certain costs and expenses, including hangar space. The Dolan entity paid the Company $395,650 in 2009 for management of this aircraft.

Certain cable television programming content is produced for a subsidiary of the Company by a production company, which is owned by members of the Dolan family, including Charles F. Dolan, James L. Dolan and Brad Dorsogna. The Company paid the production company $1,480,184 for its services in 2009.

In addition to the services described above, from time to time, certain other services, including employee services, of the Company are made available to members of the Dolan family and to entities owned by members of the Dolan family. It is the Company’s policy to receive reimbursement for the costs of these services. In 2009, the Company received $622,456 in reimbursements for the costs of these services.

Conflicts of Interest

Charles F. Dolan and certain other principal officers of the Company and various affiliates of the Company are subject to certain conflicts of interest. These conflicts include, but are not limited to, the following:

Business Opportunities. Charles F. Dolan may from time to time be presented with business opportunities, which would be suitable for the Company and affiliates of the Company in which Mr. Dolan and his family have varying interests. Mr. Dolan has agreed that he will own and operate cable television systems only through the Company, except for cable television systems which the Company elects not to acquire under its right of first refusal. Mr. Dolan

Proxy Statement 2010 - Cablevision

will offer to the Company the opportunity to acquire or invest in any cable television system or franchise therefore or interest therein that is offered or available to him or certain Dolan family interests. If a majority of the members of the Board, who are not employees of the Company or any of its affiliates (the “Independent Directors”) rejects such offer, Mr. Dolan or such family interests may acquire or invest in such cable television system or franchise therefore or interest therein individually or with others on terms no more favorable to Mr. Dolan than those offered to the Company. Mr. Dolan’s interests in companies other than the Company, may conflict with his interest in the Company.

Except for the limitations on the ownership and operation of cable television systems as described above, Mr. Dolan is not subject to any contractual limitations with respect to his other business activities and may engage in programming and other businesses related to cable television. A significant portion of Mr. Dolan’s time may be spent, from time to time, in the management of such affiliates. Mr. Dolan will devote as much of his time to the business of the Company as is reasonably required to fulfill the duties of his office. Charles F. Dolan currently devotes substantially all of his time to the Company’s affairs.

In the event that Charles F. Dolan or certain Dolan family interests decides to offer (other than to certain Dolan family interests or an entity affiliated with Mr. Dolan) for sale for his, her or its account any of his, her or its ownership interests in any cable television system or franchise therefore, he, she or it will (subject to the rights of third parties existing at such time) offer such interest to the Company. Mr. Dolan or such Dolan family interests may elect to require that, if the Company accepts such offer, up to one-half of the consideration for such interests would consist of shares of Class B common stock, which shares will be valued at the prevailing market price of the Class A common stock and the remainder would consist, at the election of Mr. Dolan, of shares of Class A common stock and/or cash. If a majority of the Independent Directors rejects such offer, Mr. Dolan or such Dolan family interests may sell such interests to third parties on terms no more favorable to such third parties than those offered to the Company. Neither Charles F. Dolan nor any family interests currently owns interests in any cable television system or franchise therefore, other than through the Company. The provisions described in this paragraph are not applicable to the sale of any ownership interests in the Company.

Proxy Statement 2010 - Cablevision

STOCK OWNERSHIP TABLE

This table shows the number and percentage of shares of the Company’s Class A common stock and The Company’s Class B common stock owned of record and beneficially as of March 31, 2010 by each director and each executive officer of the Company named in the summary compensation table. The table also shows the name, address and the number and percentage of shares owned by persons beneficially owning more than five (5%) percent of any class based upon filings made by those persons with the Securities and Exchange Commission on or prior to March 31, 2010.

Name and Address	Title of Stock Class(1)	Beneficial Ownership(1)(2)	Percent of Class	Combined Voting Power of all Classes of Stock Beneficially Owned(1)(2)
Dolan Family Group(3)	Class A common stock	8,766,341	3.5%	69.5%
340 Crossways Park Drive	Class B common stock	54,354,251	100%
Woodbury, NY 11797
Charles F. Dolan(3)(4)(5)(6)(7)(8)(9)(10)(15)	Class A common stock	2,959,314	1.2%	31.6%
1111 Stewart Avenue	Class B common stock	24,807,559	45.6%
Bethpage, NY 11714
Helen A. Dolan(3)(4)(5)(6)(7)(8)(9)(10)(15)	Class A common stock	2,959,314	1.2%	31.6%
1111 Stewart Avenue	Class B common stock	24,807,559	45.6%
Bethpage, NY 11714
Charles F. Dolan 2008 Grantor Retained	Class A common stock	—	*	4.9%
Annuity Trust #2(3)(5)	Class B common stock	3,895,911	7.2%
340 Crossways Park Drive Woodbury, NY 11797
Charles F. Dolan 2009 Grantor Retained	Class A common stock	—	*	4.4%
Annuity Trust #1(3)(6)	Class B common stock	3,517,485	6.5%
340 Crossways Park Drive Woodbury, NY 11797
Charles F. Dolan 2009 Revocable Trust(3)(7)	Class A common stock	—	*	9.2%
340 Crossways Park Drive	Class B common stock	7,272,500	13.4%
Woodbury, NY 11797
Helen A. Dolan 2009 Grantor Retained	Class A common stock	—	*	3.8%
Annuity Trust #1(3)(9)	Class B common stock	3,025,686	5.6%
340 Crossways Park Drive Woodbury, NY 11797
Helen A. Dolan 2009 Revocable Trust(3)(10)	Class A common stock	—	*	4.9%
340 Crossways Park Drive	Class B common stock	3,900,000	7.2%
Woodbury, NY 11797
GAMCO Investors, Inc.(11)	Class A common stock	19,217,957	7.6%	2.4%
GAMCO Asset Management Inc.	Class B common stock	—	—
One Corporate Center
Rye, NY 10580
ClearBridge Advisors, LLC(12)	Class A common stock	23,890,348	9.5%	3.0%
620 8th Avenue	Class B common stock	—	—
New York, NY 10018
T. Rowe Price Associates, Inc.(13)	Class A common stock	36,829,927	14.7%	4.6%
100 East Pratt Street	Class B common stock	—	—
Baltimore, MD 21202

Proxy Statement 2010 - Cablevision

Name and Address	Title of Stock Class(1)	Beneficial Ownership(1)(2)	Percent of Class	Combined Voting Power of all Classes of Stock Beneficially Owned(1)(2)
M.A.M. Investments Ltd.(14)	Class A common stock	16,697,089	6.6%	2.1%
Marathon Asset Management (Services) Ltd.	Class B common stock	—	—
Marathon Asset Management LLC
William Arah, Neil Ostrer, Jeremey Hosking
Orion House, 5 Upper St. Martin’s Lane
London, United Kingdom WC2H 9EA
Rand V. Araskog(16)(17)	Class A common stock	83,000	*	*
	Class B common stock	—	—
Frank J. Biondi(16)(17)	Class A common stock	8,230	*	*
	Class B common stock	—	—
Zachary W. Carter(16)(17)	Class A common stock	—	*	*
	Class B common stock	—	—
James L. Dolan(3)(15)(18)(20)(37)	Class A common stock	2,242,042	*	4.9%
	Class B common stock	3,707,834	6.8%
Kathleen M. Dolan(3)(17)(19)(23)(32)(33)(34)(35)(36)(37)	Class A common stock	1,101,299	*	27.9%
	Class B common stock	22,056,668	40.6%
Kristin A. Dolan(15)(18)(20)(37)	Class A common stock	2,242,042	*	4.9%
	Class B common stock	3,707,834	6.8%
Patrick F. Dolan(3)(15)(21)(35)	Class A common stock	357,379	*	4.5%
	Class B common stock	3,544,063	6.5%
Thomas C. Dolan(3)(15)(22)(36)	Class A common stock	344,115	*	4.7%
	Class B common stock	3,707,834	6.8%
Brad Dorsogna(17)(19)(23)(32)(33)(34)(35)(36)(37)	Class A common stock	1,101,299	*	27.9%
	Class B common stock	22,056,668	40.6%
Charles D. Ferris(16)(17)	Class A common stock	97,555	*	*
	Class B common stock	—	—
Michael P. Huseby(15)	Class A common stock	304,847	*	*
	Class B common stock	—	—
Thomas V. Reifenheiser(16)(17)	Class A common stock	46,000	*	*
	Class B common stock	—	—
Thomas M. Rutledge(15)	Class A common stock	864,488	*	*
	Class B common stock	—	—
John R. Ryan(16)(17)	Class A common stock	44,820	*	*
	Class B common stock	—	—
Brian G. Sweeney(15)(17)(24)(25)(33)	Class A common stock	341,265	*	4.7%
	Class B common stock	3,675,924	6.8%
Deborah A. Dolan-Sweeney(3)(15)(17)(24)(25)(33)	Class A common stock	341,265	*	4.7%
	Class B common stock	3,675,924	6.8%
Vincent Tese(16)(17)	Class A common stock	43,098	*	*
	Class B common stock	—	—
Leonard Tow(16)(17)	Class A common stock	8,000	*	*
	Class B common stock	—	—
Marianne Dolan Weber(3)(16)(17)(26)(34)	Class A common stock	213,337	*	4.5%
	Class B common stock	3,563,208	6.6%
All executive officers and directors as a	Class A common stock	9,465,723	3.8%	60.2%
group 25 Persons(4)(5)(6)(7)(8)(9)(10)(15) (16)(17)(18)(19)(20)(21)(22)(23)(24)(25)(26) (32)(33)(34)(35)(36)(37)	Class B common stock	46,864,227	86.2%

Proxy Statement 2010 - Cablevision

Name and Address	Title of Stock Class(1)	Beneficial Ownership(1)(2)	Percent of Class	Combined Voting Power of all Classes of Stock Beneficially Owned(1)(2)
Paul J. Dolan(3)(27)(32)(37)	Class A common stock	835,438	*	9.4%
100 Corporate Place, Suite 150	Class B common stock	7,383,758	13.6%
Chardon, OH 44024
Mary S. Dolan(3)(28)(32)(34)	Class A common stock	428,499	*	9.1%
300 So. Riverside Plaza, Suite 1480	Class B common stock	7,219,987	13.3%
Chicago, IL 60606
Matthew J. Dolan(3)(29)(34)(36)	Class A common stock	359,353	*	9.2%
231 Main Street Court House Annex	Class B common stock	7,271,042	13.4%
Chardon, OH 44024
Lawrence J. Dolan(3)(30)	Class A common stock	324,086	*	9.5%
Progressive Field 2401 Ontario St.	Class B common stock	7,490,024	13.8%
Cleveland, Ohio 44115
David M. Dolan(3)(31)	Class A common stock	1,557,680	*	9.6%
7 Glenmaro Lane	Class B common stock	7,490,024	13.8%
St. Louis, MO 63131
Charles F. Dolan Children Trust(3)(32)	Class A common stock	191,456	*	4.6%
fbo Kathleen M. Dolan	Class B common stock	3,675,594	6.8%
Charles F. Dolan Children Trust(3)(33)	Class A common stock	191,456	*	4.6%
fbo Deborah A. Dolan-Sweeney	Class B common stock	3,675,594	6.8%
Charles F. Dolan Children Trust(3)(34)	Class A common stock	191,456	*	4.5%
fbo Marianne Dolan Weber	Class B common stock	3,563,208	6.6%
Charles F. Dolan Children Trust(3)(35)	Class A common stock	191,456	*	4.5%
fbo Patrick F. Dolan	Class B common stock	3,544,063	6.5%
Charles F. Dolan Children Trust(3)(36)	Class A common stock	159,547	*	4.7%
fbo Thomas C. Dolan	Class B common stock	3,707,834	6.8%
Charles F. Dolan Children Trust(3)(37)	Class A common stock	159,547	*	4.7%
fbo James L. Dolan	Class B common stock	3,707,834	6.8%

*	Less than 1%

(1)	Beneficial ownership of a security consists of sole or shared voting power (including the power to vote or direct the vote) and/or sole or shared investment power (including the power to dispose or direct the disposition) with respect to the security through any contract, arrangement, understanding and relationship or otherwise. Unless indicated, beneficial ownership disclosed consists of sole voting and investment power. Beneficial ownership of Class A common stock is exclusive of the shares of Class A common stock that are issuable upon conversion of shares of Class B common stock.

(2)	Shares of Class B common stock are convertible into shares of Class A common stock at the option of the holder on a share for share basis. The holder of one share of Class A common stock has one vote per share at a meeting of our stockholders and the holder of one share of Class B common stock has 10 votes per share at a meeting of our stockholders, except in the separate elections of directors. Holders of Class A common stock have the right to elect 25% of the Board of Directors rounded up to the nearest whole director and the holders of Class B common stock have the right to elect the remaining members of the Board of Directors.

(3)	Members of the Dolan family have formed a “group” for purposes of Section 13(d) of the Securities Exchange Act of 1934. The members of this group (the “Group Members”) are: Charles F. Dolan,

Proxy Statement 2010 - Cablevision

individually and as a trustee of the Charles F. Dolan 2009 Revocable Trust (the CFD 2009 Trust”), the Charles F. Dolan 2008 Grantor Retained Annuity Trust #2 (the “2008 GRAT #2”), the Charles F. Dolan 2009 Grantor Retained Annuity Trust #1 (the “2009 GRAT #1”), the Charles F. Dolan 2009 Grantor Retained Annuity Trust #2 (the “2009 GRAT #2”), the Charles F. Dolan 2009 Grantor Retained Annuity Trust #3 (the “2009 GRAT #3”) and the Charles F. Dolan 2010 Grantor Retained Annuity Trust #1 (the “2010 GRAT #1”); Helen A. Dolan, individually and as a trustee of the Helen A. Dolan 2009 Revocable Trust (the HAD 2009 Trust”), the Helen A. Dolan 2009 Grantor Retained Annuity Trust #1 (the “HAD 2009 GRAT #1”), the Helen A. Dolan 2009 Grantor Retained Annuity Trust #2 (the “HAD 2009 GRAT #2”) and the Helen A. Dolan 2010 Grantor Retained Annuity Trust #1; James L. Dolan; Thomas C. Dolan; Patrick F. Dolan; Kathleen M. Dolan, individually and as a co-trustee of the Charles F. Dolan Children Trust fbo Kathleen M. Dolan, the Charles F. Dolan Children Trust fbo Deborah Dolan-Sweeney, the Charles F. Dolan Children Trust fbo Marianne Dolan Weber, the Charles F. Dolan Children Trust fbo Patrick F. Dolan, the Charles F. Dolan Children Trust fbo Thomas C. Dolan and the Charles F. Dolan Children Trust fbo James L. Dolan (collectively, the “Dolan Children Trusts”) and as trustee of the Charles Dolan 1989 Trust (for the benefit of Charles P. Dolan), the Ryan Dolan 1989 Trust and the Tara Dolan 1989 Trust; Marianne Dolan Weber; Deborah A. Dolan-Sweeney; Lawrence J. Dolan, as a co-trustee of the Charles F. Dolan 2009 Family Trust fbo Patrick F. Dolan, the Charles F. Dolan 2009 Family Trust fbo Thomas C. Dolan, the Charles F. Dolan 2009 Family Trust fbo James L. Dolan, the Charles F. Dolan 2009 Family Trust fbo Marianne Dolan Weber, the Charles F. Dolan 2009 Family Trust fbo Kathleen M. Dolan and the Charles F. Dolan 2009 Family Trust fbo Deborah Dolan-Sweeney (collectively, the “2009 Family Trusts”); David M. Dolan, as a co-trustee of 2009 Family Trusts; Paul J. Dolan, as a co-trustee of the Dolan Children Trusts fbo Kathleen M. Dolan and James L. Dolan; Matthew J. Dolan, as a co-trustee of the Dolan Children Trusts fbo Marianne Dolan Weber and Thomas C. Dolan; and Mary S. Dolan, as a co-trustee of the Dolan Children Trusts fbo Deborah A. Dolan-Sweeney and Patrick F. Dolan. The Group Members may be deemed to beneficially own an aggregate of 63,120,592 shares of Class A common stock as a result of their beneficial ownership of (i) 8,766,341 shares of Class A common stock (including 965,000 shares of restricted stock and 2,377,084 shares of Class A common stock issuable upon the exercise of options granted pursuant to the Company’s Employee Stock Plan, which on March 31, 2010, were unexercised but were exercisable within a period of 60 days) and (ii) 54,354,251 shares of Class A common stock issuable upon conversion of an equal number of shares of Class B common stock. See footnotes (4) through (10) and (15) through (37).

(4)

Charles F. Dolan may be deemed to have the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 1,769,964 shares of Class A common stock (including 403,900 unvested shares of restricted stock and 1,212,167 shares of Class A common stock issuable upon exercise of options which on March 31, 2010 were unexercised but were exercisable within a period of 60 days), owned personally, 7,272,500 shares of Class A common stock issuable upon conversion of an equal number of shares of Class B common stock owned by the CFD 2009 Trust, 3,895,911 shares of Class A common stock issuable upon conversion of an equal number of shares of Class B common stock owned by the 2008 GRAT #2, 3,517,485 shares of Class A common stock issuable upon conversion of an equal number of shares of Class B common stock owned by the 2009 GRAT #1, 779,676 shares of Class A common stock issuable upon conversion of an equal number of shares of Class B common stock owned by the 2009 GRAT #2,721,132 shares of Class A common stock issuable upon conversion of an equal number of shares of Class B common stock owned by the 2009 GRAT #3 and 820,855 shares of Class A common stock issuable upon conversion of an equal number of shares of Class B common stock owned by the 2010 GRAT #1 and the shared power to vote or direct the vote of and to dispose of or direct the disposition of 3,900,000 shares of Class A common stock issuable upon conversion of an equal number of shares of Class B common stock owned by the HAD 2009 Trust, 3,025,686 shares of Class A common stock issuable upon conversion of an equal

Proxy Statement 2010 - Cablevision

number of shares of Class B common stock owned by the HAD 2009 GRAT #1,401,023 shares of Class A common stock issuable upon conversion of an equal number of shares of Class B common stock owned by the HAD 2009 GRAT #2, 473,291 shares of Class A common stock issuable upon conversion of an equal number of shares of Class B common stock owned by the HAD 2010 GRAT #1 and 1,189,350 shares of Class A common stock owned by the Dolan Family Foundation. He disclaims beneficial ownership of the 1,189,350 shares of Class A common stock owned by the Dolan Family Foundation, 3,900,000 shares of Class A common stock issuable upon conversion of an equal number of shares of Class B common stock owned by the HAD 2009 Trust, 3,025,686 shares of Class A common stock issuable upon conversion of an equal number of shares of Class B common stock owned by the HAD 2009 GRAT #1, 401,023 shares of Class A common stock issuable upon conversion of an equal number of shares of Class B common stock owned by the HAD 2009 GRAT #2 and 473,291 shares of Class A common stock issuable upon conversion of an equal number of shares of Class B common stock owned by the HAD 2010 GRAT #1. See footnotes (5),(6),(7),(8),(9),(10) and (15).

(5)	Includes 3,895,911 shares of Class A common stock issuable upon conversion of an equal number of shares of Class B common stock owned by the 2008 GRAT #2. The 2008 GRAT #2 was established on December 16, 2008 by Charles F. Dolan for estate planning purposes. Charles F. Dolan, as trustee of the 2008 GRAT #2, has the sole power to vote and dispose of such shares. For two years, the 2008 #2 GRAT will pay to Charles F. Dolan and in the event of his death, to his estate, a certain percentage of the fair market value of the property initially contributed to the 2008 GRAT #2. If Charles F. Dolan is living at the expiration of the term of the 2008 GRAT #2, the remainder will pass into another trust for the benefit of the descendants of Charles F. Dolan. If Charles F. Dolan is not living at the expiration of the term of the 2008 GRAT #2, the then principal of the 2008 GRAT #2 will pass to his estate.

(6)	Includes 3,517,485 shares of Class A common stock issuable upon conversion of an equal number of shares of Class B common stock owned by the 2009 GRAT #1. The 2009 GRAT #1 was established on February 11, 2009 by Charles F. Dolan for estate planning purposes. Charles F. Dolan, as trustee of the 2009 GRAT #1, has the sole power to vote and dispose of such shares. For two years, the 2009 GRAT #1 will pay to Charles F. Dolan and in the event of his death, to his estate, a certain percentage of the fair market value of the property initially contributed to the 2009 GRAT #1. If Charles F. Dolan is living at the expiration of the term of the 2009 GRAT #1, the remainder will pass into another trust for the benefit of the descendants of Charles F. Dolan. If Charles F. Dolan is not living at the expiration of the term of the 2009 GRAT #1, the then principal of the 2009 GRAT #1 will pass to his estate.

(7)	Includes 7,272,500 shares of Class A common stock issuable upon conversion of an equal number of shares of Class B common stock owned by the CFD 2009 Trust. The CFD 2009 Trust was established on November 3, 2009 by Charles F. Dolan for estate planning purposes. Charles F. Dolan, as trustee of the CFD 2009 Trust, has the sole power to vote and dispose of such shares.

(8)

Helen A. Dolan may be deemed to have the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 3,900,000 shares of Class A common stock issuable upon conversion of an equal number of shares of Class B common stock owned by the HAD 2009 Trust, 3,025,686 shares of Class A common stock issuable upon conversion of an equal number of shares of Class B common stock owned by the HAD 2009 GRAT #1, 401,023 shares of Class A common stock issuable upon conversion of an equal number of shares of Class B common stock owned by the HAD 2009 GRAT #2 and 473,291 shares of Class A common stock issuable upon conversion of an equal number of shares of Class B common stock owned by the HAD 2010 GRAT #1 and the shared power to vote or direct the vote of and to dispose of or direct the disposition of 1,189,350 shares of Class A common stock owned by the Dolan Family Foundation, 1,769,964 shares of Class A common stock (including 403,900 unvested shares of restricted stock and 1,212,167 shares of Class A common stock issuable

Proxy Statement 2010 - Cablevision

upon exercise of options which on March 31, 2010 were unexercised but were exercisable within a period of 60 days) owned personally by her spouse, Charles F. Dolan, 7,272,500 shares of Class A common stock issuable upon conversion of an equal number of shares of Class B common stock owned by the CFD 2009 Trust, 3,895,911 shares of Class A common stock issuable upon conversion of an equal number of shares of Class B common stock owned by the 2008 GRAT #2, 3,517,485 shares of Class A common stock issuable upon conversion of an equal number of shares of Class B common stock owned by the 2009 GRAT #1, 779,676 shares of Class A common stock issuable upon conversion of an equal number of shares of Class B common stock owned by the 2009 GRAT #2, 721,132 shares of Class A common stock issuable upon conversion of an equal number of shares of Class B common stock owned by the 2009 GRAT #3 and 820,855 shares of Class A common stock issuable upon conversion of an equal number of shares of Class B common stock owned by the 2010 GRAT #1. She disclaims beneficial ownership of the 1,189,350 shares of Class A common stock owned by the Dolan Family Foundation, 1,769,964 shares of Class A common stock (including 403,900 unvested shares of restricted stock and 1,212,167 shares of Class A common stock issuable upon exercise of options which on March 31, 2010 were unexercised but were exercisable within a period of 60 days) owned personally by her spouse, 7,272,500 shares of Class A common stock issuable upon conversion of an equal number of shares of Class B common stock owned by the CFD 2009 Trust, 3,895,911 shares of Class A common stock issuable upon conversion of an equal number of shares of Class B common stock owned by the 2008 GRAT #2, 3,517,485 shares of Class A common stock issuable upon conversion of an equal number of shares of Class B common stock owned by the 2009 GRAT #1, 779,676 shares of Class A common stock issuable upon conversion of an equal number of shares of Class B common stock owned by the 2009 GRAT #2, 721,132 shares of Class A common stock issuable upon conversion of an equal number of shares of Class B common stock owned by the 2009 GRAT #3, 820,855 shares of Class A common stock issuable upon conversion of an equal number of shares of Class B common stock owned by the 2010 GRAT #1. See footnotes (4),(5),(6),(7),(9),(10) and (15).

(9)	Includes 3,025,686 shares of Class A common stock issuable upon conversion of an equal number of shares of Class B common stock owned by the HAD 2009 GRAT #1. The HAD 2009 GRAT #1 was established on April 23, 2009 by Helen A. Dolan for estate planning purposes. Helen A. Dolan, as trustee of the HAD 2009 GRAT #1, has the sole power to vote and dispose of such shares. For two years, the 2009 GRAT #1 will pay to Helen A. Dolan, and in the event of her death, to her estate, a certain percentage of the fair market value of the property initially contributed to the HAD 2009 GRAT #1. If Helen A. Dolan is living at the expiration of the term of the HAD 2009 GRAT #1, the remainder will pass into another trust for the benefit of her descendants. If Helen A. Dolan is not living at the expiration of the term of the HAD 2009 GRAT #1, the then principal of the HAD 2009 GRAT #1 will pass to her estate.

(10)	Includes 3,900,000 shares of Class A common stock issuable upon conversion of an equal number of shares of Class B common stock owned by the HAD 2009 Trust. The HAD 2009 Trust was established on November 3, 2009 by Helen A. Dolan for estate planning purposes. Helen A. Dolan, as trustee of the HAD 2009 Trust, has the sole power to vote and dispose of such shares.

(11)	The Company has been informed that certain operating subsidiaries of GAMCO Investors, Inc. beneficially held, or exercised investment discretion over various institutional accounts which held an aggregate of 19,217,957 shares of Class A common stock as of March 5, 2009.

(12)	The Company has been informed that ClearBridge Advisors, LLC, an investment adviser, held sole voting power over 19,225,983 shares of Class A common stock and sole dispositive power over 23,890,348 shares of Class A common stock as of December 31, 2009.

Proxy Statement 2010 - Cablevision

(13)	The Company has been informed that T. Rowe Price Associates, Inc. (“Price Associates”) held sole voting power over 7,899,931 and sole dispositive power over 36,829,927 shares of Class A common stock as of December 31, 2009. These securities are owned by various individual and institutional investors, which Price Associates serves as investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.

(14)	The Company has been informed that M.A.M. Investments Ltd., Marathon Asset Management (Services) Ltd., Marathon Asset Management LLP, William James Arah, Jeremy John Hosking and Neil Mark Ostrer (collectively, “Marathon”) held as a group in accordance with Rule 13d-1(b)(1)(ii)(J) 16,697,089 shares of Class A common stock. Marathon held sole voting and dispositive power over 685,000 shares of Class A common stock, shared voting power over 11,651,210 shares of Class A common stock and shared dispositive power over 16,012,089 shares of Class A common stock as of December 31, 2009. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Marathon is deemed to be the beneficial owner of such securities; however, Marathon expressly disaffirms membership in any group under Rule 13d-5 under the Securities Exchange Act of 1934, as amended.

(15)	Includes shares of Class A common stock issuable upon the exercise of options granted pursuant to the Company’s 2006 Employee Stock Plan and predecessor plans, which on March 31, 2010, were unexercised but were exercisable within a period of 60 days. These amounts include the following number of shares of Class A common stock for the following individuals: Mr. Charles F. Dolan 1,212,167; Mr. James L. Dolan 1,106,100; Mr. Patrick F. Dolan 22,122; Mr. Thomas C. Dolan 0; Mr. Rutledge 0; Mr. Huseby 159,233; and Mr. Sweeney 28,695; all executive officers and directors as a group 2,695,059.

(16)	Includes shares of Class A common stock issuable upon the exercise of options granted pursuant to the Company’s 2006 Stock Plan for Non-Employee Directors and predecessor plans. These amounts include the following number of shares of Class A common stock for the following individuals: Mr. Araskog 0; Mr. Biondi 8,000; Mr. Carter 0; Mr. Ferris 40,121; Mr. Reifenheiser 16,000; Mr. Ryan 16,000; Mr. Tese 40,121; Dr. Tow 8,000 and Ms. Dolan Weber 8,000.

(17)	Does not include restricted stock units granted under the Company’s 2006 Stock Plan for Non-Employee Directors and predecessor plans. These amounts include the following number of restricted stock units for the following individuals: Mr. Araskog 16,578; Mr. Biondi 16,578; Mr. Carter 13,015; Mr. Ferris 20,327; Mr. Reifenheiser 20,327; Mr. Ryan 20,327; Mr. Tese 20,327; Dr. Tow 16,578; Ms. Kathleen Dolan 9,940, Ms. Deborah Dolan-Sweeney 5,708, Mr. Brad Dorsogna 5,708 and Ms. Dolan Weber 16,578.

(18)

James L. Dolan may be deemed to have the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 2,031,950 shares of Class A common stock (including 399,600 unvested shares of restricted stock and 1,106,100 shares of Class A common stock issuable upon exercise of options which on March 31, 2010 were unexercised but were exercisable within a period of 60 days) and 8,500 shares of Class A common stock held as custodian for his children and the shared power to vote or direct the vote of and to dispose of or direct the disposition of 31,886 shares of Class A common stock (including 26,700 unvested shares of restricted stock and 1,606 shares of Class A common stock held in the Cablevision 401(k) Savings Plan’s Cablevision Stock Fund) owned by his spouse, Kristin A. Dolan, 5,000 shares of Class A common stock owned jointly with his spouse, an aggregate of 5,159 shares of Class A common stock held by his children and 159,547 shares of Class A

Proxy Statement 2010 - Cablevision

common stock and 3,707,834 shares of Class A common stock issuable upon conversion of an equal number of shares of Class B common stock owned by the Dolan Children Trust for his benefit. He disclaims beneficial ownership of an aggregate 13,659 shares of Class A common stock owned by his children, the 26,700 unvested shares of restricted stock and 1,606 shares of Class A common stock held in the Cablevision 401(k) Savings Plan’s Cablevision Stock Fund owned by his spouse, the 159,547 shares of Class A common stock and 3,707,834 shares of Class A common stock issuable upon conversion of an equal number of shares of Class B common stock owned by the Dolan Children Trust for his benefit.

(19)	Kathleen M. Dolan may be deemed to have the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 6,381 shares of Class A common stock owned personally, 5,000 shares of Class A common stock held as custodian for her children and an aggregate of 181,881 shares of Class A common stock issuable upon the conversion of an equal number of shares of Class B common stock owned by the Charles Dolan 1989 Trust (for the benefit of Charles P. Dolan), the Ryan Dolan 1989 Trust, the Tara Dolan 1989 Trust for which she serves as trustee and the shared power to vote or direct the vote of and to dispose of or direct the disposition of 5,000 shares of Class A common stock owned jointly with her spouse, Brad Dorsogna, an aggregate of 1,084,918 shares of Class A common stock owned by the Dolan Children Trusts of which 191,456 shares are held for her benefit and an aggregate of 21,874,787 shares of Class A common stock issuable upon conversion of an equal number of shares of Class B common stock owned by the Dolan Children Trusts of which 3,675,924 shares are held for her benefit and for which she serves as co-trustee. She disclaims beneficial ownership of 5,000 shares of Class A common stock held as custodian for her children, an aggregate of 181,881 shares of Class A common stock issuable upon the conversion of an equal number of shares of Class B common stock owned by the Charles Dolan 1989 Trust (for the benefit of Charles P. Dolan), the Ryan Dolan 1989 Trust, the Tara Dolan 1989 Trust for which she serves as trustee, an aggregate 1,084,918 shares of Class A common stock owned by the Dolan Children Trusts for which 191,456 shares are held for her benefit and an aggregate of 21,874,787 shares of Class A common stock issuable upon conversion of an equal number of shares of Class B common stock owned by the Dolan Children Trusts of which 3,675,924 shares are held for her benefit and for which she serves as co-trustee.

(20)	Kristin A. Dolan may be deemed to have the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 31,886 shares of Class A common stock (including 26,700 unvested shares of restricted stock and 1,606 shares of Class A common stock held in the Cablevision 401(k) Savings Plan’s Cablevision Stock Fund) owned personally, and the shared power to vote or direct the vote of and to dispose of or direct the disposition of 2,031,950 shares of Class A common stock (including 399,600 unvested shares of restricted stock and 1,106,100 shares of Class A common stock issuable upon exercise of options which on March 31, 2010 were unexercised but were exercisable within a period of 60 days) owned by her spouse, James L. Dolan, 5,000 shares of Class A common stock owned jointly with her spouse, an aggregate of 8,500 shares of Class A common stock held by her spouse as custodian for her children, an aggregate of 5,159 shares of Class A common stock held by her children and 159,547 shares of Class A common stock and 3,707,834 shares of Class A common stock issuable upon conversion of an equal number of shares of Class B common stock owned by the Dolan Children Trust for the benefit of her spouse. She disclaims beneficial ownership of an aggregate 13,659 shares of Class A common stock owned by her children, the 2,031,950 shares of Class A common stock (including 399,600 unvested shares of restricted stock and 1,106,100 shares of Class A common stock issuable upon exercise of options which on March 31, 2010 were unexercised but were exercisable within a period of 60 days) owned by her spouse and the 159,547 shares of Class A common stock and 3,707,834 shares of Class A common stock issuable upon conversion of an equal number of shares of Class B common stock owned by the Dolan Children Trust for the benefit of her spouse.

Proxy Statement 2010 - Cablevision

(21)	Patrick F. Dolan may be deemed to have the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 153,695 shares of Class A common stock (including 37,700 unvested shares of restricted stock and 22,122 shares of Class A common stock issuable upon exercise of options which on March 31, 2010 were unexercised but were exercisable within a period of 60 days) owned personally and the shared power to vote or direct the vote of and to dispose of or to direct the disposition of 2,228 shares of Class A common stock owned by the Daniel P. Mucci Trust for which he serves as co-trustee, 5,000 shares of Class A common stock owned jointly with his spouse, an aggregate of 5,000 shares of Class A common stock owned by his children and 191,456 shares of Class A common stock and 3,544,063 shares of Class A common stock issuable upon conversion of an equal number of shares of Class B common stock owned by the Dolan Children Trust for his benefit. He disclaims beneficial ownership of the 2,228 shares of Class A common stock owned by the Daniel P. Mucci Trust for which he serves as co-trustee, an aggregate of 5,000 shares of Class A common stock owned by his children and 191,456 shares of Class A common stock and 3,544,063 shares of Class A common stock issuable upon conversion of an equal number of shares of Class B common stock owned by the Dolan Children Trust for his benefit.

(22)	Thomas C. Dolan may be deemed to have the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 184,568 shares of Class A common stock (including 59,400 unvested shares of restricted stock) owned personally and the shared power to vote or direct the vote of and to dispose of or to direct the disposition of 159,547 shares of Class A common stock and 3,707,834 shares of Class A common stock issuable upon conversion of an equal number of shares of Class B common stock owned by the Dolan Children Trust for his benefit. He disclaims beneficial ownership of the 159,547 shares of Class A common stock and 3,707,834 shares of Class A common stock issuable upon conversion of an equal number of shares of Class B common stock owned by the Dolan Children Trust for his benefit.

(23)	Brad Dorsogna may be deemed to have the shared power to vote or direct the vote of and to dispose of or direct the disposition of 6,381 shares of Class A common stock owned by his spouse, Kathleen M. Dolan, 5,000 shares of Class A common stock owned jointly with his spouse, 5,000 shares of Class A common stock held by his spouse as custodian for their children, an aggregate of 1,084,918 shares of Class A common stock owned by the Dolan Children Trusts of which 191,456 shares are held for his spouse’s benefit and for which she serves as co-trustee and an aggregate of 22,056,668 shares of Class A common stock issuable upon conversion of an equal number of shares of Class B common stock owned by the Charles Dolan 1989 Trust (for the benefit of Charles P. Dolan), the Ryan Dolan 1989 Trust, the Tara Dolan 1989 Trust and the Dolan Children Trusts of which 3,675,924 shares are held for his spouse’s benefit and for which she serves as trustee and/or co-trustee. He disclaims beneficial ownership of 6,381 shares of Class A common stock directly owned by his spouse, 5,000 shares of Class A common stock held by his spouse as custodian for their children, an aggregate of 1,084,918 shares of Class A common stock owned by the Dolan Children Trusts of which 191,456 shares are held for his spouse’s benefit and for which she serves as co-trustee and an aggregate of 22,056,668 shares of Class A common stock issuable upon conversion of an equal number of shares of Class B common stock owned by the Charles Dolan 1989 Trust (for the benefit of Charles P. Dolan), the Ryan Dolan 1989 Trust, the Tara Dolan 1989 Trust and the Dolan Children Trusts of which 3,675,924 shares are held for his spouse’s benefit and for which she serves as trustee and/or co-trustee.

(24)

Brian G. Sweeney may be deemed to have the sole power to vote or direct the vote of and dispose or direct the disposition of 124,928 shares of Class A common stock (including 58,533 shares of Class A common stock, 37,700 unvested shares of restricted stock and 28,695 shares of Class A common stock issuable upon exercise of options which on March 31, 2010 were unexercised but were exercisable within a period of 60 days) owned personally and the shared power to vote or direct the vote of and to

Proxy Statement 2010 - Cablevision

dispose of or direct the disposition of 8,881 shares of Class A common stock owned by his spouse, Deborah A. Dolan-Sweeney, an aggregate of 16,000 shares Class A common stock held in trusts for his children for which he serves as co-trustee and 191,456 shares of Class A common stock and 3,675,924 shares of Class A common stock issuable upon conversion of an equal number of shares of Class B common stock owned by the Dolan Children Trust for the benefit of his spouse. He disclaims beneficial ownership of the 8,881 shares of Class A common stock owned by his spouse, the 16,000 shares of Class A common stock held in trusts for his children for which he serves as co-trustee and the 191,456 shares of Class A common stock and 3,675,924 shares of Class A common stock issuable upon conversion of an equal number of shares of Class B common stock owned by the Dolan Children Trust for the benefit of his spouse.

(25)	Deborah A. Dolan-Sweeney may be deemed to have the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 8,881 shares of Class A common stock owned personally and the shared power to vote or direct the vote of and to dispose of or direct the disposition of 124,928 shares of Class A common stock (including 58,533 shares of Class A common stock, 37,700 unvested shares of restricted stock and 28,695 shares of Class A common stock issuable upon exercise of options which on March 31, 2010 were unexercised but were exercisable within a period of 60 days) owned by her spouse, Brian G. Sweeney, an aggregate of 16,000 shares of Class A common stock held in trusts for her children for which her spouse serves as co-trustee and 191,456 shares of Class A common stock and 3,675,924 shares of Class A common stock issuable upon conversion of an equal number of shares of Class B common stock owned by the Dolan Children Trust for her benefit. She disclaims beneficial ownership of the 124,928 shares of Class A common stock (including 37,700 unvested shares of restricted stock and 28,695 shares of Class A common stock issuable upon exercise of options which on March 31, 2010 were unexercised but were exercisable within a period of 60 days) owned by her spouse, the 16,000 shares of Class A common stock held in trusts for her children for which her spouse serves as co-trustee and the 191,456 shares of Class A common stock and 3,675,924 shares of Class A common stock issuable upon conversion of an equal number of shares of Class B common stock owned by the Dolan Children Trust for her benefit.

(26)	Marianne Dolan Weber may be deemed to have the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 8,881 shares of Class A common stock owned personally and the shared power to vote or direct the vote of and to dispose of or direct the disposition of 2,500 shares of Class A common stock owned by her spouse, 2,500 shares of Class A common stock owned by her child and 191,456 shares of Class A common stock and 3,563,208 shares of Class A common stock issuable upon conversion of an equal number of shares of Class B common stock owned by the Dolan Children Trust for her benefit. She disclaims beneficial ownership of the 2,500 shares of Class A common stock owned by her spouse, the 2,500 shares of Class A common stock owned by her child and the 191,456 shares of Class A common stock and 3,563,208 shares of Class A common stock issuable upon conversion of an equal number of shares of Class B common stock owned by the Dolan Children Trust for her benefit.

(27)

Paul J. Dolan may be deemed to have the sole power to vote or direct the vote of and to dispose of or to direct the disposition of an aggregate of 16,236 shares of Class A common stock held as custodian for his children, 448,770 shares of Class A common stock owned by the CFD Trust No. 10 and the shared power to vote or direct the vote of and to dispose of or direct the disposition of 19,429 shares of Class A common stock owned jointly with his spouse, an aggregate of 351,003 shares of Class A common stock owned by the Dolan Children Trusts for the benefit of James L. Dolan and Kathleen M. Dolan and an aggregate of 7,383,758 shares of Class A common stock issuable upon conversion of an equal number of shares of Class B common stock owned by the Dolan Children Trusts for the benefit of James L. Dolan and Kathleen M. Dolan. He disclaims beneficial ownership of the 16,236 shares of

Proxy Statement 2010 - Cablevision

Class A common stock held as custodian for his children, the 448,770 shares of Class A common stock owned by the CFD Trust No. 10, an aggregate of 351,003 shares of Class A common stock owned by the Dolan Children Trusts for the benefit of James L. Dolan and Kathleen M. Dolan and an aggregate of 7,383,758 shares of Class A common stock issuable upon conversion of an equal number of shares of Class B common stock owned by the Dolan Children Trusts for the benefit of James L. Dolan and Kathleen M. Dolan.

(28)	Mary S. Dolan may be deemed to have the sole power to vote or direct the vote and to dispose of or direct the disposition of 16,750 shares of Class A common stock held as custodian for her children and the shared power to vote or direct the vote of or to dispose of or direct the disposition of 28,837 shares of Class A common stock owned jointly with her spouse, an aggregate of 382,912 shares of Class A common stock owned by the Dolan Children Trusts for the benefit of Deborah A. Dolan-Sweeney and Patrick F. Dolan and an aggregate of 7,219,987 shares of Class A common stock issuable upon conversion of an equal number of shares of Class B common stock owned by the Dolan Children Trusts for the benefit of Deborah A. Dolan-Sweeney and Patrick F. Dolan. She disclaims beneficial ownership of 16,750 shares of Class A common stock held as custodian for her children, an aggregate of 382,912 shares of Class A common stock owned by the Dolan Children Trusts for the benefit of Deborah A. Dolan-Sweeney and Patrick F. Dolan and an aggregate of 7,219,987 shares of Class A common stock issuable upon conversion of an equal number of shares of Class B common stock owned by the Dolan Children Trusts for the benefit of Deborah A. Dolan-Sweeney and Patrick F. Dolan.

(29)	Matthew J. Dolan may be deemed to have the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 4,900 shares of Class A common stock owned personally and 3,450 shares of Class A common stock held as custodian for his child and the shared power to vote or direct the vote of and to dispose of or direct the disposition of an aggregate of 351,003 shares of Class A common stock owned by the Dolan Children Trusts for the benefit of Marianne Dolan Weber and Thomas C. Dolan and an aggregate of 7,271,042 shares of Class A common stock issuable upon conversion of an equal number of shares of Class B common stock owned by the Dolan Children Trusts for the benefit of Marianne Dolan Weber and Thomas C. Dolan. He disclaims beneficial ownership of 3,450 shares of Class A common stock held as custodian for his child and an aggregate of 351,003 shares of Class A common stock owned by the Dolan Children Trusts for the benefit of Marianne Dolan Weber and Thomas C. Dolan and an aggregate of 7,271,042 shares of Class A common stock issuable upon conversion of an equal number of shares of Class B common stock.

(30)	Lawrence J. Dolan may be deemed to have the shared power to vote or direct the vote of and to dispose of or direct the disposition of 5,000 shares of Class A common stock owned jointly with his spouse, an aggregate of 319,086 shares of Class A common stock owned by the 2009 Family Trusts for which he serves as co-trustee and an aggregate of 7,490,024 shares of Class A common stock issuable upon conversion of an equal number of shares of Class B common stock owned by the 2009 Family Trusts. He disclaims beneficial ownership of an aggregate of 319,086 shares of Class A common stock owned by the 2009 Family Trusts and an aggregate of 7,490,024 shares of Class A common stock issuable upon conversion of an equal number of shares of Class B common stock owned by the 2009 Family Trusts.

(31)

David M. Dolan may be deemed to have the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 13,771 shares of Class A common stock owned by the David M. Dolan Revocable Trust and 1,196,823 shares of Class A common stock owned by the Charles F. Dolan Charitable Remainder Trust and the shared power to vote or direct the vote of and to dispose of or direct the disposition of 5,000 shares of Class A common stock held jointly with his spouse, 21,000 shares of Class A common stock owned by the Ann H. Dolan Revocable Trust, 2,000 shares of Class A

Proxy Statement 2010 - Cablevision

common stock held by his spouse as custodian for a child, an aggregate of 319,086 shares of Class A common stock owned by the 2009 Family Trusts for which he serves as co-trustee and an aggregate of 7,490,024 shares of Class A common stock issuable upon conversion of an equal number of shares of Class B common stock owned by the 2009 Family Trusts. He disclaims beneficial ownership of the 1,196,823 shares of Class A common stock owned by the Charles F. Dolan Charitable Remainder Trust, 21,000 shares of Class A common stock owned by the Ann H. Dolan Revocable Trust, 2,000 shares of Class A common stock held by his spouse as custodian for a child, an aggregate of 319,086 shares of Class A common stock owned by the 2009 Family Trusts and an aggregate of 7,490,024 shares of Class A common stock issuable upon conversion of an equal number of shares of Class B common stock owned by the 2009 Family Trusts.

(32)	Includes 191,456 shares of Class A common stock and 3,675,924 shares of Class A common stock issuable upon conversion of an equal number of shares of Class B common stock owned by the Charles F. Dolan Children Trust fbo Kathleen M. Dolan, established on December 22, 2009. Kathleen M. Dolan and Paul J. Dolan serve as co-trustees.

(33)	Includes 191,456 shares of Class A common stock and 3,675,924 shares of Class A common stock issuable upon conversion of an equal number of shares of Class B common stock owned by the Charles F. Dolan Children Trust fbo Deborah A. Dolan-Sweeney, established on December 22, 2009. Kathleen M. Dolan and Mary S. Dolan serve as co-trustees.

(34)	Includes 191,456 shares of Class A common stock and 3,563,208 shares of Class A common stock issuable upon conversion of an equal number of shares of Class B common stock owned by the Charles F. Dolan Children Trust fbo Marianne Dolan-Weber, established on December 22, 2009. Kathleen M. Dolan and Matthew J. Dolan serve as co-trustees.

(35)	Includes 191,456 shares of Class A common stock and 3,544,063 shares of Class A common stock issuable upon conversion of an equal number of shares of Class B common stock owned by the Charles F. Dolan Children Trust fbo Patrick F. Dolan, established on December 22, 2009. Kathleen M. Dolan and Mary S. Dolan serve as co-trustees.

(36)	Includes 159,547 shares of Class A common stock and 3,707,834 shares of Class A common stock issuable upon conversion of an equal number of shares of Class B common stock owned by the Charles F. Dolan Children Trust fbo Thomas C. Dolan, established on December 22, 2009. Kathleen M. Dolan and Matthew J. Dolan serve as co-trustees.

(37)	Includes 159,547 shares of Class A common stock and 3,707,834 shares of Class A common stock issuable upon conversion of an equal number of shares of Class B common stock owned by the Charles F. Dolan Children Trust fbo James L. Dolan, established on December 22, 2009. Kathleen M. Dolan and Paul J. Dolan serve as co-trustees.

Charles F. Dolan, members of his family and related family entities, by virtue of their ownership of Class B common stock, are able collectively to control stockholder decisions on matters in which holders of Class A common stock and Class B common stock vote together as a class, and to elect up to 75% of the Company’s Board. In addition, Charles F. Dolan, members of the Dolan family and related family entities entered into an amended Class B Stockholders Agreement which has the effect of causing the voting power of these Class B stockholders to be cast as a block on all matters to be voted on by holders of Class B common stock.

Proxy Statement 2010 - Cablevision

Registration Rights. On January 13, 2010, the Company entered into a registration rights agreement (the “Dolan Registration Rights Agreement”), with Charles F. Dolan, the Chairman of the Company, and all other holders of Class B common stock (other than the Charles F. Dolan Children Trusts referred to below), the Dolan Children’s Foundation and the Dolan Family Foundation. Under this agreement, Cablevision will provide the parties to the Dolan Registration Rights Agreement (the “Dolan Parties”) (and, in certain cases, transferees and pledgees of shares of Class B common stock owned by these parties) with certain demand and piggyback registration rights with respect to their shares of Class A common stock (including those issued upon conversion of shares of Class B common stock). The Dolan Parties own approximately 32.5 million shares of Class B common stock (the “Dolan Shares”), which represent approximately 59.8% of the outstanding Class B common stock as well as approximately 3.4 million shares of Class A common stock, which represent approximately 1.4% of the outstanding Class A common stock. Such shares of Class B common stock and Class A common stock, collectively, represent approximately 11.7% of the Company’s outstanding common stock and 41.3% of the aggregate voting power of the Company’s outstanding common stock.

Also on January 13, 2010, the Charles F. Dolan Children Trusts (the “Children Trusts”) and the Company entered into a registration rights agreement (the “Children Trusts Registration Rights Agreement”). Under this agreement, the Company will provide the Children Trusts (and, in certain cases, transferees and pledgees of shares of Class B common stock owned by these parties) with certain demand and piggy-back registration rights with respect to their shares of Class A common stock (including those issued upon conversion of shares of Class B common stock). The Children Trusts own approximately 21.9 million shares of Class B common stock (the “Children Trust Shares”), which represent approximately 40.2% of the outstanding Class B common stock, as well as approximately 1.1 million shares of Class A common stock, which represent approximately 0.4% of the outstanding Class A common stock. Such shares of Class B common stock and Class A common stock, collectively, represent approximately 7.5% of the Company’s common stock and 27.7% of the aggregate voting power of the Company’s outstanding common stock.

In the Children Trusts Registration Rights Agreement, each Children Trust has agreed that in the case of any sale or disposition of its shares of Class B common stock (other than to Charles F. Dolan or other Dolan family interests) by such Children Trust, or of any of the Children Trust Shares by any other Dolan family interest to which such shares of Class B common stock are transferred, such stock will be converted to Class A common stock. The Dolan Registration Rights Agreement does not include a comparable conversion obligation, and the conversion obligation in the Children Trusts Registration Rights Agreement does not apply to the Dolan Shares.

Proxy Statement 2010 - Cablevision

OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

Pursuant to regulations promulgated by the Securities and Exchange Commission, the Company is required to identify, based solely on a review of reports filed under Section 16(a) of the Securities Exchange Act of 1934, each person who, at any time during its fiscal year ended December 31, 2009, was a director, officer or beneficial owner of more than 10% of the Company’s Class A common stock that failed to file on a timely basis any such reports. Based on such review, the Company is aware of no such failure.

Matters To Be Raised At The 2010 Annual Meeting Not Included In This Proxy Statement

We do not know of any matters to be acted upon at the meeting other than those discussed in this proxy statement. If any other matter is presented, proxy holders will vote on the matter in their discretion.

Under our by-laws, in order to properly bring a proposal before the annual meeting, a stockholder must give the Company notice of the proposal not less than 60, nor more than 90 days prior to the date of the meeting. If, however, less than 70 days prior notice of the meeting date is given to stockholders, stockholders may notify the Company of a proposal up until the tenth day following the announcement. Under these criteria, stockholders have until April 18, 2010, to provide the Company with notice of a matter to be brought before the 2010 annual meeting.

Stockholder Proposals for 2011 Annual Meeting

Stockholders who, in accordance with Rule 14a-8 of the Securities and Exchange Commission, wish to present proposals at our 2011 annual meeting and wish to have those proposals included in the proxy materials to be distributed by us in connection with our 2011 annual meeting must submit their proposals to Cablevision Systems Corporation, Corporate Secretary, 1111 Stewart Avenue, Bethpage, New York 11714 on or before December 10, 2010. Any such proposal must meet the requirements set forth in the rules and regulations of the Securities and Exchange Commission, including Rule 14a-8, in order for such proposal to be eligible for inclusion in our 2011 proxy statement.

As described above under “Matters To Be Raised At The 2010 Annual Meeting Not Included In This Proxy Statement,” in accordance with our by-laws, in order to be properly brought before the 2011 annual meeting, regardless of inclusion in our proxy statement, notice of the matter the stockholder wishes to present must be delivered to Cablevision Systems Corporation, Corporate Secretary, 1111 Stewart Avenue, Bethpage, New York 11714, not less than 60 nor more than 90 days prior to the date of the annual meeting. If, however the date of the meeting is publicly announced or disclosed less than 70 days prior to the date of the meeting, such notice must be given not more than ten days after such date is first so announced or disclosed.

Proxy Statement 2010 - Cablevision

Annual Report on Form 10-K

WE WILL FURNISH (UPON PAYMENT OF A REASONABLE CHARGE FOR ANY EXHIBIT REQUESTED) A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2009, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, TO ANY STOCKHOLDER WHO REQUESTS ONE IN WRITING. Any such request should be directed to Cablevision Systems Corporation, Investor Relations, 1111 Stewart Avenue, Bethpage, New York 11714.

Victoria D. Salhus

Senior Vice President,

Deputy General Counsel

and Secretary

Bethpage, New York

April 8, 2010

1111 STEWART AVENUE BETHPAGE, NY 11714-3581

Vote by Internet or Telephone or Mail

24 Hours a Day, 7 Days a Week

Your Internet or telephone vote authorizes the named proxies to vote the shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 20, 2010 (May 19, 2010 for participants in Cablevision 401(k) Savings Plan). Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by CABLEVISION SYSTEMS CORPORATION in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on May 20, 2010 (May 19, 2010 for participants in Cablevision 401(k) Savings Plan). Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to CABLEVISION SYSTEMS CORPORATION, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

If you vote your proxy by Internet or by telephone you do NOT need to mail back your proxy card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	M23751-P94359	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CABLEVISION SYSTEMS CORPORATION	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
Unless otherwise specified in the spaces provided, the undersigned’s vote is	☐	☐	☐
cast FOR the election of the nominees for directors listed in Proposal (1) and FOR approval of Proposal (2) below, all as more fully described in the accompanying Proxy Statement.

Vote On Directors
1. Election of the following nominees as Class A Directors:
Nominees:
(01) Zachary W. Carter	(04) Vincent Tese
(02) Thomas V. Reifenheiser	(05) Leonard Tow
(03) John R. Ryan

	Vote On Proposal				For	Against	Abstain
	2. Proposal to ratify the appointment of KPMG LLP as independent registered public accounting firm of the Company for fiscal year 2010.				☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

Your signature should appear the same as your name appears hereon. If signing as attorney, executor, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties to the joint tenancy must sign. When a corporation gives the proxy, it should be signed by an authorized officer and the corporate seal affixed.

Signature [PLEASE SIGN WITHIN BOX]	Date			Signature (Joint Owners)	Date

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report on Form 10-K are

available at www.proxyvote.com.

▲ FOLD AND DETACH HERE ▲	M23752-P94359

CLASS A PROXY	CABLEVISION SYSTEMS CORPORATION

Solicited by the Board of Directors for Annual Meeting of Stockholders on May 21, 2010

The undersigned hereby appoints MICHAEL P. HUSEBY, DAVID ELLEN and VICTORIA D. SALHUS and each of them, jointly and severally, proxies with full power of substitution, to vote all stock of CABLEVISION SYSTEMS CORPORATION (the “Company”) which the undersigned is entitled to vote at the Company’s Annual Meeting of Stockholders to be held at the Company’s executive offices, 1111 Stewart Avenue, Bethpage, New York, on Friday, May 21, 2010, at 10:00 a.m., and at any adjournment or postponement thereof, hereby ratifying all that said proxies or their substitutes may do by virtue hereof, and the undersigned authorizes and instructs said proxies to vote as stated on the reverse side.

Attention participants in Cablevision 401(k) Savings Plan: If you hold shares of Cablevision NY Group Class A Common Stock through Cablevision 401(k) Savings Plan, you should complete, sign and return this proxy card to instruct Fidelity Management Trust Company, as Trustee to the Plan, how to vote these shares. Your proxy must be received no later than 11:59 p.m. EDT on May 19, 2010 so that the Trustee of the Plan (who votes the shares on behalf of Plan participants) has adequate time to tabulate the voting instructions. Your voting instructions will be kept confidential. Fidelity Management Trust Company shall not vote shares of Cablevision NY Group Class A Common Stock allocated to a Participant’s account for which it has not received instructions from the Participant. Please read the enclosed Proxy Statement for more information.

Important Notice: All meeting attendees may be asked to present a valid, government-issued photo identification card (federal, state or local), such as a driver’s license or passport, before entering the meeting. In addition, video and audio recording devices and other electronic devices will not be permitted at the meeting and attendees will be subject to security inspections.

Receipt of the Notice of said annual meeting and of the Proxy Statement and Annual Report on Form 10-K of CABLEVISION SYSTEMS CORPORATION accompanying the same is hereby acknowledged.

(Continued and to be signed on reverse side.)

CLASS B PROXY

CABLEVISION SYSTEMS CORPORATION

Solicited by the Board of Directors for

Annual Meeting of Stockholders on May 21, 2010

The undersigned hereby appoints MICHAEL P. HUSEBY, DAVID ELLEN and VICTORIA D. SALHUS and each of them, jointly and severally, proxies with full power of substitution, to vote all stock of CABLEVISION SYSTEMS CORPORATION (the “Company”) which the undersigned is entitled to vote at the Company’s Annual Meeting of Stockholders to be held at the Company’s executive offices, 1111 Stewart Avenue, Bethpage, New York, on Friday, May 21, 2010, at 10:00 a.m., and at any adjournment or postponement thereof, hereby ratifying all that said proxies or their substitutes may do by virtue hereof, and the undersigned authorizes and instructs said proxies to vote as follows:

Important Notice: All meeting attendees may be asked to present a valid, government-issued photo identification card (federal, state or local), such as a driver’s license or passport, before entering the meeting. In addition, video and audio recording devices and other electronic devices will not be permitted at the meeting and attendees will be subject to security inspections.

Receipt of the Notice of said annual meeting and of the Proxy Statement and Annual Report on Form 10-K of CABLEVISION SYSTEMS CORPORATION accompanying the same is hereby acknowledged.

(Continued and to be signed on reverse side.)

Address Change/Comments (Mark the corresponding box on the reverse side)

Please mark	☒
your votes as indicated in this example

Unless otherwise specified in the spaces provided, the undersigned’s vote is cast FOR the election of the nominees for directors listed in Proposal (1) and FOR approval of Proposal (2) below, all as more fully described in the accompanying Proxy Statement.

1.	Election of the following nominees as Class B Directors:	FOR all nominees listed to the left	WITHHOLD AUTHORITY to vote for all nominees listed to the left	FOR all nominees except:	To withhold authority for any individual nominee(s), write that nominee’s number on the space provided below. ______________________

Nominees:

  (01) Rand V. Araskog

  (02) Frank J. Biondi

  (03) Charles F. Dolan

  (04) James L. Dolan

  (05) Kathleen M. Dolan

  (06) Kristin A. Dolan

  (07) Patrick F. Dolan

  (08) Thomas C. Dolan

  (09) Brad Dorsogna

  (10) Deborah Dolan-Sweeney

  (11) Brian G. Sweeney

  (12) Marianne Dolan Weber

		☐	☐	☐

2.	Proposal to ratify the appointment of KPMG LLP as independent registered public accounting firm of the Company for fiscal year 2010.	FOR ☐	AGAINST ☐	ABSTAIN ☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

Signature(s)	Date ,	2010.

Your signature should appear the same as your name appears hereon. If signing as attorney, executor, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties to the joint tenancy must sign. When a corporation gives the proxy, it should be signed by an authorized officer and the corporate seal affixed.